UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2012

Item 1.  Report to Stockholders.

[Calvert Social Investment Fund Money Market, Balanced, Bond, Equity and Enhanced Equity Portfolios Annual Report]

[Calvert Asset Allocation Funds Annual Report]

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This fiscal year has witnessed an unprecedented amount of monetary stimulus by the Federal Reserve. These actions, led by Chairman Bernanke, have been taken due to the lack of any reasonable fiscal budget coming from Congress. Yet all admit that monetary tools can only do so much to keep the economy afloat. Though financial markets were buoyed by this injection of vast amounts of money, the real economy is still anemic, due in large part to the fear and uncertainty about the necessary fiscal choices to address the nation’s long-term budget deficits.

In My Opinion

Political rhetoric on both sides during this election year avoids discussing the hard choices. As a result, these are such difficult and unusual circumstances for making investment decisions. In particular, money for new projects and investment has been put on hold. The number of venture funds has declined almost 60% since 2007. Many of the unemployed still suffering in this economic situation have almost given up their job searches--not to mention the underemployed who are dissatisfied working jobs that are not using their best skills or paying wages commensurate with their talents.

Ironically, America is a rich country, both in resources and in people. The shale gas finds are of major significance to the country’s efforts to become more energy independent, with potential ramifications in foreign policy and military budget needs. Much of the best talent in the world would move to the United States if we made needed reforms to our immigration laws. It’s true that our free-market economy has concentrated more wealth in the hands of the few, but most would agree that some of that excess wealth of the few needs to go to giving educational and job opportunities to the next generation in order to keep benefits flowing to everyone.

I’m hopeful that we will make some of these hard choices in the next few months as Congress deals with the “fiscal cliff.” Whether we bring back the Clinton-era tax structure or the Simpson-Bowles proposed compromise, there are solutions, however imperfect, which could at least help us muddle through.

You hear much argument about the numbers in economics, but I believe sometimes the most important part of economics is what Keynes called “animal spirits.” This phenomenon is hard to define, but is no less real and important. Americans have long been optimistic about the future, but the new polarized politics in Washington, along with the dominance and intransigence of the special interests, have dampened this optimism. A reasonable resolution from Congress for a fiscal plan might do wonders to change the mood and could put the country on an upward trajectory.

Investors in these uncertain times cannot be blamed for steering away from the stock market in favor of some type of certain yield in the bond market. And the economic weakening in most other countries is cause for heightened concern. However, if there is a respectable resolution to the looming fiscal crisis in the United States, stocks might receive renewed support as analysts become more confident in the prospects for corporate earnings. Bottom line—in my opinion, keep some of your money in the stock market, even in these times that seem so perilous.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 4

Shareholder Advocacy

Calvert continues to work in a variety of areas, having dialogues with companies and industries about sustainability policies. In this past year, these efforts have taken many different shapes:

1. Calvert helped craft new SEC rules about “conflict minerals” under the Dodd-Frank legislation. These minerals have fueled a violent 14-year conflict in the Eastern Democratic Republic of the Congo.

2. Calvert advocated in public testimony for the newly finalized corporate average fuel economy (CAFE) standards, which require cars to reach a 54 mpg standard by 2025.

3. Calvert co-authored two reports to help companies navigate the waters of climate risks and protect shareholder value. Oxfam America and Ceres joined us to create Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts.

4. Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

5. Calvert also filed 24 shareholder resolutions to keep sustainability and social issues in front of corporate management. One resolution on board diversity at Urban Outfitters received 39% support (up from 22% last year). Despite owning popular women’s retail brands Anthropologie and Free People, the company does not have any women or minorities on its board of directors.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment through the Foundation is FMM Popayan, which offers financial services to more than 400,000 clients in some of the poorest areas of Columbia. Women comprise 66% of Popayan’s client base.

We also supported the Triodos Sustainable Trade Fund, which seeks to improve the economic position of farmers in emerging markets and stimulate development in the sustainable agriculture sector. It does this by providing pre-export value chain financing to farmer cooperatives, with a specific focus on fair trade and organic farming.

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Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society.

One example of a recent investment is Ivy Capital/All Life Insurance Company of South Africa, which insures people living with HIV.2 The company uses online support systems to help clients comply with their medical requirements in order to live a longer life. This provides enormous security to their families and employers and seems to be a rather unique business model in fighting the scourge of AIDS.

Thanks to your continued support, we continue making a difference in some of the most critical issues facing investors and our society today.

D. Wayne Silby
Founding Chair
October 2012

1. As of September 30, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or
“Foundation”) Community Investment Notes represented the following percentages of Fund net assets:
Calvert Balanced Portfolio 0.80%, Calvert Equity Portfolio 0.43%, and Calvert Bond Portfolio 0.38%.
The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment
Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2. As of September 30, 2012, Ivy Capital/All Life Insurance Company represented 0.02% of Calvert
Equity Portfolio. Holdings are subject to change.

As of September 30, 2012, the following companies represented the following percentages of Fund net assets: Urban Outfitters 0%; Yahoo 0%; Google 1.78% of Calvert Balanced Portfolio and 3.69% of Calvert Equity Portfolio; Microsoft 4.32% of Calvert Enhanced Equity Portfolio, 3.74% of Calvert Equity Portfolio, 1.83% of Calvert Balanced Portfolio; and Facebook 0%. Holdings are subject to change.

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Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 7

Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

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A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/
interactives/metromonitor#overall
2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast
Indicates Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/
company/MarketReport.cfm?month=July&year=2012
3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA
Today, July 15, 2012, www.usatoday.com/money/economy/story/2012-07-15/jobs-recov-
ered/56242656/1
4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using
Facebook to tell a compelling brand story and share valuable content with investors and advi-
sors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 9

Performance

For the 12-month period ended September 30, 2012, Calvert Money Market Portfolio returned 0.01% compared to its benchmark, the Lipper Money Market Funds Average, which returned 0.02% for the same period.

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, policymakers, politicians, and voters in countries across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt

CALVERT MONEY
MARKET PORTFOLIO
September 30, 2012

INVESTMENT PERFORMANCE
(total return)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class O	0.005%	0.01%

Lipper Money Market
Funds Average	0.01%	0.02%

AVERAGE ANNUAL TOTAL RETURNS
One year	0.01%
Five year	0.81%
Ten year	1.56%

7-DAY SIMPLE/EFFECTIVE YIELD
7-day simple yield	0.01%
7-day effective yield	0.01%

% of Total
INVESTMENT ALLOCATION	Investments
Variable Rate Demand Notes	81.2%
U.S. Treasury Obligations	12.7%
U.S. Government Agencies And
Instrumentalities	5.2%
Municipal Obligations	0.9%
Total	100%

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund/portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert. com for current performance data.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 10 issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mortgage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

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Portfolio Strategy

Since money market rates remained at historically low levels, we maintained our strategy of investing in high-grade, conservative securities. The Portfolio’s primary investments include liquid variable-rate demand notes and U.S. government securities, including agencies and Treasuries. We believe this strategy allows us to meet our goals of liquidity and principal preservation.

Our Fund, like all money market funds, is subject to the stringent guidelines of Rule 2a-7, which was established under the Investment Company Act of 1940 and influences the credit quality, maturity, and liquidity of investments in money-market funds. Recent changes to the rule have created even stronger guidelines designed to further enhance credit, liquidity, and transparency. Calvert’s internal diversification guidelines are designed to limit risk even further.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a creditable fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. Though money market rates have remained at historically low levels for quite some time, the total net assets of money market funds was $2.6 trillion4 as of September 2012.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield
Master II Effective Yield

3. Federal Reserve data

4. Crane data

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Investment Performance

Calvert Balanced Portfolio Class A shares (at NAV) returned 18.58% for the 12-month period ended September 30, 2012 versus the 30.06% return of the Russell 1000 Index. The Portfolio’s relative underperformance versus the Russell 1000 was due to the strong performance of stocks relative to bonds, since the Portfolio allocates approximately 40% of assets to bonds.

A custom composite index (60% Russell 1000 Index and 40% Barclays U.S. Credit Index), which represents the long-term expected allocation to stocks and bonds in the Portfolio, returned 22.07%. Both the equities and fixed-income portfolios contributed to the underperformance relative to the composite index.

CALVERT BALANCED
PORTFOLIO
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12 #
Class A	1.78%	18.58%
Class B	1.26%	17.39%
Class C	1.34%	17.60%
Class I	2.02%	19.16%

Russell 1000 Index	2.99%	30.06%
Balanced Composite
Index	4.23%	22.07%
Lipper Mixed-Asset
Target Alloc.
Growth Funds
Average	1.99%	19.33%

TEN LARGEST
STOCK HOLDINGS	% of Net Assets
Apple, Inc.	2.7%
Microsoft Corp.	1.9%
EMC Corp.	1.8%
Google, Inc.	1.8%
Express Scripts Holding Co.	1.6%
Oneok, Inc.	1.5%
Capital One Financial Corp.	1.4%
Ecolab, Inc.	1.3%
IntercontinentalExchange, Inc.	1.3%
Deere & Co.	1.2%
Total	16.5%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note G - Other in Notes to Financial Statements.

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Investment Climate

Gradually improving U.S. economic data, healthy corporate earnings, and some steps toward mitigating Europe’s sovereign debt crisis provided support for equities worldwide during the fiscal year but buffeted fixed-income and other financial markets. Global inflation remained tame. Aggressive, accommodative monetary policy by central banks around the world helped equity markets rally hard off their lows posted last fall, albeit on low volume.

Equity & Fixed Income Performance

Within the Russell 1000 Index, Consumer Discretionary, Telecommunication Services, and Financials were the top-performing sectors, while the Utilities, Consumer Staples, and Energy sectors lagged. Negative headwinds from the eurozone and an economic slowdown in China led to a divergence in international stock performance with the MSCI EAFE and MSCI Emerging Markets Indices returning 14.33% and 17.33%, respectively.

In fixed income, the BofA Merrill Lynch U.S. Corporate Master Effective Yield Index fell by more than one percentage point to 2.86%. The benchmark 10-year Treasury yield declined about one-quarter percentage point to approximately 1.65%. Money market yields remained pinned just above zero percent. And at the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%.1

Economic Review

The U.S. economy continued on the path of gradual recovery. Strong corporate earnings provided some upside surprises for investors. Top-line numbers

CALVERT BALANCED
PORTFOLIO
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year#	12.93%
Five year	1.06%
Ten year	5.23%

CLASS B SHARES	(with max. load)
One year#	12.39%
Five year	0.82%
Ten year	4.69%

CLASS C SHARES	(with max. load)
One year#	16.56%
Five year	1.15%
Ten year	4.77%

CLASS I SHARES*
One year#	19.16%
Five year	2.58%
Ten year	6.20%

ASSET ALLOCATION	% of Total Investments
Equity Investments	58%
Bonds	42%
100%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

# (see note on page 13)

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert. com. The gross expense ratio from the current prospectus for Class A shares is 1.25%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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driven by the economic recovery were encouraging. Improvement in unemployment was a welcome sign. Unfortunately, the decline in unemployment was primarily due to a drop in the labor force participation rate.

U.S. inflation remained low, bank lending continued to improve, and a weak U.S. dollar, thanks to especially accommodative domestic monetary policy, helped U.S. exports and supported the rebuilding of the domestic manufacturing and industrial base. Vehicle sales and production also looked encouraging.

Manufacturing continued to boost employment and the U.S. economy, but accelerating recession in Europe and a global economic slowdown are de-emphasizing the contribution of exports to U.S. GDP. Therefore, continued recovery of the U.S. consumer will be important for a self-sustaining U.S. economic recovery.

Recently, the service sector, consumer spending patterns, and consumer confidence have shown improvement. The U.S. housing market continued its bottoming-out process too. With mortgage rates at record lows, housing activity picked up throughout the fiscal year--which can provide a powerful multiplier effect on the consumer and U.S. economy.

The so-called “Bernanke put” supported U.S. equity markets throughout the fiscal year with investors believing the Federal Reserve (Fed) would provide future liquidity injections if the economy faltered. A third round of quantitative easing (QE3) materialized in September with an open-ended commitment to monthly purchases of $40 billion in mortgage-backed securities until the labor market substantially improves. The Fed’s “Operation Twist” program to further reduce long-term interest rates was also extended during the year.

These Fed policies effectively drove down yields on the safest investments, prompting investors to take more risk through the purchases of equities and corporate debt--driving equity prices higher and bond yields lower. Purchases of mortgage-backed securities should also drive down U.S. mortgage rates and bolster the housing market.

As global economic challenges keeping inflation in check, policymakers worldwide continued their efforts toward easing monetary policies. However, the economic picture looked increasingly grim in the eurozone, with peripheral economies firmly in a recessionary spiral and core economies under stress.

Investors responded favorably to the European Central Bank’s (ECB) open-ended commitment to purchase sovereign debt, which is a promising step in addressing the region’s sovereign debt crisis and reducing fear in the financial markets.

Portfolio Strategy

Modest but well-timed shifts in the stock and bond allocations helped performance during the period, particularly the decision to increase equity exposure during the stock market’s October 2011 rally.

Equity

The equity allocation of the Portfolio underperformed its asset class benchmark, the Russell 1000 Index, over the 12-month period. Sector selection was a neutral factor for

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 16 performance, although the portfolio’s average cash position of less than 2.5% detracted from performance as equity markets posted strong performance for the period. Stock selection generally detracted from performance, particularly holdings in the Consumer Discretionary, Telecommunications, and Industrials sectors.

Fixed Income

Decreasing demand for thinly traded investment-grade bonds, which are not included in the benchmark, hurt performance of the fixed-income portfolio the most. However, we began actively reallocating the portfolio to index-type names during the period, which boosted relative performance in the second half of the period. It also increased liquidity and selectively increased our corporate credit exposure. Going forward, we’ll continue to hold out-of-index securities we believe offer compelling relative value, but we’ll hold smaller sizes than in the past.

Another negative was the bias toward relatively high-quality investment-grade corporate bonds. Lower-quality corporate bonds generally outperformed as investors became more comfortable taking on credit risk.

Short relative duration also contributed to underperformance in the falling interest rate environment.2 Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. We gradually lengthened duration over the period, which should help mitigate the negative effects of any sudden interest rate increases. The Fund uses Treasury futures to hedge its interest rate position as well. The futures strategy did not materially impact the Fund’s performance.

On the positive side, an allocation to strong performing high-yield (non-investment grade) bonds, which the Barclays U.S. Credit Index does not hold, helped performance.

Outlook

Despite healthy corporate earnings and continued gradual economic recovery in the United States, looming developments in the political landscape could have a negative impact on U.S. GDP growth and are likely to be a source of volatility for the markets in the coming months.

Fiscal policy uncertainty has dampened companies’ plans to invest and hire new workers, so it is critical that corporate leaders get a better sense of the future path of federal taxes and spending. However, we do not expect much visibility on fiscal policy for at least the next quarter.

Once we know more about the “fiscal cliff” scenarios, though, market participants should feel better about investing in risky assets for the long term. Still, continued challenges in the global economic environment leave equity markets vulnerable to negative news.

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We expect the U.S. economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013. Government-guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. Among fixed-income securities, we continue to favor corporate bonds given the strong balance sheets of most corporate issuers and the attractive value relative to Treasuries.

October 2012

1. Federal Reserve data

2. As of September 30, 2011, the duration of the Portfolio was 4.9 years and the duration of the Barclays
U.S. Credit Index was 6.7 years. As of the end of the reporting period, the duration of the Portfolio was
5.7 years compared to 6.8 years for the Index.

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Performance

For the 12-month period ended September 30, 2012, Calvert Bond Portfolio (Class A shares at NAV) returned 8.47%. Its benchmark index, the Barclays U.S. Credit Index, returned 10.09% for the same period. The Portfolio’s underperformance resulted mainly from its bias toward holding higher-quality corporate bonds as well as its holdings of some investment-grade bonds that are not included in the benchmark and did not perform as well as many securities in the benchmark.

CALVERT BOND
PORTFOLIO
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12 #
Class A	6.09%	8.47%
Class B	5.51%	7.32%
Class C	5.70%	7.58%
Class I	6.41%	9.21%
Class Y	6.25%	8.79%

Barclays U.S. Credit
Index	6.09%	10.09%
Lipper A Rated Corporate
Debt Funds Average	4.99%	7.71%

	30 DAYS ENDED
SEC YIELDS	9/30/12	9/30/11
Class A	1.61%	2.50%
Class B	0.68%	1.54%
Class C	0.90%	1.80%
Class I	2.27%	3.23%
Class Y	1.97%	2.92%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75%
front-end sales charge or any deferred sales charge.

# The investment performance/return at NAV has been calculated in accordance with Generally
Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjust-
ments, the investment return may be different than the shareholder received during the reporting period.
See Note G - Other in Notes to Financial Statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 19

Market Review

During the past 12 months, the U.S. fixed-income market and other financial markets continued to be buffeted by a bevy of factors, including the decisions of central banks, policymakers, politicians, and voters in countries across the globe. Often, these decisions resulted in efforts to address slower economic growth and the financial instability created by the 2008 financial crisis—an event that triggered ongoing sovereign- and bank-debt issues in the euro area and dampened global economic growth.

From mid-2012, financial markets benefitted as central banks in key countries eased monetary policy. When the debt crisis in Spain threatened the stability of global financial markets, Mario Draghi, president of the European Central Bank (ECB), made a public pledge to take action to save the euro. Soon after, the ECB announced its Outright Monetary Transactions program, which will support the debt markets of any euro member government that seeks a financial bailout and is willing to implement austerity measures. There also was relief after key eurozone elections and when a German high court decision upheld the permanent euro bailout facility. An important benefit of these various actions—the ECB’s in particular—was a reduction of fear in the financial markets. One measure of fear, the VIX Index of the expected volatility of U.S. stock prices, fell by 63% over the reporting period.1 In the United States, the impact of partisan politics, political gridlock, and looming elections was apparent throughout the reporting period. This was particularly true at the end of 2011 (the beginning of the 12-month period), when markets recovered from near-default on U.S. government debt. It is also true today, as the potential economic effect of an unaddressed “fiscal cliff” looms over the economy. U.S. fiscal policy was effectively disabled. The Federal Reserve (Fed) faced sub-trend gross domestic product (GDP) growth, a below-target inflation rate, a weak labor market, and the unresolved euro crisis. In response to these challenges, the Fed lengthened the average maturity of the central bank’s securities portfolio over the reporting period, extended its commitment to a near-zero target interest rate, and initiated a third round of purchases of government-guaranteed securities (i.e., “QE3”) focused on mortgage-backed debt. Purchases of mort-

CALVERT BOND
PORTFOLIO
September 30, 2012
`
% of Total
ECONOMIC SECTORS	Investments
Corporate	69.7%
Financial Institutions	25.2%
Industrial	41.7%
Utility	2.8%
Government Related	9.5%
Agency	3.1%
Local Authority	6.4%
Securitized	11.6%
Asset Backed Securities	1.7%
Collateralized Mortgage
Backed Securities	4.2%
Covered	3.1%
Mortgage Backed
Passthrough	2.6%
Treasury	4.7%
Short-Term Investments	3.8%
High Social Impact
Investments	0.4%
Other	0.3%
Total	100%

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gage-backed securities are intended to drive down U.S. mortgage rates and, therefore, assist the nascent U.S. housing sector recovery. Significantly, the Fed made a more explicit commitment to tip monetary policy toward reducing unemployment even at the cost of a temporarily above-target consumer price inflation rate.

The chief tactics of Fed policy have been to effectively promise to hold savers’ rates to near zero and to remove a vast amount of U.S. government-guaranteed bonds from the market. By driving down the yields available on the safest investments, the Fed led investors to take more risk through the purchases of equities and corporate debt. This behavior drove equity prices higher and the yields on bonds lower. Higher equity prices helped household net worth recover from the 2008 crisis. Lower corporate bond yields helped ease financial conditions in the private-sector debt market.

Over the reporting period, a key investment-grade bond yield index fell by more than one percentage point to 2.86% and a key non-investment-grade bond yield index declined by almost three percentage points to 6.62%.2 The benchmark 10-year Treasury yield declined by approximately one-quarter percentage point to about 1.65%. Money-market yields remained pinned just above zero percent. At the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%, as was the three-month non-financial commercial paper yield at 0.18%.3

Portfolio Strategy

The most significant negative performance factor for the Portfolio was its holdings of thinly-traded investment-grade bonds that are not included in the benchmark. During the reporting period, we repositioned the Portfolio to reflect a decrease in demand for thinly traded securities, which helped improve the Portfolio’s relative performance in the second half of the period. We will continue to actively reduce our exposure to these types of investments and reallocate the proceeds to more liquid index-type names. This will help increase Portfolio liquidity as well as selectively increase our corporate credit exposure. We will continue to include out-of-index securities in the Portfolio when we believe they offer compelling relative value, but the size of these holdings will be smaller than it has been in the past.

The Portfolio’s bias toward holding relatively high-quality investment-grade corporate bonds was also a negative factor in its relative performance during the reporting period. Lower-quality corporates generally performed better than higher-quality issues over the 12-month period as investors became more comfortable taking on credit risk.

We continued to keep the duration of the Portfolio shorter than the duration of the benchmark, although we gradually lengthened the Portfolio’s duration over the course of the reporting period. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. Lengthening duration should help the Portfolio stay more neutral in times of interest rate volatility while also helping to mitigate some of the negative price effects of a sudden increase in interest rates. At the beginning of the reporting period, the duration of the Portfolio was 5.07 years and the duration of the benchmark was 6.67 years. As of the end of the reporting period,

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales Class A charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www. calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.13%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

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the duration of the Portfolio was 5.83 years compared to 7.07 years for the benchmark. The Portfolio uses Treasury futures to hedge its interest rate position. This futures strategy impacted the Portfolio’s performance by +39 basis points. Because interest rates fell during the 12-month period, the Portfolio’s short relative duration held back its performance relative to the benchmark.

On the positive side, the Portfolio’s relative performance benefitted from its allocation to high-yield (non-investment grade) bonds. The benchmark does not include high-yield securities, which generally posted strong returns during the reporting period. At the beginning of the reporting period, high-yield bonds accounted for 6.74% of the Portfolio’s net assets.

Outlook

Fiscal policy uncertainty is a distraction to U.S. corporate leadership, which remains somewhat risk averse. This uncertainty has dampened corporations’ plans to invest and hire new workers, so it is critical that corporate leaders gain a better sense of the future path of federal taxes and spending. In addition, financial-sector companies, in particular, must adjust to new post-crisis regulatory rules.

However, we do not expect much fiscal policy clarity for at least the next quarter. The economy would be poised to do better if political leadership produced a credible fiscal package that reduced uncertainty. That would take pressure off the Fed to continue easing monetary policy.

We expect the economy to continue to grow at a modest pace, consumer price inflation to remain low, and the job market to only slowly improve. The Fed may announce more purchases of Treasury securities early in 2013 after the current maturity extension program expires on December 31. Government-

CALVERT BOND
PORTFOLIO
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year#	4.33%
Five year	4.49%
Ten year	5.07%

CLASS B SHARES	(with max. load)
One year#	3.32%
Five year	4.23%
Ten year	4.45%

CLASS C SHARES	(with max. load)
One year#	6.58%
Five year	4.47%
Ten year	4.61%

CLASS I SHARES
One year#	9.21%
Five year	5.94%
Ten year	6.10%

CLASS Y SHARES*
One year#	8.79%
Five year	5.52%
Ten year	5.59%

* Calvert Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

# (see note on page 19)

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guaranteed bond yields should remain quite low and money-market yields will likely stay close to zero. We continue to favor corporate bonds given the strong balance sheets of most corporate issuers and the attractive value relative to Treasuries.

Upcoming Change in Investment Strategy

Beginning January 31, 2013, the Portfolio will change its investment strategy from investing at least 65% of its net assets in investment grade debt securities rated A or above, to investing at least 80% in investment grade debt securities rated BBB or above. The change in strategy should allow more flexibility for the portfolio manager in seeking the Portfolio’s objective. See the prospectus supplement included in the back of this report.

October 2012

1. Chicago Board Options Exchange data

2. BofA Merrill Lynch U.S. Corporate Master Effective Yield and BofA Merrill Lynch U.S. High Yield Master II Effective Yield

3. Federal Reserve data

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Investment Performance

For the 12-month period ended September 30, 2012, Calvert Equity Portfolio Class A shares (at NAV) returned 22.75%, compared with a return of 30.20% for the Standard and Poor’s (S&P) 500 Index. Stock selection was responsible for the relative underperfor-mance.

Investment Climate

It’s been a peculiar last 12 months. On the one hand, the S&P 500 rose more than 30%. You’d think that would indicate a strong, or at least rebounding, economy. You’d think that worries about the global economy were fading. You’d also think that would mean investors were nurturing a budding love affair with stocks. You’d be very wrong on every count.

There are nearly always small debates about the market. However, much of this period involved a battle of epic proportions about whether Europe could avoid a bad ending to the euro saga. And if it can’t, would it result in another global meltdown? Debate also raged about whether the U.S. economy will avoid sliding back into recession. The answers are clearly interconnected. And

CALVERT EQUITY
PORTFOLIO
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	-0.08%	22.75%
Class B	-0.49%	21.66%
Class C	-0.43%	21.82%
Class I	0.19%	23.44%
Class Y	0.10%	23.26%

S&P 500 Index	3.43%	30.20%

Lipper Large-Cap
Growth Funds
Average	0.27%	27.19%

TEN LARGEST STOCK HOLDINGS
% of Net Assets
Apple, Inc.	4.6%
Allergan, Inc.	4.5%
QUALCOMM, Inc.	4.4%
CVS Caremark Corp.	3.9%
Microsoft Corp.	3.8%
Google, Inc.	3.7%
Cognizant Technology Solutions
Corp.	3.4%
Cameron International Corp.	3.1%
Ecolab, Inc.	3.0%
International Business Machines
Corp.	2.8%
Total	37.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 25 investors’ perceptions of those answers were sometimes affected by slowing growth in emerging markets and surging gasoline prices.

Shifts in investor sentiment led to vast differences in market behavior from quarter to quarter. Pessimism surged in 2011’s final quarter although the market gained--with a few low-growth, large-cap, high-dividend stocks dominating performance. Then, concerns about a meltdown receded and the market’s behavior in early 2012 was a mirror image--exactly the reverse--of the previous quarter, except quality growth stocks led the way. Not much had actually changed, but perceptions sure did. The schizophrenia continued in the second quarter when the failed Greek elections renewed fears about the global economy.

The markets responded favorably to subsequent actions by European politicians and the European Central Bank that significantly reduced the odds of an uncontrolled meltdown. We believe this is a real improvement and not just perception. While the global economy is not out of the woods, the sentiment roller coaster appears to be back on more level track.

Looking at sector performance doesn’t tell much of a story either, as the swings in sentiment created a fairly tight performance spread between sectors. Only Utilities was a clear laggard, and that’s one of the smaller sectors. The tug of war between offensive and defensive strategies playing out across time periods rather than across sectors was also uncharacteristic.

Portfolio Strategy

Building a portfolio for this environment was very challenging. Being stock pickers instead of economics experts usually serves us well. But that’s not true of the last 12 months. Since the recovery began in 2009,

CALVERT EQUITY
PORTFOLIO
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	16.92%
Five year	1.60%
Ten year	7.06%

CLASS B SHARES	(with max. load)
One year	16.66%
Five year	1.50%
Ten year	6.65%

CLASS C SHARES	(with max. load)
One year	20.82%
Five year	1.81%
Ten year	6.75%

CLASS I SHARES
One year	23.44%
Five year	3.16%
Ten year	8.18%

CLASS Y SHARES*
One year	23.26%
Five year	2.87%
Ten year	7.72%

*Calvert Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 26

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales Class A charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.22%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 27 we’ve consistently believed the risks of the U.S. economy sliding back into recession were low and the Europeans would hold the eurozone together--although they may not be able to dodge a new recession. Both of our assumptions have so far proven true. But, at times, these realities were greatly at odds with market behavior. As a result, we owned the wrong types of stocks during the fourth quarter of 2011 and the second quarter of 2012.

Today’s portfolio is quite different from a year ago. In hindsight, we were positioned for growth or offense when we should have been positioned for defense. So we’ve taken advantage of the market’s surges of optimism to dial back the offensive positioning this year.

While policy actions have reduced the chances of a eurozone meltdown, Europe remains mired in a deepening recession. Significant questions also remain about where China is headed. And most importantly, we’re worried about the “fiscal cliff” here in the United States, when tax cuts expire and major budget cuts become effective.

CALVERT EQUITY
PORTFOLIO
STATISTICS
September 30, 2012

% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	12.4%
Consumer Staples	10.6%
Energy	9.3%
Financials	10.2%
Health Care	13.2%
Industrials	9.1%
Information Technology	27.0%
Limited Partnership Interest	0.2%
Materials	3.0%
Short-Term Investments	4.6%
Venture Capital	0.4%
Total	100%

Performance this past year certainly disappointed us. Being positioned to zig when the market zagged captures some of what happened. However, a few stocks made outsized contributions to our underperformance. Keurig brewing system maker Green Mountain Coffee Roasters was by far the biggest detractor. While it was actually was a strong performer for most of 2011, it fell sharply toward year-end as the company struggled to manage its rapid growth. A famous short-seller also correctly sensed vulnerability and attacked the company. Bottom line, we held on to a good stock too long.

In Information Technology, Acme Packet was a slow but sustained and significant under-performer as its wireless telecommunication carrier clients repeatedly delayed and reduced capital spending on network upgrades. Instead, they struggled to alter the dynamic of the rapidly growing smartphone ecosystem, where key handset makers such as Samsung and especially Apple have captured most of the dollars. We simply misjudged the severity of the situation.

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Despite strong positions in their niches, C.H. Robinson and Expeditors International hampered performance as well. Both these solid, long-term growth companies match loads to be shipped and transportation companies with available capacity. Both companies benefit from imbalances—either too many goods and too little shipping capacity or vice versa. So the “Goldilocks” environment of the last year with slow but steady demand is the worst environment for them. But we believe they will be great stocks again.

Chief among our successes was Apple, our largest holding throughout the reporting period, as multiple dominant products fueled gains of more than 75%.1 Gilead Sciences was close behind. We added to our position when the market reacted unfavorably to Gilead’s acquisition of Pharmasett last November. That paid off as Pharmasett’s leading hepatitis C drug candidate may help Gilead dominate this underserved and large global market from 2014 onwards. Qualcomm, CVS, and Google also made strong contributions to the Portfolio.

Outlook

We don’t normally try to offer a short-term market outlook because it’s difficult to do with any confidence. But with that caveat, we’re more convinced than usual that we can make a call that distinguishes the short-term from the long-term.

As stated previously, we’ve repositioned the portfolio a bit more defensively because we struggle to see how the market can move much higher in the face of Washington-induced uncertainty. Politicians on both sides of the aisle have really screwed this up and the question marks will probably extend into 2013, no matter who wins--and a fiscal drag of some proportion will hit on January 1.

If a “grand bargain” on major long-term deficit reduction takes shape by January or February, the modest fiscal drag from a few tax hikes won’t matter. The market will cheer the accomplishment and businesses will spend, hire, and invest. But if no deal is reached and the government bus drives over the fiscal cliff, we can expect a new recession and another eventual downgrade of U.S. debt. Either way, the market hates uncertainty and we have a surplus of it right now, so it’s tough to see the market rallying into year-end.

However, we feel pretty good about 2013 and 2014. We believe the prospects for a budget deal with significant deficit reduction are quite good. Almost any deal reducing uncertainty in a meaningful way will be key to a pick-up in economic growth. This reduced domestic uncertainty, combined with an economic upswing in major emerging markets and a slowdown in Europe’s deterioration--if not actually an upturn--would be favorably received by the markets.

There are perhaps more risks than average in this forecast, but that’s one reason stocks have been so un-loved. Investors have lots of room to re-allocate to equities if the stock market can catch a break.

October 2012

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1. Individual security returns reflect total returns for period held in portfolio.

As of September 30, 2012, the following companies represented the following percentages of Fund net assets: Green Mountain 0%, Acme Packet 0%, Samsung 0%, Apple 4.54% , C.H. Robinson 1.52%, Expeditors International 1.23%, Gilead Sciences 2.68%, Qualcomm 4.32%, CVS 3.90%, and Google 3.69%. Holdings are subject to change.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 30

Investment Performance

Calvert Enhanced Equity Portfolio Class A shares (at NAV) returned 22.91% for the 12-month period ended September 30, 2012, compared to the 30.06% return of the Russell 1000 Index. Stock selection accounted for most of the Fund’s relative underperformance, although sector allocation also detracted from returns.

Investment Climate

Gradually improving U.S. economic data, healthy corporate earnings, and some policy steps toward mitigation of the sovereign debt crisis in Europe provided support for equities worldwide during the fiscal year. Global inflation remained tame, and aggressive, accommodative monetary policy by central banks around the globe helped equity markets rally hard off their lows posted last fall, albeit on low volume.

For the trailing 12-month period, the Standard and Poor’s (S&P) 500, Russell 1000, and Russell 2000 Indices returned 30.20%, 30.06%, and 31.91% respectively. Negative headwinds from the eurozone

CALVERT ENHANCED
EQUITY PORTFOLIO
September 30, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/12	9/30/12
Class A	0.54%	22.91%
Class B	-0.18%	21.30%
Class C	0.18%	21.85%
Class I	0.86%	23.57%

Russell 1000 Index	2.99%	30.06%

Lipper Large-Cap Core
Funds Average	2.05%	27.49%

TEN LARGEST STOCK HOLDINGS
% of Net Assets
Apple, Inc.	5.4%
Microsoft Corp.	4.3%
AT&T, Inc.	3.8%
Johnson & Johnson	3.5%
JPMorgan Chase & Co.	3.5%
CVS Caremark Corp.	3.4%
International Business
Machines Corp.	3.4%
Time Warner Cable, Inc.	3.3%
3M Co.	3.2%
Portland General Electric Co.	3.1%
Total	36.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 31 and an economic slowdown in China led to a divergence in performance by international stocks with the MSCI EAFE and MSCI Emerging Markets Indices returning 14.33% and 17.33%, respectively.

Value stocks slightly outperformed growth stocks during the fiscal year, and within the Russell 1000 Index, Consumer Discretionary, Telecommunication Services, and Financials were the top-performing sectors, while the Utilities, Consumer Staples, and Energy sectors lagged.

The U.S. economy continued to proceed on the path of gradual recovery. The U.S. corporate sector remained strong and provided some upside surprises for investors. The top-line numbers driven by the economic recovery were encouraging. Improvement in employment numbers were also a welcome, positive sign, though the decline in the unemployment rate was, unfortunately, primarily due to a drop in the labor force participation rate.

U.S. inflation remained low, bank lending continued to improve, and a weak U.S. dollar, thanks to the especially accommodative monetary policy in the U.S., helped U.S. exports and supported the rebuilding of the domestic manufacturing and industrial base. Vehicle sales and production also looked encouraging.

The manufacturing sector continued to provide a boost to employment and the U.S. economy, but accelerating recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. GDP. Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. More recently, the service sector has been showing signs of improvement. Consumer

CALVERT ENHANCED
EQUITY PORTFOLIO
STATISTICS
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	17.04%
Five year	-1.07%
Ten year	5.59%

CLASS B SHARES	(with max. load)
One year	16.30%
Five year	-1.56%
Ten year	4.92%

CLASS C SHARES	(with max. load)
One year	20.94%
Five year	-0.98%
Ten year	5.14%

CLASS I SHARES*
One year	23.57%
Five year	0.48%
Ten year	6.49%

Note: Calvert Enhanced Equity Portfolio will change its name to Calvert Large Cap Core Portfolio on January 31, 2013, effective with its new annual prospectus. See the November 1, 2012 prospectus supplement at the back of this annual report to shareholders for more information.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 32

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and B shares and reflect the deduction of Class A’s the maximum front-end sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of the Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.44%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Portfolio’s operating expenses.

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spending patterns remained promising and consumer confidence, helped by strength in the housing market, a falling unemployment rate, and improving equity markets, has also shown signs of improvement.

The U.S. housing market continued its bottoming-out process into early 2012 and showed significant improvement in the second and third quarters of 2012. With mortgage rates at record lows, housing activity picked up throughout the fiscal year. Housing can provide a positive surprise for the U.S. economy and equity markets through the powerful multiplier effect it can have on the consumer and, therefore, the economy.

The stance of the Federal Reserve (Fed) remained that it was ready to act should economic conditions in the U.S. deteriorate. This so-called “Bernanke put” provided support for U.S. equity markets throughout the fiscal year with investors believing the Fed would provide future liquidity injections in the event the economy faltered. A third round of quantitative easing (QE3) materialized in September with the Federal Reserve’s Open Market Committee (FOMC) announcing an open-ended commitment to purchase $40 billion of mortgage-backed securities each month until substantial improvements in the labor market were seen. This came on top of the FOMC’s announcement earlier in the year to extend “Operation Twist” in an effort to further reduce long-term interest rates.

With global economic challenges keeping inflation in check, policymakers around the globe also continued their efforts toward easing monetary policies. On the flip side, the easing cycle has been inflating the balance sheets of the world’s six biggest central banks, which have more than doubled since 2006.

In the eurozone, the economic picture looked increasingly grim throughout the fiscal year, with peripheral economies firmly in a recessionary spiral and core economies coming under stress. Manufacturing in the region continued to fall deeper into contraction territory while consumer confidence in the eurozone reached its lowest level since early 2009 and the unemployment rate hit a record high.

As we anticipated, markets seemed to overestimate the efficacy of the policy action in Europe and underestimated the possibility of a more severe economic recession in the eurozone.

CALVERT ENHANCED
EQUITY PORTFOLIO
September 30, 2012
% of Total
ECONOMIC SECTORS	Investments
Consumer Discretionary	11.2%
Consumer Staples	7.4%
Energy	7.2%
Financials	16.8%
Health Care	11.7%
Industrials	11.4%
Information Technology	21.0%
Materials	3.2%
Short-Term Investments	3.2%
Telecommunication Services	3.8%
Utilities	3.1%
Total	100%

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China cut its economic growth target from 8.0% to 7.5% during the first quarter of 2012, signaling the country’s need to transition from an export-driven to a more sustainable, consumer-driven, economic model. Nevertheless, the Chinese economy continued to decelerate during the fiscal year as foreign direct investment (FDI), one of the major drivers of economic growth in China, continued to decline and China’s HSBC Manufacturing Purchasing Managers Index (PMI) was in contraction territory for 11 consecutive months as exports continued to weaken.

A slower inflation trend allowed the Chinese government to reposition its economic policy from contractionary for most of 2011 to stimulative. A hard landing in China is not out of the question and could significantly impact global growth while making the overall macroeconomic backdrop riskier for the next several quarters.

Portfolio Strategy

Stock selection was the main driver of the Portfolio’s relative underperformance for the period, although sector allocation also detracted from returns.

The leading detractors were in the Energy, Health Care, and Financial sectors. Performance was hurt by Chesapeake Energy and EnCana in Energy, Bristol-Myers Squibb and Johnson & Johnson in Health Care, and XL Group and American Financial Group in Financials. The Portfolio benefited from good stock selection in the Information Technology sector, particularly from Apple. In the Consumer Discretionary sector, holdings in Time Warner Cable and CBS were positives for performance. AT&T in the Telecommunications sector and W. W. Grainger in the Industrials sector were as well.

Our investment process is designed to emphasize stock selection so we do not expect sector selection to play a large role in performance. However, an overweight to Utilities along with a modest cash position in the strong market environment hurt the Portfolio’s relative performance for the period.

Outlook

Despite healthy corporate earnings and continued gradual economic recovery in the United States, looming developments in the political landscape could have a negative impact on U.S. GDP growth and are likely to be a source of volatility for the markets in the coming months. However, once we have more visibility into the “fiscal cliff” scenarios, market participants may feel better about investing in risky assets for the long term.

We see continued challenges in the global macro backdrop leaving equity markets vulnerable to negative news, especially given that most of the positive catalysts are out and the markets had a healthy run through September 30, 2012. Any negative news from Europe or China or a soft earnings season in the United States will likely trigger a risk aversion trade.

October 2012

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As of September 30, 2012, the following holdings represented the following percentages of Portfolio net assets: Chesapeake Energy 1.30%, EnCana 0%, Bristol-Myers Squibb 3.04%, Johnson & Johnson 3.53%, XL Group 0%, American Financial Group 3.06%, Apple 5.42%, Time Warner Cable 3.30%, CBS 0%, AT&T 3.81%, and W. W. Grainger 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
MONEY MARKET	4/1/12	9/30/12	4/1/12 - 9/30/12

Actual	$1,000.00	$1,000.05	$1.28
Hypothetical	$1,000.00	$1,023.72	$1.29
(5% return per
year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
BALANCED	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,017.80	$6.03
Hypothetical	$1,000.00	$1,019.02	$6.03
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,012.60	$11.08
Hypothetical	$1,000.00	$1,013.99	$11.09
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,013.40	$10.17
Hypothetical	$1,000.00	$1,014.89	$10.18
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,020.20	$3.53
Hypothetical	$1,000.00	$1,021.51	$3.53
(5% return per
year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.20%, 2.20%, 2.02%, and 0.70% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
BOND	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,060.90	$5.68
Hypothetical	$1,000.00	$1,019.49	$5.57
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,055.10	$11.25
Hypothetical	$1,000.00	$1,014.05	$11.03
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,057.00	$9.78
Hypothetical	$1,000.00	$1,015.49	$9.59
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,064.10	$2.67
Hypothetical	$1,000.00	$1,022.42	$2.61
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,062.50	$4.32
Hypothetical	$1,000.00	$1,020.81	$4.23
(5% return per
year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.10%, 2.19%, 1.90%, 0.52%, and 0.84% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
EQUITY	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$999.20	$5.94
Hypothetical	$1,000.00	$1,019.06	$5.99
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$995.10	$10.10
Hypothetical	$1,000.00	$1,014.88	$10.20
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$995.70	$9.51
Hypothetical	$1,000.00	$1,015.47	$9.61
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,001.90	$3.25
Hypothetical	$1,000.00	$1,021.76	$3.28
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,001.00	$4.00
Hypothetical	$1,000.00	$1,021.00	$4.04
(5% return per
year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.19%, 2.02%, 1.91%, 0.65%, and 0.80% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
ENHANCED EQUITY	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,005.40	$6.31
Hypothetical	$1,000.00	$1,018.71	$6.35
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$998.20	$13.34
Hypothetical	$1,000.00	$1,011.65	$13.43
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,001.80	$10.59
Hypothetical	$1,000.00	$1,014.42	$10.66
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,008.60	$3.73
Hypothetical	$1,000.00	$1,021.28	$3.76
(5% return per
year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.26%, 2.67%, 2.12%, and 0.74% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Calvert Social Investment Fund: We have audited the accompanying statements of assets and liabilities and schedules of investments of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios (collectively the Portfolios), each a series of the Calvert Social Investment Fund, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

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MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

	PRINCIPAL
VARIABLE RATE DEMAND NOTES† - 82.2%	AMOUNT	VALUE
2880 Stevens Creek LLC, 0.60%, 11/1/33, LOC: Bank
of the West (r)	$3,125,000	$3,125,000
Akron Hardware Consultants, Inc., 0.45%, 11/1/22, LOC:
FirstMerit Bank, C/LOC: FHLB (r)	1,323,000	1,323,000
Alexandria Virginia IDA Revenue, 0.46%, 7/1/30, LOC:
Bank of America (r)	5,335,000	5,335,000
Bayfront Regional Development Corp., 0.18%, 11/1/27, LOC:
PNC Bank (r)	4,110,000	4,110,000
Bochasanwasi Shree Akshar Purushottam Swaminarayan Sanstha, Inc.,
0.24%, 6/1/22, LOC: Comerica Bank (r)	940,000	940,000
California Statewide Communities Development Authority
MFH Revenue:
0.36%, 11/1/31, LOC: U.S. Bank (r)	1,110,000	1,110,000
0.18%, 3/15/34, CEI: Fannie Mae (r)	2,050,000	2,050,000
0.19%, 10/15/34, CEI: Fannie Mae (r)	4,320,000	4,320,000
CIDC-Hudson House LLC New York Revenue, 0.60%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	265,000	265,000
Florida Housing Finance Corp. MFH Revenue:
Series B, 0.28%, 10/15/32, CEI: Fannie Mae (r)	2,400,000	2,400,000
Series J-2, 0.28%, 10/15/32, CEI: Fannie Mae (r)	830,000	830,000
Series N-2, 0.30%, 11/1/32, CEI: Freddie Mac (r)	150,000	150,000
Hawaii Department of Budget & Finance Revenue, 0.20%,
12/1/21, LOC: Union Bank (r)	2,905,000	2,905,000
Hayward California MFH Revenue, 0.17%, 5/1/38, CEI:
Freddie Mac (r)	1,000,000	1,000,000
HBPWH Building Co., 0.26%, 11/1/22, LOC: Wells Fargo Bank (r)	705,000	705,000
HHH Investment Co., 0.60%, 7/1/29, LOC: Bank of the West (r)	1,990,000	1,990,000
Hills City Iowa Health Facilities Revenue, 0.20%, 8/1/35,
LOC: U.S. Bank (r)	1,290,000	1,290,000
Huntingburg Indiana MFH Revenue, 0.38%, 7/1/35, LOC: FHLB (r)	2,050,000	2,050,000
Illinois Toll Highway Authority Revenue, 0.16%, 7/1/30,
LOC: Northern Trust Co. (r)	5,300,000	5,300,000
Kaneville Road Joint Venture, Inc., 0.26%, 11/1/32, LOC:
First American Bank, C/LOC: FHLB (r)	5,970,000	5,970,000
Legacy Park LLC, 0.30%, 1/1/58, LOC: Fifth Third Bank (r)	2,500,000	2,500,000
Los Angeles California MFH Revenue, 0.34%, 12/15/34,
CEI: Fannie Mae (r)	975,000	975,000
Milpitas California MFH Revenue, 0.15%, 8/15/33,
CEI: Fannie Mae (r)	2,200,000	2,200,000
Mississippi Business Finance Corp. Revenue, 0.30%, 9/1/21,
LOC: Community Trust Bank, C/LOC: FHLB (r)	2,395,000	2,395,000
Montgomery County Maryland Housing Opportunities Commission
Revenue, 0.16%, 12/1/30, CEI: Fannie Mae (r)	1,600,000	1,600,000
Ness Family Partners LP, 0.60%, 9/1/34, LOC: Bank of the West (r)	200,000	200,000
Nevada Housing Division Revenue, 0.19%, 4/15/39,
CEI: Fannie Mae (r)	300,000	300,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES - cont’d	AMOUNT	VALUE
New York City GO, 0.20%, 4/1/42,
LOC: Mizuho Corp. Bank Ltd. (r)	$400,000	$400,000
New York City Housing Development Corp. MFH Mortgage
Revenue, 0.19%, 5/15/39, CEI: Fannie Mae (r)	2,100,000	2,100,000
New York City Housing Development Corp. MFH Rent Revenue:
0.18%, 11/15/31, CEI: Fannie Mae (r)	1,450,000	1,450,000
0.18%, 11/15/35, CEI: Fannie Mae (r)	1,405,000	1,405,000
New York City Housing Development Corp. MFH Revenue:
0.18%, 6/15/34, CEI: Fannie Mae (r)	600,000	600,000
0.18%, 11/15/37, CEI: Fannie Mae (r)	970,000	970,000
0.19%, 11/1/38, CEI: Freddie Mac (r)	1,500,000	1,500,000
0.19%, 1/1/40, CEI: Freddie Mac (r)	2,800,000	2,800,000
New York City IDA Revenue, 0.24%, 2/1/35,
LOC: M&T Trust Co. (r)	1,580,000	1,580,000
New York State HFA Revenue:
0.19%, 5/15/33, CEI: Fannie Mae (r)	200,000	200,000
0.19%, 5/15/34, CEI: Fannie Mae (r)	2,100,000	2,100,000
New York State MMC Corp. Revenue, 0.60%, 11/1/35, LOC:
JPMorgan Chase Bank (r)	3,325,000	3,325,000
Peoploungers, Inc., 0.40%, 4/2/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	1,615,000	1,615,000
Portage Indiana Industrial Pollution Control Revenue, 0.38%,
5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	5,150,000	5,150,000
Prevea Clinic, Inc., 0.22%, 12/1/34, LOC: Wells Fargo Bank (r)	300,000	300,000
Rathbone LLC, 0.27%, 1/1/38, LOC: Comerica Bank (r)	4,170,000	4,170,000
Rhode Island Student Loan Authority Revenue:
0.20%, 6/1/48, LOC: State Street Bank & Trust (r)	2,000,000	2,000,000
0.16%, 6/1/52, LOC: State Street Bank & Trust (r)	3,000,000	3,000,000
San Francisco California City & County Redevelopment Agency
Revenue, 0.21%, 6/15/34, CEI: Fannie Mae (r)	600,000	600,000
Shawnee Kansas Private Activity Revenue, 0.60%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	1,015,000	1,015,000
Spencer County Indiana Industrial Pollution Control Revenue,
0.38%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	3,680,000	3,680,000
St. Joseph County Indiana Economic Development Revenue,
0.91%, 6/1/27, LOC: FHLB (r)	175,000	175,000
Sunroad Centrum Apartments 23 LP, 0.20%, 8/1/52,
LOC: East West Bank, C/LOC: FHLB (r)	2,550,000	2,550,000
Tarrant County Texas Industrial Development Corp. Revenue,
0.30%, 9/1/27, LOC: JPMorgan Chase Bank (r)	950,000	950,000
Utah Housing Corp. Single Family Revenue, 0.19%, 7/1/36,
CEI: Fannie Mae & Freddie Mac (r)	1,790,000	1,790,000
Victorville California MFH Revenue, 0.33%, 12/1/15,
LOC: Citibank (r)	400,000	400,000
Washington MFH Finance Commission Revenue:
0.23%, 6/15/32, CEI: Fannie Mae (r)	515,000	515,000
0.23%, 7/15/32, CEI: Fannie Mae (r)	465,000	465,000
0.18%, 7/15/34, CEI: Fannie Mae (r)	1,260,000	1,260,000
0.24%, 5/1/37, CEI: Freddie Mac (r)	1,350,000	1,350,000
Wisconsin Health & Educational Facilities Authority Revenue,
0.16%, 4/1/35, LOC: U.S. Bank (r)	3,000,000	3,000,000

Total Variable Rate Demand Notes (Cost $109,753,000)		109,753,000

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - 0.9%	AMOUNT	VALUE
Washington County Pennsylvania Hospital Authority Revenue Bonds,
0.45%, 7/1/37 (mandatory put, 7/1/13 @ 100) (r)	$1,200,000	$1,200,000

Total Municipal Obligations (Cost $1,200,000)		1,200,000

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 5.3%
Federal Home Loan Bank:
0.27%, 5/21/13	2,000,000	2,000,000
0.28%, 9/5/13	2,000,000	2,000,861
Overseas Private Investment Corp. VRDN, 0.17%, 5/15/30,
GA: U.S. Government (r)	3,000,000	3,000,000

Total U.S. Government Agencies and Instrumentalities
(Cost $7,000,861)		7,000,861

U.S. TREASURY OBLIGATIONS - 12.8%
United States Treasury Notes:
0.625%, 1/31/13	2,000,000	2,003,211
1.375%, 2/15/13	2,000,000	2,009,206
0.625%, 2/28/13	2,000,000	2,003,876
1.375%, 3/15/13	2,000,000	2,010,553
0.625%, 4/30/13	3,000,000	3,007,295
3.50%, 5/31/13	2,000,000	2,044,219
0.75%, 9/15/13	2,000,000	2,010,438
0.50%, 10/15/13	2,000,000	2,006,165

Total U.S. Treasury Obligations (Cost $17,094,963)		17,094,963

TIME DEPOSIT - 0.0%
State Street Bank Time Deposit, 0.113%, 10/1/12	53,374	53,374

Total Time Deposit (Cost $53,374)		53,374

TOTAL INVESTMENTS (Cost $135,102,198) - 101.2%		135,102,198
Other assets and liabilities, net - (1.2%)		(1,607,767)
NET ASSETS - 100%		$133,494,431

See notes to schedules of investments and notes to financial statements.

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BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 58.6%	SHARES	VALUE
Aerospace & Defense - 0.2%
B/E Aerospace, Inc.*	26,645	$1,121,754

Air Freight & Logistics - 0.7%
FedEx Corp	18,677	1,580,448
United Parcel Service, Inc., Class B	26,440	1,892,311
		3,472,759

Beverages - 1.1%
Monster Beverage Corp.*	65,600	3,552,896
PepsiCo, Inc	32,601	2,307,173
		5,860,069

Biotechnology - 0.4%
Amgen, Inc.	21,800	1,838,176

Capital Markets - 1.0%
Franklin Resources, Inc	41,095	5,139,752

Chemicals - 2.1%
Ecolab, Inc.	106,900	6,928,189
Praxair, Inc	37,600	3,905,888
		10,834,077

Commercial Banks - 1.5%
CoBank ACB, Preferred (e)	300	201,656
US Bancorp	176,400	6,050,520
Wells Fargo & Co	45,135	1,558,512
		7,810,688

Communications Equipment - 2.0%
Cisco Systems, Inc.*	168,200	3,210,938
F5 Networks, Inc.*	48,700	5,098,890
QUALCOMM, Inc.	32,570	2,035,299
		10,345,127

Computers & Peripherals - 4.9%
Apple, Inc.	20,599	13,744,889
EMC Corp.*	348,837	9,512,785
Western Digital Corp	51,168	1,981,736
		25,239,410

Consumer Finance - 1.9%
American Express Co.	41,877	2,381,126
Capital One Financial Corp	128,100	7,302,981
		9,684,107

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 46

EQUITY SECURITIES - cont’d	SHARES	VALUE
Containers & Packaging - 1.0%
Ball Corp.	117,300	$4,962,963

Distributors - 0.9%
Genuine Parts Co	72,400	4,418,572

Diversified Financial Services - 1.4%
IntercontinentalExchange, Inc.*	48,550	6,477,056
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	214,950
Trust II, Preferred (b)(e)	500,000	214,950
Trust III, Preferred (b)(e)	500,000	214,950
Trust IV, Preferred (b)(e)	500,000	214,950
		7,336,856

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	53,740	2,025,998
CenturyLink, Inc.	138,050	5,577,220
		7,603,218

Electrical Equipment - 0.9%
Rockwell Automation, Inc.	69,400	4,826,770

Electronic Equipment & Instruments - 0.6%
Amphenol Corp.	28,187	1,659,651
Jabil Circuit, Inc.	83,857	1,569,803
		3,229,454

Energy Equipment & Services - 1.2%
Cameron International Corp.*	114,400	6,414,408

Food & Staples Retailing - 1.2%
Costco Wholesale Corp	15,501	1,552,038
Walgreen Co.	127,200	4,635,168
		6,187,206

Food Products - 0.8%
Green Mountain Coffee Roasters, Inc.*	60,070	1,426,662
McCormick & Co., Inc.	21,457	1,331,192
The Hershey Co	20,490	1,452,536
		4,210,390

Gas Utilities - 1.5%
Oneok, Inc. (s)	157,900	7,628,149

Health Care Equipment & Supplies - 2.0%
DENTSPLY International, Inc.	38,087	1,452,638
Intuitive Surgical, Inc.*	11,335	5,617,966
Medtronic, Inc.	38,225	1,648,262
The Cooper Co.’s, Inc.	17,585	1,661,079
		10,379,945

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 47

EQUITY SECURITIES - cont’d	SHARES	VALUE
Health Care Providers & Services - 4.7%
Cardinal Health, Inc.	109,700	$4,275,009
CIGNA Corp	129,100	6,089,647
Express Scripts Holding Co.*	128,644	8,062,119
Laboratory Corp. of America Holdings*	52,000	4,808,440
Quest Diagnostics, Inc.	18,335	1,162,989
		24,398,204

Health Care Technology - 0.4%
Cerner Corp.*	27,800	2,151,998

Hotels, Restaurants & Leisure - 0.6%
Chipotle Mexican Grill, Inc.*	10,050	3,191,277

Household Products - 1.2%
Church & Dwight Co., Inc.	92,100	4,972,479
Procter & Gamble Co	20,035	1,389,628
		6,362,107

Industrial Conglomerates - 1.1%
Danaher Corp.	99,700	5,498,455

Insurance - 1.4%
Aflac, Inc.	31,712	1,518,371
Travelers Co.’s, Inc.	83,300	5,686,058
		7,204,429

Internet & Catalog Retail - 0.8%
priceline.com, Inc.*	6,405	3,962,966

Internet Software & Services - 2.0%
Akamai Technologies, Inc.*	32,000	1,224,320
Google, Inc.*	12,321	9,296,196
		10,520,516

IT Services - 1.8%
Alliance Data Systems Corp.*	29,800	4,230,110
International Business Machines Corp.	10,780	2,236,311
MasterCard, Inc.	6,250	2,821,750
		9,288,171

Life Sciences - Tools & Services - 0.2%
Waters Corp.*	11,270	939,129

Machinery - 2.4%
Cummins, Inc	62,100	5,726,241
Deere & Co.	78,300	6,458,967
		12,185,208

Multiline Retail - 1.5%
Dollar Tree, Inc.*	38,220	1,845,070
Nordstrom, Inc.	65,250	3,600,495
Target Corp.	34,551	2,192,952
		7,638,517

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 48

EQUITY SECURITIES - cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - 2.9%
Denbury Resources, Inc.*	384,700	$6,216,752
Pioneer Natural Resources Co	60,400	6,305,760
Plains Exploration & Production Co.*	65,287	2,446,304
		14,968,816

Professional Services - 0.3%
Manpower, Inc	42,888	1,578,278

Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.	67,825	1,538,271
Lam Research Corp.*	77,600	2,466,516
		4,004,787

Software - 2.2%
Citrix Systems, Inc.*	25,214	1,930,636
Microsoft Corp.	321,538	9,575,402
		11,506,038

Specialty Retail - 3.8%
Bed Bath & Beyond, Inc.*	90,600	5,707,800
The Home Depot, Inc.	46,842	2,827,852
TJX Co.’s, Inc	122,400	5,482,296
Ulta Salon Cosmetics & Fragrance, Inc.	56,900	5,479,755
		19,497,703

Textiles, Apparel & Luxury Goods - 0.7%
Fossil, Inc.*	11,980	1,014,706
Nike, Inc., Class B	24,417	2,317,417
		3,332,123

Venture Capital - 1.0%
Agraquest, Inc., Contingent Deferred Distribution (b)(i)*	1	272,230
CFBanc Corp. (b)(i)*	27,000	192,610
Community Bank of the Bay*	4,000	9,400
Consensus Orthopedics, Inc.:
Common Stock (b)(i)*	180,877	—
Series A-1, Preferred (b)(i)*	420,683	—
Series B, Preferred (b)(i)*	348,940	—
Series C, Preferred (b)(i)*	601,710	140,365
Environmental Private Equity Fund II, Liquidating Trust LP (b)(i)*	200,000	12,852
LearnZillion, Inc., Series A Preferred (b)(i)*	169,492	100,000
Neighborhood Bancorp (b)(i)*	10,000	—
Seventh Generation, Inc. (b)(i)*	200,295	3,638,219
Wild Planet Entertainment, Inc.:
Series B, Preferred (b)(i)*	476,190	447,584
Series E, Preferred (b)(i)*	129,089	121,334
Wind Harvest Co., Inc. (b)(i)*	8,696	—
		4,934,594

Total Equity Securities (Cost $242,246,107)		301,707,166

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 49

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 0.4%	BASIS	VALUE
Angels With Attitude I LLC (a)(b)(i)*	$200,000	$79,230
Coastal Venture Partners (b)(i)*	93,756	84,043
Commons Capital (b)(i)*	357,778	175,944
First Analysis Private Equity Fund IV (b)(i)*	380,354	792,184
GEEMF Partners (a)(b)(i)*	-	130,468
Global Environment Emerging Markets Fund (b)(i)*	-	488,994
Infrastructure and Environmental Private Equity Fund III (b)(i)*	90,510	135,111
Labrador Ventures III (b)(i)*	360,875	42,859
Labrador Ventures IV (b)(i)*	900,510	29,701
New Markets Growth Fund LLC (b)(i)*	225,646	5,892
Solstice Capital (b)(i)*	184,585	184,114

Total Venture Capital Limited Partnership Interest (Cost $2,794,014)		2,148,540

VENTURE CAPITAL DEBT	PRINCIPAL
OBLIGATIONS - 0.3%	AMOUNT
Drop The Chalk:
8.00%, 12/31/12 (b)(i)*	42,857	42,857
8.00%, 12/31/12 (b)(i)*	107,143	107,143
Lumni, Inc., 6.00%, 10/5/15 (b)(i)	100,000	100,000
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21 (b)(i)	1,000,000	1,087,900

Total Venture Capital Debt Obligations (Cost $1,250,000)		1,337,900

ASSET-BACKED SECURITIES - 0.8%
CIT Equipment Collateral, 7.33%, 9/15/17 (e)	800,000	834,130
DT Auto Owner Trust, 1.40%, 8/15/14 (e)	391,465	391,982
Franklin Auto Trust, 7.16%, 5/20/16 (e)	253,521	254,347
GE Equipment Midticket LLC, 5.67%, 11/16/20	430,000	435,922
Santander Consumer Acquired Receivables Trust, 1.66%, 8/15/16 (e)	672,870	674,899
Westlake Automobile Receivables Trust, 1.03%, 3/15/16 (b)(e)	1,500,000	1,500,345

Total Asset-Backed Securities (Cost $4,107,141)		4,091,625

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.0%
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	113,394	114,666

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $110,680)		114,666

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
4.576%, 7/10/42	372,415	374,897
Credit Suisse First Boston Mortgage Securities Corp.:
4.597%, 3/15/35	763,302	767,609
5.23%, 12/15/40 (r)	750,000	785,033

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 50

COMMERCIAL MORTGAGE-BACKED	PRINCIPAL
SECURITIES - cont’d	AMOUNT	VALUE
GE Capital Commercial Mortgage Corp., 4.826%, 6/10/48 (r)	$1,500,000	$1,552,205
GMAC Commercial Mortgage Securities Trust, Inc., 4.079%, 5/10/36	634,054	640,342
LB-UBS Commercial Mortgage Trust, 4.96%, 12/15/31	421,841	423,924
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	1,000,000	1,023,318

Total Commercial Mortgage-Backed Securities (Cost $5,608,076)		5,567,328

CORPORATE BONDS - 27.2%
Agilent Technologies, Inc., 3.20%, 10/1/22	600,000	605,666
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc., 4.50%, 2/11/14	500,000	511,250
Altera Corp., 1.75%, 5/15/17	500,000	513,176
America Movil SAB de CV:
2.375%, 9/8/16	350,000	364,206
3.125%, 7/16/22	1,000,000	1,030,482
Amgen, Inc.:
2.50%, 11/15/16	150,000	157,487
3.875%, 11/15/21	150,000	161,178
5.15%, 11/15/41	100,000	111,428
AT&T, Inc.:
2.95%, 5/15/16	500,000	537,279
1.60%, 2/15/17	500,000	512,958
3.875%, 8/15/21	850,000	962,129
3.00%, 2/15/22	500,000	528,597
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	—
Bank of America Corp.:
1.867%, 1/30/14 (r)	500,000	503,585
2.008%, 7/11/14 (r)	1,000,000	1,010,114
0.719%, 9/15/14 (r)	400,000	394,555
3.875%, 3/22/17	800,000	860,910
5.70%, 1/24/22	2,200,000	2,584,034
Bank of America NA, 5.30%, 3/15/17	400,000	444,178
Bank of Montreal, 1.95%, 1/30/18 (e)	950,000	995,315
Bank of New York Mellon Corp.:
1.70%, 11/24/14	300,000	306,625
2.40%, 1/17/17	400,000	420,954
Bank of Nova Scotia, 1.95%, 1/30/17 (e)	945,000	990,076
BB&T Corp., 1.60%, 8/15/17	600,000	610,780
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	267,753
BellSouth Corp., 4.02%, 4/26/21 (e)	2,000,000	2,037,742
Biomet, Inc., 10.00%, 10/15/17	1,500,000	1,582,500
Boston Properties LP:
3.70%, 11/15/18	250,000	271,080
3.85%, 2/1/23	1,000,000	1,053,228
Camden Property Trust, 5.875%, 11/30/12	1,500,000	1,512,756
Campbell Soup Co., 2.50%, 8/2/22	600,000	599,626
Canadian National Railway Co., 1.45%, 12/15/16	150,000	152,881
Capital One Financial Corp., 2.15%, 3/23/15	300,000	307,602
CBS Corp., 3.375%, 3/1/22	1,000,000	1,044,785
CenturyLink, Inc.:
5.80%, 3/15/22	400,000	435,258
7.65%, 3/15/42	1,000,000	1,065,411

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 51

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Chesapeake Energy Corp., 7.625%, 7/15/13	$1,500,000	$1,556,250
Church & Dwight Co., Inc., 2.875%, 10/1/22	600,000	608,771
CIT Group, Inc., 4.75%, 2/15/15 (e)	375,000	390,938
Colgate-Palmolive Co.:
1.30%, 1/15/17	250,000	255,657
2.45%, 11/15/21	1,000,000	1,038,423
2.30%, 5/3/22	1,000,000	1,013,180
Consolidated Edison Company of New York, Inc., 4.45%, 6/15/20	300,000	352,508
Corning, Inc., 4.75%, 3/15/42	1,000,000	1,080,703
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,500,000	1,687,942
CVS Pass-Through Trust, 6.036%, 12/10/28	1,273,628	1,478,912
DDR Corp., 4.75%, 4/15/18	500,000	554,739
Deere & Co., 2.60%, 6/8/22	1,000,000	1,026,414
Discover Bank, 8.70%, 11/18/19	750,000	968,389
Discover Financial Services, 5.20%, 4/27/22 (e)	1,500,000	1,643,500
Discovery Communications LLC:
3.30%, 5/15/22	1,000,000	1,038,709
4.95%, 5/15/42	700,000	762,621
DISH DBS Corp., 5.875%, 7/15/22 (e)	350,000	358,750
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	200,000	208,047
Duke Realty LP, 6.25%, 5/15/13	700,000	723,314
eBay, Inc., 2.60%, 7/15/22	500,000	503,499
Ecolab, Inc., 4.35%, 12/8/21	750,000	850,853
Enterprise Products Operating LLC:
4.85%, 8/15/42	400,000	411,774
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,250,000	1,400,000
EOG Resources, Inc., 2.625%, 3/15/23	600,000	606,467
ERP Operating LP, 4.625%, 12/15/21	500,000	576,198
Experian Finance plc, 2.375%, 6/15/17 (e)	600,000	608,365
Express Scripts Holding Co., 2.75%, 11/21/14 (e)	200,000	207,670
FedEx Corp.:
2.625%, 8/1/22	600,000	598,851
3.875%, 8/1/42	300,000	293,692
FIA Card Services NA, 7.125%, 11/15/12	500,000	503,746
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	600,000	611,902
4.207%, 4/15/16	1,000,000	1,059,742
3.984%, 6/15/16	1,100,000	1,159,404
4.25%, 2/3/17	300,000	318,839
5.875%, 8/2/21	700,000	791,952
France Telecom SA, 5.375%, 1/13/42	500,000	587,505
Frontier Communications Corp., 6.25%, 1/15/13	500,000	506,250
General Mills, Inc., 3.15%, 12/15/21	1,500,000	1,560,984
Gilead Sciences, Inc., 4.40%, 12/1/21	550,000	625,153
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	1,000,000	1,038,619
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	2,000,000	600,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(y)*	1,500,000	11,250
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	700,000	738,423
6.15%, 4/1/18	875,000	1,021,282
5.75%, 1/24/22	1,500,000	1,727,814

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 52

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Great River Energy, 5.829%, 7/1/17 (e)	$225,441	$244,094
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	500,000	517,595
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	1,000,000	1,007,757
HCA, Inc., 6.30%, 10/1/12	500,000	500,000
HCP, Inc., 3.15%, 8/1/22	600,000	583,274
Hershey Co., 1.50%, 11/1/16	150,000	154,436
Hewlett-Packard Co., 0.823%, 5/30/14 (r)	500,000	495,900
HSBC Holdings plc, 4.00%, 3/30/22	800,000	858,334
Ingredion, Inc.:
1.80%, 9/25/17	600,000	601,650
4.625%, 11/1/20	600,000	672,348
Intel Corp., 4.80%, 10/1/41	800,000	935,787
International Business Machines Corp.:
0.875%, 10/31/14	750,000	756,731
2.90%, 11/1/21	500,000	534,308
Jefferies Group, Inc., 5.125%, 4/13/18	250,000	253,750
John Deere Capital Corp.:
1.25%, 12/2/14	300,000	304,706
2.00%, 1/13/17	250,000	260,421
JPMorgan Chase & Co.:
1.498%, 9/22/15 (r)	1,000,000	1,004,233
4.50%, 1/24/22	3,550,000	3,937,837
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	1,000,000	1,084,375
Kellogg Co., 3.125%, 5/17/22	2,000,000	2,105,056
Laboratory Corporation of America Holdings, 2.20%, 8/23/17	600,000	612,820
Lender Processing Services, Inc., 5.75%, 4/15/23	1,000,000	1,000,000
Liberty Mutual Group, Inc.:
4.95%, 5/1/22 (e)	1,000,000	1,045,999
6.50%, 5/1/42 (e)	500,000	541,267
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27(e)	2,000,000	1,896,620
Lowe’s Co.’s, Inc., 3.80%, 11/15/21	250,000	275,976
Masco Corp., 5.85%, 3/15/17	600,000	651,392
Medtronic, Inc., 4.50%, 3/15/42	500,000	565,306
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	1,809,500	461,423
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	1,200,000	1,222,025
6.90%, 10/1/37	1,000,000	1,272,714
New Albertsons, Inc., 8.00%, 5/1/31	700,000	413,000
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	203,921
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (e)	150,000	151,328
Nordstrom, Inc., 4.00%, 10/15/21	300,000	337,385
Novartis Capital Corp., 2.40%, 9/21/22	600,000	607,081
NuStar Pipeline Operating Partnership LP, 5.875%, 6/1/13	1,000,000	1,024,439
NYU Hospitals Center, 4.428%, 7/1/42	500,000	508,120
Omnicom Group, Inc., 3.625%, 5/1/22	500,000	528,100
Pearson Funding Four plc, 3.75%, 5/8/22 (e)	1,000,000	1,042,007
PepsiCo, Inc., 2.75%, 3/5/22	600,000	622,904

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 53

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Pioneer Natural Resources Co.:
5.875%, 7/15/16	$945,000	$1,076,571
3.95%, 7/15/22	1,000,000	1,062,276
QVC, Inc., 5.125%, 7/2/22 (e)	450,000	476,557
Royal Bank of Canada:
1.45%, 10/30/14	500,000	508,542
1.20%, 9/19/17	600,000	603,780
Safeway, Inc.:
1.904%, 12/12/13 (r)	2,250,000	2,250,468
4.75%, 12/1/21	450,000	458,784
Salvation Army, 5.46%, 9/1/16	160,000	182,277
SBA Tower Trust:
4.254%, 4/15/40 (e)	1,000,000	1,053,367
5.101%, 4/15/42 (e)	220,000	245,163
Simon Property Group LP, 6.125%, 5/30/18	1,000,000	1,221,292
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	492,360
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	900,000	963,000
SSIF Nevada LP, 1.155%, 4/14/14 (e)(r)	2,390,000	2,400,836
St. Jude Medical, Inc., 2.50%, 1/15/16	1,000,000	1,043,729
SunTrust Bank:
0.721%, 8/24/15 (r)	500,000	482,341
7.25%, 3/15/18	500,000	604,085
Symantec Corp., 4.20%, 9/15/20	1,000,000	1,038,550
Target Corp.:
2.90%, 1/15/22	350,000	370,857
4.00%, 7/1/42	600,000	614,107
Telefonica Emisiones SAU, 0.772%, 2/4/13 (r)	900,000	896,864
Texas Instruments, Inc., 1.65%, 8/3/19	600,000	602,823
The Coca-Cola Co., 0.344%, 3/14/14 (r)	1,750,000	1,751,657
The Dun & Bradstreet Corp., 2.875%, 11/15/15	1,000,000	1,027,582
The Gap, Inc., 5.95%, 4/12/21	1,000,000	1,113,919
Time Warner Cable, Inc.:
4.00%, 9/1/21	700,000	771,808
5.50%, 9/1/41	600,000	678,952
Time Warner, Inc.:
4.00%, 1/15/22	350,000	386,011
3.40%, 6/15/22	500,000	528,060
5.375%, 10/15/41	500,000	569,088
4.90%, 6/15/42	500,000	548,589
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,000,000	553,000
2/15/45 (b)(e)	22,649,540	3,542,388
Toronto-Dominion Bank, 2.375%, 10/19/16	400,000	420,737
Toyota Motor Credit Corp.:
2.05%, 1/12/17	400,000	415,960
3.30%, 1/12/22	400,000	433,682
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	2,000,000	2,180,000
Tyco Flow Control International Finance SA, 1.875%, 9/15/17 (e)	600,000	600,355
United Parcel Service, Inc., 2.45%, 10/1/22	500,000	504,563
US Bancorp, 2.95%, 7/15/22	500,000	504,757
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,593,333
Ventas Realty LP / Ventas Capital Corp., 4.00%, 4/30/19	1,000,000	1,068,341

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 54

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Viacom, Inc., 3.125%, 6/15/22	$1,000,000	$1,032,832
Volkswagen International Finance NV, 1.071%, 4/1/14 (e)(r)	1,500,000	1,505,793
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	2,250,000	2,224,687
Walgreen Co., 1.80%, 9/15/17	600,000	606,775
Wells Fargo & Co., 1.287%, 6/26/15 (r)	500,000	503,759
Willis Group Holdings plc, 4.125%, 3/15/16	1,000,000	1,061,485
Xerox Corp.:
1.799%, 9/13/13 (r)	500,000	503,302
4.50%, 5/15/21	1,000,000	1,062,551
Yara International ASA, 7.875%, 6/11/19 (e)	500,000	636,017

Total Corporate Bonds (Cost $140,972,228)		139,890,616

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.5%
Freddie Mac:
1.00%, 9/29/17	3,905,000	3,945,007
1.25%, 10/2/19	3,650,000	3,642,444

Total U.S. Government Agencies and Instrumentalities
(Cost $7,545,544)		7,587,451

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.8%
Fannie Mae:
3.00%, 10/12/12	3,850,000	4,064,156
3.00%, 11/12/12	155,000	163,162

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $4,157,586)		4,227,318

MUNICIPAL OBLIGATIONS - 2.2%
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	750,000	757,905
New York City GO Bonds:
5.206%, 10/1/31	1,275,000	1,473,492
0.20%, 4/1/42 (r)	2,000,000	2,000,000
New York City Transitional Finance Authority Future Tax Secured
Revenue Bonds, 5.767%, 8/1/36	1,000,000	1,265,040
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	500,000	595,710
Union County Arkansas Industrial Development Revenue VRDN,
0.84%, 10/1/27 (r)	3,000,000	3,000,000
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.734%,
9/1/47 (e)	1,500,000	1,655,400
West Contra Costa California Unified School District COPs,
4.90%, 1/1/15	555,000	575,002

Total Municipal Obligations (Cost $11,078,769)		11,322,549

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 55

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.8%	AMOUNT	VALUE
Calvert Social Investment Foundation Notes, 1.04%, 7/1/13 (b)(i)(r)	$4,266,666	$4,153,429

Total High Social Impact Investments (Cost $4,266,666)		4,153,429

U.S. TREASURY OBLIGATIONS - 3.1%
United States Treasury Bonds:
3.00%, 5/15/42	1,330,000	1,379,044
2.75%, 8/15/42	2,085,000	2,050,468
United States Treasury Notes:
0.625%, 8/31/17	1,830,000	1,831,144
0.625%, 9/30/17	2,665,000	2,664,584
1.625%, 8/15/22	7,815,000	7,806,450

Total U.S. Treasury Obligations (Cost $15,689,281)		15,731,690

SOVEREIGN GOVERNMENT BONDS - 0.5%
Province of Ontario Canada:
1.65%, 9/27/19	715,000	717,074
2.45%, 6/29/22	2,000,000	2,030,088

Total Sovereign Government Bonds (Cost $2,705,489)		2,747,162

TIME DEPOSIT - 4.0%
State Street Bank Time Deposit, 0.113%, 10/1/12	20,691,068	20,691,068

Total Time Deposit (Cost $20,691,068)		20,691,068

TOTAL INVESTMENTS (Cost $463,222,649) - 101.3%		521,318,508
Other assets and liabilities, net - (1.3%)		(6,599,510)
NET ASSETS - 100%		$514,718,998

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:.
2 Year U.S. Treasury Notes	14	12/12	$3,087,438	$1,295
30 Year U.S. Treasury Bonds	22	12/12	3,286,250	(1,574)
Total Purchased				($279)

Sold:
5 Year U.S. Treasury Notes	9	12/12	$1,121,695	($2,824)
10 Year U.S. Treasury Notes	1	12/12	133,484	(658)
Total Sold				($3,482)

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 56

BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.8%	AMOUNT	VALUE
Bear Stearns Asset Backed Securities Trust, 0.437%, 12/25/35 (r)	$672,046	$660,421
CIT Equipment Collateral, 7.33%, 9/15/17 (e)	1,800,000	1,876,793
Countrywide Asset-Backed Certificates, 0.637%, 2/25/36 (r)	139,638	138,994
DT Auto Owner Trust, 1.40%, 8/15/14 (e)	2,740,254	2,743,871
Marlin Leasing Receivables LLC, 2.44%, 1/15/16 (e)	439,348	440,454
Santander Consumer Acquired Receivables Trust, 2.01%,
8/15/16 (e)	5,051,447	5,068,975
Westlake Automobile Receivables Trust, 1.03%, 3/15/16 (b)(e)	2,500,000	2,500,575

Total Asset-Backed Securities (Cost $13,419,459)		13,430,083

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.3%
Citicorp Mortgage Securities, Inc., 0.057%, 10/25/33 (r)	35,614,190	26,461
Countrywide Alternative Loan Trust, 4.968%, 7/25/35 (r)	763,699	772,320
Credit Suisse First Boston Mortgage Securities Corp., 5.25%,
12/25/35	478,074	478,924
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	1,133,942	1,146,664

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,454,632)		2,424,369

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
4.576%, 7/10/42	931,037	937,243
4.953%, 7/10/43 (r)	715,000	767,859
Bear Stearns Commercial Mortgage Securities, 4.83%, 8/15/38	108,223	108,216
Commercial Mortgage Acceptance Corp., 6.21%, 7/15/31 (e)	4,323,000	4,356,036
Credit Suisse First Boston Mortgage Securities Corp.:
4.597%, 3/15/35	2,035,472	2,046,959
5.253%, 8/15/36 (r)	2,181,000	2,248,731
4.889%, 11/15/37 (r)	3,200,000	3,382,147
GE Capital Commercial Mortgage Corp., 4.826%, 6/10/48 (r)	2,500,000	2,587,007
GMAC Commercial Mortgage Securities Trust, Inc., 4.079%,
5/10/36	5,326,051	5,378,870
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.922%, 1/15/42 (r)	1,375,000	1,426,595
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	2,000,000	2,046,636
Wachovia Bank Commercial Mortgage Trust, 4.566%, 4/15/35	6,042,549	6,100,225

Total Commercial Mortgage-Backed Securities (Cost $31,765,011)		31,386,524

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 57

	PRINCIPAL
CORPORATE BONDS - 72.8%	AMOUNT	VALUE
Agilent Technologies, Inc., 3.20%, 10/1/22	$2,000,000	$2,018,888
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	481,681	—
15.36%, 12/1/10 (b)(r)(x)*	207,840	—
Ally Financial, Inc., 4.50%, 2/11/14	2,500,000	2,556,250
Altera Corp., 1.75%, 5/15/17	2,000,000	2,052,702
America Movil SAB de CV:
2.375%, 9/8/16	2,000,000	2,081,178
3.125%, 7/16/22	2,000,000	2,060,964
4.375%, 7/16/42	1,000,000	1,037,164
American Honda Finance Corp., 2.125%, 2/28/17 (e)	3,000,000	3,101,487
American National Red Cross:
5.392%, 11/15/12	2,000,000	2,002,320
5.567%, 11/15/17	1,500,000	1,604,070
American Tower Corp.:
4.50%, 1/15/18	1,500,000	1,655,226
5.90%, 11/1/21	5,200,000	6,169,036
Amgen, Inc.:
2.50%, 11/15/16	1,000,000	1,049,915
3.875%, 11/15/21	1,000,000	1,074,521
5.15%, 11/15/41	700,000	779,998
AT&T, Inc.:
1.60%, 2/15/17	1,500,000	1,538,874
3.875%, 8/15/21	5,800,000	6,565,113
3.00%, 2/15/22	2,500,000	2,642,987
5.55%, 8/15/41	3,000,000	3,734,397
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	—
B/E Aerospace, Inc., 6.875%, 10/1/20	1,000,000	1,110,000
Bank of America Corp.:
1.867%, 1/30/14 (r)	3,600,000	3,625,808
0.719%, 9/15/14 (r)	2,000,000	1,972,774
4.50%, 4/1/15	1,500,000	1,606,794
3.875%, 3/22/17	8,900,000	9,577,628
5.65%, 5/1/18	3,250,000	3,705,572
5.70%, 1/24/22	6,550,000	7,693,375
Bank of Montreal:
2.625%, 1/25/16 (e)	4,930,000	5,254,394
1.95%, 1/30/18 (e)	5,295,000	5,547,571
Bank of New York Mellon Corp.:
1.70%, 11/24/14	2,000,000	2,044,166
2.40%, 1/17/17	2,000,000	2,104,770
Bank of Nova Scotia, 1.95%, 1/30/17 (e)	7,345,000	7,695,356
BB&T Corp., 1.60%, 8/15/17	2,000,000	2,035,934
Becton Dickinson and Co., 3.125%, 11/8/21	1,475,000	1,579,741
Boston Properties LP, 3.70%, 11/15/18	2,000,000	2,168,638
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (e)	2,000,000	2,126,600
Camden Property Trust, 5.875%, 11/30/12	3,000,000	3,025,512
Campbell Soup Co., 2.50%, 8/2/22	1,000,000	999,376
Canadian National Railway Co.:
1.45%, 12/15/16	1,725,000	1,758,130
2.85%, 12/15/21	750,000	793,148
Capital One Bank, 8.80%, 7/15/19	1,500,000	1,979,729
Capital One Capital VI, 8.875%, 5/15/40	443,000	450,426

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 58

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Capital One Financial Corp., 2.15%, 3/23/15	$2,000,000	$2,050,680
CBS Corp., 3.375%, 3/1/22	2,000,000	2,089,570
CenturyLink, Inc.:
5.80%, 3/15/22	2,250,000	2,448,329
7.65%, 3/15/42	3,800,000	4,048,562
Chesapeake Energy Corp., 7.625%, 7/15/13	2,300,000	2,386,250
CIT Group, Inc.:
4.75%, 2/15/15 (e)	1,750,000	1,824,375
5.25%, 3/15/18	1,000,000	1,072,500
Colgate-Palmolive Co.:
1.30%, 1/15/17	1,000,000	1,022,627
2.45%, 11/15/21	2,000,000	2,076,846
Consolidated Edison Company of New York, Inc., 4.45%, 6/15/20	1,675,000	1,968,167
Corning, Inc., 4.75%, 3/15/42	6,500,000	7,024,569
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	3,000,000	3,421,872
4.883%, 8/15/40 (e)	3,000,000	3,375,885
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	739,399	822,581
6.036%, 12/10/28	2,547,256	2,957,823
6.943%, 1/10/30	1,340,874	1,633,399
Darden Restaurants, Inc., 4.50%, 10/15/21	1,950,000	2,094,099
DDR Corp., 4.75%, 4/15/18	3,000,000	3,328,434
Deere & Co.:
2.60%, 6/8/22	1,800,000	1,847,545
3.90%, 6/9/42	1,000,000	1,034,379
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	1,500,000	1,530,000
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	4,000,000	4,300,636
Discover Bank, 8.70%, 11/18/19	4,000,000	5,164,744
Discover Financial Services, 5.20%, 4/27/22 (e)	4,000,000	4,382,668
Discovery Communications LLC:
3.30%, 5/15/22	3,300,000	3,427,740
4.95%, 5/15/42	1,800,000	1,961,026
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	1,040,237
eBay, Inc., 2.60%, 7/15/22	1,200,000	1,208,396
Ecolab, Inc.:
4.35%, 12/8/21	2,000,000	2,268,942
5.50%, 12/8/41	1,000,000	1,243,657
Enterprise Products Operating LLC:
4.85%, 8/15/42	2,600,000	2,676,531
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	10,005,000	11,205,600
EOG Resources, Inc., 2.625%, 3/15/23	1,000,000	1,010,778
ERP Operating LP, 4.625%, 12/15/21	2,500,000	2,880,990
Experian Finance plc, 2.375%, 6/15/17 (e)	1,000,000	1,013,942
Express Scripts Holding Co.:
2.75%, 11/21/14 (e)	800,000	830,680
2.65%, 2/15/17 (e)	1,500,000	1,571,855
3.90%, 2/15/22 (e)	1,500,000	1,634,177
Fifth Third Bank, 0.545%, 5/17/13 (r)	4,000,000	3,994,796
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,151,015
FMC Technologies, Inc.:
2.00%, 10/1/17	1,000,000	1,010,368
3.45%, 10/1/22	1,000,000	1,015,176

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 59

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	$1,000,000	$1,045,095
4.207%, 4/15/16	5,750,000	6,093,516
3.984%, 6/15/16	3,150,000	3,320,113
4.25%, 2/3/17	2,000,000	2,125,590
5.875%, 8/2/21	2,400,000	2,715,264
France Telecom SA, 5.375%, 1/13/42	3,150,000	3,701,281
Frontier Communications Corp., 6.25%, 1/15/13	2,000,000	2,025,000
Gilead Sciences, Inc.:
4.40%, 12/1/21	3,000,000	3,409,926
5.65%, 12/1/41	1,000,000	1,250,797
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	1,000,000	1,038,619
Glitnir Banki HF:
2.95%, 10/15/08 (y)*	8,000,000	2,400,000
3.046%, 4/20/10 (e)(r)(y)*	4,000,000	1,200,000
3.226%, 1/21/11 (e)(r)(y)*	500,000	150,000
6.375%, 9/25/12 (e)(y)*	2,000,000	600,000
6.693% to 6/15/11, floating rate thereafter
to 6/15/16 (e)(r)(y)	750,000	5,625
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	10,225,000	11,934,405
5.75%, 1/24/22	3,500,000	4,031,566
Great River Energy, 5.829%, 7/1/17 (e)	1,803,530	1,952,754
Grupo Bimbo SAB de CV, 4.50%, 1/25/22 (e)	1,000,000	1,079,906
Harley-Davidson Financial Services, Inc.:
1.15%, 9/15/15 (e)	2,000,000	2,002,430
2.70%, 3/15/17 (e)	4,200,000	4,347,798
Harley-Davidson Funding Corp., 5.25%, 12/15/12 (e)	5,000,000	5,038,785
Hartford Financial Services Group, Inc.:
5.125%, 4/15/22	1,000,000	1,123,242
6.10%, 10/1/41	3,844,000	4,324,104
6.625%, 4/15/42	1,000,000	1,209,331
HCA, Inc., 6.30%, 10/1/12	2,535,000	2,535,000
HCP, Inc., 3.75%, 2/1/19	2,000,000	2,096,718
Hershey Co., 1.50%, 11/1/16	2,640,000	2,718,075
Hewlett-Packard Co., 0.823%, 5/30/14 (r)	2,000,000	1,983,598
HSBC Holdings plc, 4.00%, 3/30/22	4,200,000	4,506,251
HSBC USA, Inc., 2.375%, 2/13/15	2,000,000	2,058,880
Ingredion, Inc.:
1.80%, 9/25/17	2,000,000	2,005,500
4.625%, 11/1/20	1,525,000	1,708,885
Intel Corp., 4.80%, 10/1/41	3,625,000	4,240,286
International Business Machines Corp.:
0.875%, 10/31/14	5,000,000	5,044,875
2.90%, 11/1/21	2,000,000	2,137,232
Jefferies Group, Inc., 5.125%, 4/13/18	1,500,000	1,522,500
John Deere Capital Corp.:
2.00%, 1/13/17	1,500,000	1,562,523
2.75%, 3/15/22	2,000,000	2,059,370
Johnson Controls, Inc., 5.00%, 3/30/20	750,000	853,370
JPMorgan Chase & Co.:
4.40%, 7/22/20	1,300,000	1,430,763
4.50%, 1/24/22	13,200,000	14,642,100
Kaupthing Bank HF, 3.491%, 1/15/10 (e)(r)(y)*	1,000,000	270,000

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 60

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Kinder Morgan Energy Partners LP, 4.15%, 3/1/22	$3,000,000	$3,240,846
Laboratory Corporation of America Holdings, 3.75%, 8/23/22	1,000,000	1,046,410
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	5,000,000	4,741,550
Lowe’s Co.’s, Inc.:
3.80%, 11/15/21	1,250,000	1,379,879
3.12%, 4/15/22	1,000,000	1,037,049
Masco Corp.:
4.80%, 6/15/15	2,000,000	2,106,552
5.85%, 3/15/17	2,000,000	2,171,306
Medtronic, Inc.:
3.125%, 3/15/22	1,500,000	1,597,355
4.50%, 3/15/42	1,000,000	1,130,613
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	1,809,500	461,423
Nationwide Health Properties, Inc.:
6.25%, 2/1/13	2,000,000	2,036,708
6.90%, 10/1/37	2,300,000	2,927,242
New Albertsons, Inc., 8.00%, 5/1/31	2,600,000	1,534,000
New York Life Global Funding, 1.65%, 5/15/17 (e)	1,500,000	1,529,406
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (e)	2,400,000	2,421,254
Noble Holding International Ltd., 5.25%, 3/15/42	3,000,000	3,223,497
Nordstrom, Inc., 4.00%, 10/15/21	1,000,000	1,124,615
Novartis Capital Corp.:
2.40%, 9/21/22	2,000,000	2,023,602
3.70%, 9/21/42	1,000,000	1,033,908
NYU Hospitals Center, 4.428%, 7/1/42	1,800,000	1,829,232
Omnicom Group, Inc., 3.625%, 5/1/22	3,100,000	3,274,223
PepsiCo, Inc., 2.75%, 3/5/22	6,000,000	6,229,038
Pioneer Natural Resources Co.:
5.875%, 7/15/16	7,600,000	8,658,140
3.95%, 7/15/22	2,000,000	2,124,552
Royal Bank of Canada:
1.45%, 10/30/14	2,000,000	2,034,168
1.20%, 9/19/17	2,800,000	2,817,640
Ryder System, Inc., 3.15%, 3/2/15	3,000,000	3,105,456
Safeway, Inc., 4.75%, 12/1/21	2,500,000	2,548,803
Salvation Army, 5.46%, 9/1/16	310,000	353,161
SBA Tower Trust, 4.254%, 4/15/40 (e)	5,000,000	5,266,835
Simon Property Group LP:
6.125%, 5/30/18	2,500,000	3,053,230
4.125%, 12/1/21	1,500,000	1,663,646
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	492,360
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	4,000,000	4,280,000
St. Jude Medical, Inc., 2.50%, 1/15/16	3,040,000	3,172,936
SunTrust Bank, 0.721%, 8/24/15 (r)	1,000,000	964,681
SunTrust Banks, Inc., 3.50%, 1/20/17	2,000,000	2,146,648
Symantec Corp., 4.20%, 9/15/20	2,000,000	2,077,100
Target Corp.:
2.90%, 1/15/22	1,000,000	1,059,591
4.00%, 7/1/42	2,000,000	2,047,022

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 61

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
TD Ameritrade Holding Corp., 5.60%, 12/1/19	$2,000,000	$2,350,092
Telefonica Emisiones SAU:
0.772%, 2/4/13 (r)	1,000,000	996,516
3.992%, 2/16/16	5,000,000	4,975,000
Temasek Financial I Ltd., 3.375%, 7/23/42 (e)	1,000,000	966,866
Texas Instruments, Inc., 1.65%, 8/3/19	2,000,000	2,009,410
The Dun & Bradstreet Corp., 2.875%, 11/15/15	2,890,000	2,969,712
The Gap, Inc., 5.95%, 4/12/21	4,000,000	4,455,676
The Home Depot, Inc., 5.875%, 12/16/36	5,000,000	6,588,355
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	—
Time Warner Cable, Inc.:
4.00%, 9/1/21	3,300,000	3,638,524
5.50%, 9/1/41	1,900,000	2,150,013
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,300,000	1,300,000
Time Warner, Inc.:
4.00%, 1/15/22	1,770,000	1,952,112
5.375%, 10/15/41	2,650,000	3,016,166
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	54,500,000	6,027,700
2/15/45 (b)(e)	45,238,758	7,075,342
Toronto-Dominion Bank, 2.375%, 10/19/16	1,900,000	1,998,500
Toyota Motor Credit Corp.:
2.05%, 1/12/17	2,000,000	2,079,800
3.30%, 1/12/22	2,000,000	2,168,410
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	1,000,000	1,090,000
Tyco Electronics Group SA:
1.60%, 2/3/15	1,000,000	1,014,960
3.50%, 2/3/22	1,000,000	1,021,819
United Parcel Service, Inc.:
1.125%, 10/1/17	1,000,000	1,004,515
2.45%, 10/1/22	1,200,000	1,210,950
US Bancorp, 2.95%, 7/15/22	1,200,000	1,211,417
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	9,000,000	9,559,998
Ventas Realty LP / Ventas Capital Corp.:
4.00%, 4/30/19	2,000,000	2,136,682
4.25%, 3/1/22	3,000,000	3,190,314
Viacom, Inc.:
3.50%, 4/1/17	2,000,000	2,185,804
3.875%, 12/15/21	1,000,000	1,087,726
4.50%, 2/27/42	1,500,000	1,550,757
Volkswagen International Finance NV, 1.071%, 4/1/14 (e)(r)	5,000,000	5,019,310
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	13,150,000	13,002,062
Walgreen Co., 3.10%, 9/15/22	2,000,000	2,029,656
Wells Fargo & Co., 1.287%, 6/26/15 (r)	2,000,000	2,015,036
Willis Group Holdings plc, 4.125%, 3/15/16	1,500,000	1,592,228
Willis North America, Inc., 6.20%, 3/28/17	1,225,000	1,396,000
Xerox Corp.:
1.799%, 9/13/13 (r)	3,775,000	3,799,930
4.50%, 5/15/21	5,940,000	6,311,553
Yara International ASA, 7.875%, 6/11/19 (e)	1,500,000	1,908,051

Total Corporate Bonds (Cost $539,469,938)		555,156,690

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 62

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 6.7%	AMOUNT	VALUE
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	$155,000	$163,689
5.32%, 3/1/15	165,000	178,309
5.47%, 3/1/18	190,000	223,210
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/13	1,585,000	1,549,433
5.58%, 8/1/13	1,085,000	1,116,758
Connecticut Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	2,500,000	2,991,525
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	515,000	514,984
Georgetown University Washington DC Revenue Bonds,
7.22%, 4/1/19	2,990,000	3,742,613
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.76%, 12/1/17	530,000	586,683
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,257,005
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	1,160,000	1,259,412
Maryland Transportation Authority Revenue Bonds, 5.604%, 7/1/30	3,000,000	3,815,580
Michigan Strategic Fund LO Revenue VRDN, 0.45%, 9/1/22 (r)	2,405,000	2,405,000
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	750,000	757,905
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	245,000	267,538
New York City GO VRDN, 0.16%, 4/1/42 (r)	15,000,000	15,000,000
New York City Transitional Finance Authority Future Tax Secured
Revenue Bonds, 5.767%, 8/1/36	3,540,000	4,478,242
New York HFA Revenue VRDN, 0.18%, 5/15/37 (r)	2,700,000	2,700,000
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	998,404
Santa Clara Valley California Transportation Authority Revenue
Bonds, 5.876%, 4/1/32	2,000,000	2,475,120
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.33%, 8/1/16	445,000	494,057
Wells Fargo Bank NA Custodial Receipts Revenue Bonds,
6.734%, 9/1/47 (e)	3,000,000	3,310,800
West Contra Costa California Unified School District COPs,
4.82%, 1/1/13	500,000	502,355

Total Municipal Obligations (Cost $47,253,331)		50,788,622

SOVEREIGN GOVERNMENT BONDS - 1.7%
Province of Ontario Canada:
3.00%, 7/16/18	3,980,000	4,354,916
1.65%, 9/27/19	3,580,000	3,590,382
2.45%, 6/29/22	4,600,000	4,669,202

Total Sovereign Government Bonds (Cost $12,309,550)		12,614,500

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 63

U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 2.9%	AMOUNT	VALUE
Freddie Mac:
1.25%, 10/2/19	$14,000,000	$13,971,020
2.375%, 1/13/22	3,975,000	4,169,934
Private Export Funding Corp., 2.125% 7/15/16	4,000,000	4,221,324

Total U.S. Government Agencies and Instrumentalities
(Cost $22,136,224)		22,362,278

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 2.3%
Fannie Mae:
3.00%, 10/12/12	14,960,000	15,792,150
3.00%, 11/12/12	1,805,000	1,900,044

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $17,420,855)		17,692,194

U.S. TREASURY OBLIGATIONS - 4.7%
United States Treasury Bonds:
3.00%, 5/15/42	1,374,000	1,424,666
2.75%, 8/15/42	4,660,000	4,582,821
United States Treasury Notes:
0.25%, 9/15/15	1,705,000	1,702,069
0.625%, 8/31/17	4,595,000	4,597,872
0.625%, 9/30/17	6,115,000	6,114,046
1.625%, 8/15/22	17,515,000	17,495,839

Total U.S. Treasury Obligations (Cost $35,840,537)		35,917,313

HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Social Investment Foundation Notes, 0.50%,
12/31/12 (b)(i)(r)	3,087,392	3,044,786

Total High Social Impact Investments (Cost $3,087,392)		3,044,786

TIME DEPOSIT - 2.8%
State Street Bank Time Deposit, 0.113%, 10/1/12	21,736,986	21,736,986

Total Time Deposit (Cost $21,736,986)		21,736,986

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 64

EQUITY SECURITIES - 0.4%	SHARES	VALUE
CoBank ACB, Preferred (e)	2,700	$1,814,906
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	268,688
Trust II, Preferred (b)(e)	625,000	268,688
Trust III, Preferred (b)(e)	625,000	268,688
Trust IV, Preferred (b)(e)	625,000	268,688

Total Equity Securities (Cost $3,594,095)		2,889,658

TOTAL INVESTMENTS (Cost $750,488,010) - 100.9%		769,444,003
Other assets and liabilities, net - (0.9%)		(7,015,090)
NET ASSETS - 100%		$762,428,913

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION(DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	30	12/12	$6,615,938	$2,775
10 Year U.S. Treasury Notes	3	12/12	400,453	(379)
30 Year U.S. Treasury Bonds	23	12/12	3,435,625	(1,646)
Total Purchased				$750

Sold:
5 Year U.S. Treasury Notes	350	12/12	$43,621,485	($170,643)

See notes to schedules of investments and notes to financial statements.

www. calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 65

EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 95.2%	SHARES	VALUE
Aerospace & Defense - 0.7%
B/E Aerospace, Inc.*	387,440	$16,311,224

Air Freight & Logistics - 2.8%
C.H. Robinson Worldwide, Inc	642,823	37,637,286
Expeditors International of Washington, Inc.	837,827	30,463,390
		68,100,676

Beverages - 4.0%
PepsiCo, Inc	595,309	42,130,018
The Coca-Cola Co	1,482,040	56,213,777
		98,343,795

Biotechnology - 2.7%
Gilead Sciences, Inc.*	998,148	66,207,157

Capital Markets - 1.6%
T. Rowe Price Group, Inc	610,003	38,613,190

Chemicals - 3.0%
Ecolab, Inc.	1,144,715	74,188,979

Commercial Banks - 3.4%
SunTrust Banks, Inc.	1,158,668	32,755,545
Wells Fargo & Co	1,501,857	51,859,122
		84,614,667

Communications Equipment - 5.3%
Juniper Networks, Inc.*	1,358,700	23,247,357
QUALCOMM, Inc.	1,707,860	106,724,171
		129,971,528

Computers & Peripherals - 4.6%
Apple, Inc. (t)	167,898	112,031,619

Consumer Finance - 2.4%
American Express Co.	1,019,109	57,946,538

Diversified Financial Services - 1.4%
IntercontinentalExchange, Inc.*	256,990	34,285,036

Electrical Equipment - 1.7%
Cooper Industries plc	554,721	41,637,358

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 66

EQUITY SECURITIES - cont’d	SHARES	VALUE
Energy Equipment & Services - 4.6%
Cameron International Corp.*	1,353,948	$75,915,864
Noble Corp.*	1,029,729	36,843,704
		112,759,568

Food & Staples Retailing - 6.6%
Costco Wholesale Corp	666,087	66,691,961
CVS Caremark Corp.	1,987,199	96,220,175
		162,912,136

Health Care Equipment & Supplies - 2.8%
Edwards Lifesciences Corp.*	279,100	29,966,967
Intuitive Surgical, Inc.*	33,080	16,395,440
Varian Medical Systems, Inc.*	376,970	22,738,831
		69,101,238

Health Care Technology - 0.8%
Cerner Corp.*	249,170	19,288,250

Hotels, Restaurants & Leisure - 2.3%
Starbucks Corp.	1,103,682	56,011,862

Industrial Conglomerates - 4.0%
3M Co.	348,899	32,245,246
Danaher Corp.	1,199,196	66,135,659
		98,380,905

Insurance - 1.1%
Aflac, Inc.	542,806	25,989,551

Internet & Catalog Retail - 3.4%
Amazon.com, Inc.*	200,310	50,942,839
priceline.com, Inc.*	52,126	32,251,920
		83,194,759

Internet Software & Services - 3.7%
Google, Inc.*	120,911	91,227,350

IT Services - 6.1%
Cognizant Technology Solutions Corp.*	1,176,528	82,262,838
International Business Machines Corp.	330,048	68,468,457
		150,731,295

Multiline Retail - 2.1%
Kohl’s Corp.	986,674	50,537,442

Oil, Gas & Consumable Fuels - 4.8%
QEP Resources, Inc.	1,541,131	48,792,208
Suncor Energy, Inc.	2,083,186	68,432,660
		117,224,868

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 67

EQUITY SECURITIES - cont’d	SHARES	VALUE
Pharmaceuticals - 6.9%
Allergan, Inc	1,201,866	$110,066,888
Novartis AG (ADR)	379,357	23,239,410
Perrigo Co.	317,300	36,860,741
		170,167,039

Semiconductors & Semiconductor Equipment - 1.2%
Texas Instruments, Inc	1,110,670	30,598,959

Software - 6.2%
Informatica Corp.*	208,300	7,250,923
Intuit, Inc.	907,230	53,417,702
Microsoft Corp.	3,103,832	92,432,117
		153,100,742

Specialty Retail - 3.8%
CarMax, Inc.*	1,842,153	52,132,930
Lowe’s Co.’s, Inc	1,340,650	40,541,256
		92,674,186

Textiles, Apparel & Luxury Goods - 1.0%
Nike, Inc., Class B	246,090	23,356,402

Venture Capital - 0.2%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	48,822
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	33,450
Better Energy Systems, Inc.:
Series B, Preferred (b)(i)*	992,555	—
Series B, Preferred Warrants (strike price $0.75/share,
expires 8/3/13) (b)(i)*	133,333	—
Chesapeake PERL, Inc., Series A-2, Preferred (b)(i)*	240,000	5,072
Cylex, Inc.:
Common Stock (b)(i)*	285,706	—
Series B, Preferred (b)(i)*	1,134,830	—
Series C-1, Preferred (b)(i)*	2,542,915	690,111
Digital Directions International, Inc. (a)(b)(i)*	354,389	531,583
Envisionier Medical Technologies, Inc., Warrants (strike price
$.50/share, expires 8/6/20) (b)(i)*	50,000	—
Excent Corp. (b)(i)*	600,745	250,000
Global Resource Options, Inc.:
Series A, Preferred (a)(b)(i)*	750,000	—
Series B, Preferred (a)(b)(i)*	244,371	—
Series C, Preferred (a)(b)(i)*	297,823	—
Series D, Preferred (a)(b)(i)*	228,138	677,778
Ivy Capital (Proprietary) Ltd. (b)(i)*	17	499,756
Marrone Bio Innovations, Inc.:
Series A, Preferred (b)(i)*	240,761	407,853
Series B, Preferred (b)(i)*	181,244	307,030
Series C, Preferred (b)(i)*	295,157	500,000
Napo Pharmaceuticals, Inc.:
Common Stock (b)(i)*	294,196	187,550
Common Warrants (strike price $0.55/share, expires 9/15/14) (b)(i)* 54,061		4,730

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 68

EQUITY SECURITIES - cont’d	SHARES	VALUE
Venture Capital - Cont’d
NeoDiagnostix, Inc.:
Series AE, Preferred Contingent Deferred Distribution (b)(i)*	300,000	—
Series AE, Preferred Warrants Contingent Deferred
Distribution (b)(i)*	600,000	—
Series B, Preferred Contingent Deferred Distribution (b)(i)*	179,723	$153,082
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	—
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	604,224
PresenceLearning, Inc.:
Series A, Preferred (b)(i)*	600,000	352,410
Series A-2, Preferred (b)(i)*	195,285	134,942
Sword Diagnostics, Series B, Preferred (b)(i)*	640,697	—
Village Laundry Services, Inc. (b)(i)*	9,444	30,599
		5,418,992

Total Equity Securities (Cost $1,862,659,825)		2,334,927,311

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 0.3%	BASIS
Blackstone Cleantech Venture Partners (b)(i)*	$367,741	268,199
China Environment Fund 2004 (b)(i)*	-	324,950
China Environment Fund III (b)(i)*	961,890	1,222,117
Coastal Ventures III (a)(b)(i)*	125,000	125,000
Core Innovations Capital I (b)(i)*	323,682	244,941
DBL Equity Fund - BAEF Il (b)(i)*	526,821	459,008
Ignia Fund I (b)(i)*	635,902	433,790
Impact Ventures II (b)(i)*	695,699	606,223
LeapFrog Financial Inclusion Fund (b)(i)*	398,640	310,486
New Markets Education Partners (a)(b)(i)*	175,000	137,468
New Markets Venture Partners II (b)(i)*	206,119	266,392
Renewable Energy Asia Fund (b)(i)*	669,661	530,219
SEAF India International Growth Fund (b)(i)*	346,209	280,391
SJF Ventures II (b)(i)*	486,152	931,429
SJF Ventures III (a)(b)(i)*	165,000	156,850
Westly Capital Partners Fund II (b)(i)*	199,457	141,558

Total Venture Capital Limited Partnership Interest (Cost $6,282,974)		6,439,021

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%	AMOUNT
Calvert Social Investment Foundation Notes, 0.50%,
12/31/12 (b)(i)(r)	10,833,877	10,684,370

Total High Social Impact Investments (Cost $10,833,877)		10,684,370

VENTURE CAPITAL DEBT OBLIGATIONS - 0.2%
Envisionier Medical Technologies, Inc.:
Note I, 7.00%, 3/31/13 (b)(i)(xx)	200,000	—
Note II, 7.00%, 3/31/13 (b)(i)(xx)	100,000	—
Excent Corp., Note, 7.00%, 9/30/19 (b)(i)	250,000	250,000
Marrone Bio Innovations, Inc., Note, 10.00%, 3/31/14 (b)(i)	200,000	200,000

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 69

	PRINCIPAL
venture capItal debt oblIgatIonS - cont’d	AMOUNT	VALUE
New Day Farms, Inc., Participation Interest Note, 9.00%,
9/1/2012 (b)(i)(f)*	$6,225	—
Quantum Intech, Inc., Participation Interest Note, 11.50%,
9/10/15 (b)(i)	104,479	$104,479
SEAF Global SME Facility:
9.00%, 12/16/14 (b)(i)	1,500,000	1,500,000
9.00%, 4/20/15 (b)(i)	1,000,000	1,000,000
9.00%, 11/5/15 (b)(i)	1,000,000	—
9.00%, 3/31/16 (b)(i)	450,000	450,000
9.00%, 6/14/16 (b)(i)	400,000	400,000
9.00%, 7/12/16 (b)(i)	650,000	650,000
Sword Diagnostics:
Convertible Bridge Note II, Series C, 10.00%, 12/31/12 (b)(i)(zz)	100,000	50,000
Convertible Bridge Note, Series C, 10.00%, 12/31/12 (b)(i)(zz)	25,000	12,500

Total Venture Capital Debt Obligations (Cost $5,985,704)		4,616,979

TIME DEPOSIT - 4.6%
State Street Bank Time Deposit, 0.113%, 10/1/12	112,599,915	112,599,915

Total Time Deposit (Cost $112,599,915)		112,599,915

TOTAL INVESTMENTS (Cost $1,998,362,295) - 100.7%		2,469,267,596
Other assets and liabilities, net - (0.7%)		(16,819,037)
NET ASSETS - 100%		$2,452,448,559

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 70

ENHANCED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

EQUITY SECURITIES - 96.8%	SHARES	VALUE
Air Freight & Logistics - 1.9%
FedEx Corp	21,431	$1,813,491

Biotechnology - 1.8%
Amgen, Inc.	20,418	1,721,646

Capital Markets - 0.3%
TD Ameritrade Holding Corp.	19,011	292,199

Commercial Banks - 0.0%
Bank of Hawaii Corp	300	13,686

Communications Equipment - 2.4%
Cisco Systems, Inc.	116,566	2,225,245

Computers & Peripherals - 5.6%
Apple, Inc.	7,630	5,091,194
Dell, Inc	16,433	162,029
		5,253,223

Consumer Finance - 2.0%
Capital One Financial Corp	33,384	1,903,222

Containers & Packaging - 3.1%
Ball Corp.	68,323	2,890,746

Diversified Financial Services - 3.5%
JPMorgan Chase & Co.	80,499	3,258,600

Diversified Telecommunication Services - 3.8%
AT&T, Inc.	94,866	3,576,448

Electric Utilities - 3.1%
Portland General Electric Co.	108,185	2,925,322

Electronic Equipment & Instruments - 1.2%
Avnet, Inc.*	35,240	1,025,131
Molex, Inc.	3,131	82,283
		1,107,414

Energy Equipment & Services - 2.0%
Helix Energy Solutions Group, Inc.*	100,590	1,837,779

Food & Staples Retailing - 5.7%
Costco Wholesale Corp	18,927	1,895,066
CVS Caremark Corp.	66,866	3,237,652
Safeway, Inc.	10,655	171,439
		5,304,157

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 71

EQUITY SECURITIES - cont’d	SHARES	VALUE
Health Care Providers & Services - 1.6%
McKesson Corp.	17,213	$1,480,834

Household Products - 1.7%
Kimberly-Clark Corp.	18,961	1,626,475

Industrial Conglomerates - 3.2%
3M Co.	32,325	2,987,477

Insurance - 11.0%
ACE Ltd.	35,915	2,715,174
American Financial Group, Inc	75,870	2,875,473
ProAssurance Corp	23,345	2,111,322
Prudential Financial, Inc.	48,033	2,618,279
Unum Group	876	16,836
		10,337,084

IT Services - 5.8%
International Business Machines Corp.	15,158	3,144,527
Total System Services, Inc	49,775	1,179,667
Visa, Inc	8,356	1,122,044
		5,446,238

Machinery - 6.2%
Actuant Corp.	47,486	1,359,049
Cummins, Inc	25,072	2,311,889
Parker Hannifin Corp.	26,005	2,173,498
		5,844,436

Media - 7.7%
Omnicom Group, Inc	47,371	2,442,449
Time Warner Cable, Inc.	32,539	3,093,157
Viacom, Inc., Class B	31,880	1,708,449
		7,244,055

Multiline Retail - 2.1%
Target Corp.	30,729	1,950,370

Oil, Gas & Consumable Fuels - 5.3%
Chesapeake Energy Corp.	64,553	1,218,115
Denbury Resources, Inc.*	75,347	1,217,607
Suncor Energy, Inc.	75,855	2,491,837
		4,927,559

Paper & Forest Products - 0.1%
Domtar Corp.	562	43,999
PH Glatfelter Co	4,502	80,181
		124,180

Pharmaceuticals - 8.3%
Bristol-Myers Squibb Co.	84,402	2,848,567
Johnson & Johnson	48,019	3,308,989
Roche Holding AG (ADR)	34,741	1,632,480
		7,790,036

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 72

EQUITY SECURITIES - cont’d	SHARES	VALUE
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	64,358	$1,459,640
Xilinx, Inc.	3,757	125,521
		1,585,161

Software - 4.3%
Microsoft Corp.	136,143	4,054,339

Specialty Retail - 1.4%
Advance Auto Parts, Inc	6,084	416,389
O’Reilly Automotive, Inc.*	10,998	919,653
		1,336,042

Total Equity Securities (Cost $81,880,449)		90,857,464

	PRINCIPAL
TIME DEPOSIT - 3.2%	AMOUNT
State Street Bank Time Deposit, 0.113%, 10/1/12	$2,994,932	2,994,932

Total Time Deposit (Cost $2,994,932)		2,994,932

TOTAL INVESTMENTS (Cost $84,875,381) - 100.0%		93,852,396
Other assets and liabilities, net - 0.0%		3,933
NET ASSETS - 100%		$93,856,329

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 73

NOTES TO SCHEDULE OF INVESTMENTS

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) New Day Farms, Inc. is in default for principal and interest. Past due interest of $1,550 was written off during the period. This security is no longer accruing interest.

(i) Restricted securities represent 2.4% of the net assets for Balanced Portfolio, 0.4% for Bond Portfolio, and 1.1% for Equity Portfolio.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This
TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 5,500 shares of Oneok, Inc. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 30,000 shares of Apple Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”)
on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 74

(xx) Restructured from an original maturity date of September 15, 2010.

(zz) Restructured from an original maturity date of September 30, 2010.

† The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissable maturity shortening features other than interest rate resets.

* Non-income producing security.

Explanation of Guarantees:
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Instrument
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
ADR: American Depositary Receipts
COPs: Certificates of Participation
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing
plc: Public Limited Company
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 75

BALANCED PORTFOLIO
RESTRICTED SECURITIES	ACQUISITION DATES	COST
Agraquest, Inc., Contingent Deferred Distribution	8/14/12	$-
Angels With Attitude I LLC, LP	8/28/00 - 4/30/03	200,000
Calvert Social Investment Foundation Notes, 1.04%,
7/1/13	7/1/10	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners LP	6/7/96 - 6/22/00	93,756
Commons Capital LP	2/15/01 - 12/27/11	357,778
Consensus Orthopedics, Inc.:
Common Stock	2/10/06	504,331
Series A-1, Preferred	8/19/05	4,331
Series B, Preferred	2/10/06	139,576
Series C, Preferred	2/10/06	120,342
Drop The Chalk:
8.00%, 12/31/12	4/5/11	42,857
8.00%, 12/31/12	10/7/11	107,143
Environmental Private Equity Fund II, Liquidating
Trust LP	4/26/07	-
First Analysis Private Equity Fund IV LP	2/25/02 - 7/6/11	380,354
GEEMF Partners LP	2/28/97	-
Global Environment Emerging Markets Fund LP	1/14/94 - 12/1/95	-
Infrastructure and Environmental Private Equity
Fund III LP	4/16/97 - 2/12/01	90,510
Labrador Ventures III LP	8/11/98 - 4/2/01	360,875
Labrador Ventures IV LP	12/14/99 - 8/27/07	900,510
LearnZillion, Inc., Series A Preferred	3/27/12	100,000
Lumni, Inc., 6.00%, 10/5/15	10/6/10	100,000
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC, LP	1/8/03 - 7/18/07	225,646
Rose Smart Growth Investment Fund I LP,
6.545%, 4/1/21	4/10/06	1,000,000
Seventh Generation, Inc	4/12/00 - 5/6/03	230,500
Solstice Capital LP	6/26/01 - 6/17/08	184,585
Wild Planet Entertainment, Inc.:
Series B, Preferred	7/12/94	200,000
Series E, Preferred	4/9/98	180,725
Wind Harvest Co., Inc.	5/16/94	100,000

BOND PORTFOLIO
RESTRICTED SECURITIES	ACQUISITION DATES	COST
Calvert Social Investment Foundation Notes, 0.50%, 12/31/12	7/01/09	$3,087,392

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 76

EQUITY PORTFOLIO
RESTRICTED SECURITIES	ACQUISITION DATES	COST
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Better Energy Systems, Inc.:
Series B, Preferred	8/3/10	400,000
Series B, Preferred Warrants
(strike price $0.75/share, expires 8/3/13)	8/4/10	-
Blackstone Cleantech Venture Partners LP	7/29/10 - 8/10/12	367,741
Calvert Social Investment Foundation Notes,
0.50%, 12/31/12	7/1/09	10,833,877
Chesapeake PERL, Inc., Series A-2, Preferred	7/30/04 - 9/8/06	300,000
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
China Environment Fund III LP	1/24/08 - 7/17/12	961,890
Coastal Ventures III LP	7/30/12	125,000
Core Innovations Capital I LP	8/11/10 - 8/3/12	323,682
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B, Preferred	11/30/06	547,525
Series C-1, Preferred	11/30/06	471,342
DBL Equity Fund - BAEF Il LP	3/30/11 - 9/26/12	526,821
Digital Directions International, Inc.	7/2/08 - 7/15/09	683,778
Envisionier Medical Technologies, Inc.:
Warrants (strike price $.50/share, expires 8/6/20)	8/6/10	-
Note I, 7.00%, 3/31/13	12/14/09	200,000
Note II, 7.00%, 3/31/13	8/5/10	100,000
Excent Corp.:
Common	9/28/12	250,000
Note, 7.00%, 9/30/19	9/28/12	250,000
Global Resource Options, Inc.:
Series A, Preferred	9/18/06	750,000
Series B, Preferred	12/5/07	750,000
Series C, Preferred	2/13/09	1,000,000
Series D, Preferred	12/30/10 - 5/24/11	700,178
Ignia Fund I LP	1/28/10 - 8/17/12	635,902
Impact Ventures II LP	9/8/10 - 6/13/12	695,699
Ivy Capital (Proprietary) Ltd	9/12/12	496,026
LeapFrog Financial Inclusion Fund LP	1/20/10 - 7/30/12	398,640
Marrone Bio Innovations, Inc.:
Series A, Preferred	4/25/07	200,000
Series B, Preferred	8/28/08	280,000
Series C, Preferred	11/19/10	500,000
Note, 10.00%, 3/31/14	3/15/12	200,000
Napo Pharmaceuticals, Inc.:
Common Stock	2/21/07 - 9/23/09	419,720
Common Warrants (strike price $0.55/share,
expires 9/15/14)	9/23/09	16,908
NeoDiagnostix, Inc.:
Series AE, Preferred Contingent Deferred Distribution	9/9/08	-
Series AE, Preferred Warrants Contingent
Deferred Distribution	9/23/08 - 9/18/09	-
Series B, Preferred Contingent Deferred Distribution	7/31/09	-

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 77

EQUITY PORTFOLIO
RESTRICTED SECURITIES - CONT’D	ACQUISITION DATES	COST
New Day Farms, Inc.:
Series B, Preferred	3/12/09	$500,000
Participation Interest Note, 9.00%, 12/31/13	11/25/09	6,225
New Markets Education Partners LP	9/27/11	175,000
New Markets Venture Partners II LP	7/21/08 - 12/12/11	206,119
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
PresenceLearning, Inc.:
Series A, Preferred	9/29/11	300,000
Series A-2, Preferred	5/2/12	134,942
Quantum Intech, Inc., Participation Interest Note,
11.50%, 9/10/15	10/5/10 - 8/14/12	104,479
Renewable Energy Asia Fund LP	9/29/10 - 12/23/11	669,661
SEAF Global SME Facility:
9.00%, 12/16/14	12/16/09	1,500,000
9.00%, 4/20/15	4/20/10	1,000,000
9.00%, 11/5/15	11/4/10	1,000,000
9.00%, 3/31/16	3/29/11	450,000
9.00%, 6/14/16	6/13/11	400,000
9.00%, 7/12/16	7/11/11	650,000
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	346,209
SJF Ventures II LP	2/14/06 - 6/8/11	486,152
SJF Ventures III LP	2/6/12	165,000
Sword Diagnostics:
Series B, Preferred	12/26/06	250,000
Series C, Convertible Bridge Note I, 10.00%, 12/31/12 .	10/29/09	25,000
Series C, Convertible Bridge Note II, 10.00%, 12/31/12	11/9/10	100,000
Village Laundry Services, Inc.	7/22/09	500,000
Westly Capital Partners Fund II LP	12/27/11 - 2/9/12	199,457

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 78

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

MONEY
MARKET
ASSETS	PORTFOLIO
Investments in securities, at value (Cost $135,102,198) -
see accompanying schedule	$135,102,198
Cash	499,743
Receivable for shares sold	125,778
Interest and dividends receivable	75,906
Other assets	7,948
Total assets	135,811,573

LIABILITIES
Payable for securities purchased	2,067,743
Payable for shares redeemed	173,304
Payable to Calvert Investment Management, Inc.	3,910
Payable to Calvert Investment Administrative Services, Inc.	21,955
Payable to Calvert Investment Services, Inc.	10,907
Accrued expenses and other liabilities	39,323
Total liabilities	2,317,142
NET ASSETS	$133,494,431

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized,
133,547,835 shares outstanding	$133,482,560
Undistributed net investment income	20,984
Accumulated net realized gain (loss) on investments	(9,113)

NET ASSETS	$133,494,431

NET ASSET VALUE PER SHARE	$1.00

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 79

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

	BALANCED	BOND
ASSETS	PORTFOLIO	PORTFOLIO
Investments in securities, at value (Cost $463,222,649 and
$750,488,010, respectively) - see accompanying schedules	$521,318,508	$769,444,003
Receivable for securities sold	14,311,219	61,171,575
Receivable for shares sold	609,125	1,211,237
Interest and dividends receivable	1,788,297	6,028,590
Other assets	78,014	186,984
Total assets	538,105,163	838,042,389

LIABILITIES
Payable for securities purchased	22,028,119	73,768,166
Payable for shares redeemed	349,535	1,047,797
Payable for futures margin	2,284	12,271
Payable to Custodian	399,888	—
Payable to Calvert Investment Management, Inc.	269,448	331,966
Payable to Calvert Investment Administrative Services, Inc.	112,579	154,305
Payable to Calvert Investment Services, Inc.	13,916	9,984
Payable to Calvert Distributors, Inc.	116,553	118,260
Accrued expenses and other liabilities	93,843	170,727
Total liabilities	23,386,165	75,613,476
NET ASSETS	$514,718,998	$762,428,913

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Balanced Portfolio:
Class A: 14,529,665 shares outstanding	$410,977,109
Class B: 257,109 shares outstanding	9,619,081
Class C: 979,318 shares outstanding	29,251,163
Class I: 949,150 shares outstanding	29,226,685
Bond Portfolio:
Class A: 28,594,289 shares outstanding		$458,565,687
Class B: 259,247 shares outstanding		4,826,976
Class C: 2,789,913 shares outstanding		43,815,174
Class I: 12,225,121 shares outstanding		193,799,837
Class Y: 2,123,334 shares outstanding		33,615,378
Undistributed net investment income (loss)	104,161	188,500
Accumulated net realized gain (loss)	(22,551,299)	8,831,261
Net unrealized appreciation (depreciation)	58,092,098	18,786,100

NET ASSETS	$514,718,998	$762,428,913

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 80

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012
	BALANCED	BOND
NET ASSETS VALUE PER SHARE	PORTFOLIO	PORTFOLIO
Balanced Portfolio:
Class A (based on net assets of $447,678,361)	$30.81
Class B (based on net assets of $7,834,767)	$30.47
Class C (based on net assets of $29,604,689)	$30.23
Class I (based on net assets of $29,601,181)	$31.19
Bond Portfolio:
Class A (based on net assets of $473,994,985)		$16.58
Class B (based on net assets of $4,264,818)		$16.45
Class C (based on net assets of $45,973,654)		$16.48
Class I (based on net assets of $202,799,078)		$16.59
Class Y (based on net assets of $35,396,378)		$16.67

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 81

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012
		ENHANCED
	EQUITY	EQUITY
ASSETS	PORTFOLIO	PORTFOLIO
Investments in securities, at value
(Cost $1,998,362,295 and $84,875,381,
respectively) -see accompanying schedules	$2,469,267,596	$93,852,396
Receivable for shares sold	6,475,375	78,815
Interest and dividends receivable	1,708,093	107,488
Other assets	29,433	12,304
Total assets	2,477,480,497	94,051,003

LIABILITIES
Payable for securities purchased	16,203,713	—
Payable for shares redeemed	6,528,021	96,114
Payable to Calvert Investment Management, Inc.	1,266,447	54,990
Payable to Calvert Investment Administrative Services, Inc.	348,718	9,761
Payable to Calvert Investment Services, Inc.	31,842	1,801
Payable to Calvert Distributors, Inc.	456,459	15,634
Accrued expenses and other liabilities	196,738	16,374
Total liabilities	25,031,938	194,674
NET ASSETS	$2,452,448,559	$93,856,329

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Equity Portfolio:
Class A: 38,982,934 shares outstanding	$1,202,477,219
Class B: 869,434 shares outstanding	11,706,726
Class C: 4,989,318 shares outstanding	136,334,679
Class I: 16,060,090 shares outstanding	630,681,268
Class Y: 2,732,619 shares outstanding	103,621,119
Enhanced Equity Portfolio:
Class A: 2,234,918 shares outstanding		$39,184,060
Class B: 83,977 shares outstanding		1,375,413
Class C: 427,555 shares outstanding		7,365,805
Class I: 2,332,241 shares outstanding		41,585,532
Undistributed net investment income (loss)	(222,866)	563,510
Accumulated net realized gain (loss)	(103,054,887)	(5,195,006)
Net unrealized appreciation (depreciation)	470,905,301	8,977,015

NET ASSETS	$2,452,448,559	$93,856,329

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 82

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012
		ENHANCED
	EQUITY	EQUITY
NET ASSETS VALUE PER SHARE	PORTFOLIO	PORTFOLIO
Equity Portfolio:
Class A (based on net assets of $1,500,088,516)	$38.48
Class B (based on net assets of $28,390,983)	$32.65
Class C (based on net assets of $149,999,926)	$30.06
Class I (based on net assets of $667,245,919)	$41.55
Class Y (based on net assets of $106,723,215)	$39.06
Enhanced Equity Portfolio:
Class A (based on net assets of $41,334,374)		$18.49
Class B (based on net assets of $1,382,543)		$16.46
Class C (based on net assets of $7,199,000)		$16.84
Class I (based on net assets of $43,940,412)		$18.84

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 83

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

	MONEY
	MARKET	BALANCED	BOND
NET INVESTMENT INCOME	PORTFOLIO	PORTFOLIO	PORTFOLIO
Investment Income:
Interest income	$350,872	$6,152,170	$28,725,690
Dividend income (net of foreign taxes
withheld of $445 for Balanced Portfolio)	—	3,580,642	172,026
Total investment income	350,872	9,732,812	28,897,716
Expenses:
Investment advisory fee	420,846	2,070,054	2,746,809
Transfer agency fees and expenses	319,867	848,370	1,136,099
Administrative fees	280,564	1,329,961	1,914,559
Distribution Plan expenses:
Class A	—	1,035,695	968,008
Class B	—	89,163	48,840
Class C	—	274,607	464,206
Trustees’ fees and expenses	17,629	61,555	98,296
Custodian fees	23,925	129,163	105,989
Registration fees	18,871	46,777	62,764
Reports to shareholders	44,635	171,344	193,942
Professional fees	25,033	46,725	133,484
Miscellaneous	32,775	112,502	277,830
Total expenses	1,184,145	6,215,916	8,150,826
Reimbursement from Advisor:
Class O	(858,522)	—	—
Class B	—	—	(5,766)
Class I	—	(8,140)	—
Fees paid indirectly	(4,550)	(307)	(493)
Net expenses	321,073	6,207,469	8,144,567

NET INVESTMENT INCOME	29,799	3,525,343	20,753,149

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(38)	9,963,283	8,283,747
Futures	—	567,870	4,639,012
	(38)	10,531,153	12,922,759

Change in unrealized appreciation (depreciation) on:
Investments	—	66,844,218	32,380,563
Futures	—	(229,410)	(1,796,988)
	—	66,614,808	30,583,575

NET REALIZED AND UNREALIZED
GAIN (LOSS)	(38)	77,145,961	43,506,334

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$29,761	$80,671,304	$64,259,483

See notes to financial statements.

www. calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 84

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

		ENHANCED
	EQUITY	EQUITY
NET INVESTMENT INCOME	PORTFOLIO	PORTFOLIO
Investment Income:
Interest income	$517,671	$3,140
Dividend income (net of foreign taxes withheld of
$448,194 and $7,376, respectively)	24,096,096	1,814,645
Total investment income	24,613,767	1,817,785

Expenses:
Investment advisory fee	11,528,378	511,534
Transfer agency fees and expenses	3,329,711	126,044
Administrative fees	4,042,280	109,038
Distribution Plan expenses:
Class A	3,632,453	97,434
Class B	333,728	16,676
Class C	1,457,819	69,225
Trustees’ fees and expenses	292,332	10,799
Custodian fees	147,370	29,845
Registration fees	120,600	43,830
Reports to shareholders	645,601	30,721
Professional fees	129,538	20,879
Miscellaneous	212,790	10,313
Total expenses	25,872,600	1,076,338
Reimbursement from Advisor:
Class B	—	(2,945)
Fees waived	(160,882)	(85,256)
Fees paid indirectly	(1,111)	(41)
Net expenses	25,710,607	988,096

NET INVESTMENT INCOME (LOSS)	(1,096,840)	829,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	52,165,092	6,470,826
Foreign currency transactions	(2,531)	133
	52,162,561	6,470,959

Change in unrealized appreciation (depreciation)
on: Investments	415,531,931	9,431,883

NET REALIZED AND UNREALIZED
GAIN (LOSS)	467,694,492	15,902,842

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$466,597,652	$16,732,531

See notes to financial statements.

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MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	year ended	year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$29,799	$13,947
Net realized gain (loss)	(38)	(234)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,761	13,713

Distributions to shareholders from:
Net investment income	(14,056)	(14,219)

Capital share transactions:
Shares sold	63,658,972	85,896,069
Reinvestment of distributions	12,483	12,723
Shares redeemed	(72,787,684)	(87,888,366)
Total capital share transactions	(9,116,229)	(1,979,574)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,100,524)	(1,980,080)

NET ASSETS
Beginning of year	142,594,955	144,575,035
End of year (including undistributed net investment income
of $20,984 and $5,973, respectively)	$133,494,431	$142,594,955

CAPITAL SHARE ACTIVITY
Shares sold	63,658,972	85,896,069
Reinvestment of distributions	12,483	12,723
Shares redeemed	(72,787,684)	(87,888,366)
Total capital share activity	(9,116,229)	(1,979,574)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 86

BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$3,525,343	$4,594,860
Net realized gain (loss)	10,531,153	20,586,670
Change in unrealized appreciation (depreciation)	66,614,808	(15,512,073)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	80,671,304	9,669,457

Distributions to shareholders from:
Net investment income:
Class A shares	(3,514,382)	(4,155,692)
Class B shares	(1,243)	—
Class C shares	(13,808)	(25,083)
Class I shares	(83,682)	(24,050)
Total distributions	(3,613,115)	(4,204,825)

Capital share transactions
Shares sold:
Class A shares	43,821,226	26,784,861
Class B shares	307,119	289,119
Class C shares	5,299,107	3,683,371
Class I shares	27,118,674	472,201
Reinvestment of distributions:
Class A shares	3,280,524	3,863,611
Class B shares	1,154	—
Class C shares	10,642	19,672
Class I shares	83,682	24,050
Redemption fees:
Class A shares	3,359	793
Class C shares	665	24
Shares redeemed:
Class A shares	(75,270,593)	(49,239,050)
Class B shares	(3,244,601)	(3,377,957)
Class C shares	(4,330,702)	(3,886,379)
Class I shares	(596,275)	(199,209)
Total capital share transactions	(3,516,019)	(21,564,893)

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,542,170	(16,100,261)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 87

BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
NET ASSETS	2012	2011
Beginning of year	$441,176,828	$457,277,089
End of year (including undistributed net
investment income of $104,161 and $70,817, respectively)	$514,718,998	$441,176,828

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,482,360	970,314
Class B shares	10,393	10,699
Class C shares	183,753	136,042
Class I shares	897,699	17,081
Reinvestment of distributions:
Class A shares	111,822	140,309
Class B shares	42	—
Class C shares	390	738
Class I shares	2,719	864
Shares redeemed:
Class A shares	(2,554,674)	(1,788,298)
Class B shares	(111,741)	(123,648)
Class C shares	(150,904)	(143,497)
Class I shares	(19,970)	(7,145)
Total capital share activity	(148,111)	(786,541)

See notes to financial statements.

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BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$20,753,149	$23,399,681
Net realized gain (loss)	12,922,759	10,276,363
Change in unrealized appreciation (depreciation)	30,583,575	(9,288,336)*

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	64,259,483	24,387,708

Distributions to shareholders from:
Net investment income:
Class A shares	(12,398,071)	(14,921,479)
Class B shares	(76,228)	(118,524)
Class C shares	(819,563)	(956,692)
Class I shares	(6,956,306)	(7,631,583)
Class Y shares	(841,612)	(538,656)
Net realized gain:
Class A shares	(5,304,000)	(5,788,457)
Class B shares	(56,321)	(83,498)
Class C shares	(491,117)	(526,711)
Class I shares	(2,426,790)	(2,132,729)
Class Y shares	(285,072)	(136,077)
Total distributions	(29,655,080)	(32,834,406)

Capital share transactions
Shares sold:
Class A shares	91,917,200	99,956,413
Class B shares	321,055	297,117
Class C shares	7,187,289	8,343,018
Class I shares	69,712,757	54,644,226
Class Y shares	14,635,974	19,549,256
Reinvestment of distributions:
Class A shares	15,477,340	18,147,915
Class B shares	111,996	167,925
Class C shares	920,095	1,005,694
Class I shares	8,664,434	8,651,639
Class Y shares	421,089	173,057
Redemption fees:
Class A shares	9,317	7,782
Class B shares	—	80
Class C shares	99	518
Class I shares	987	944
Class Y shares	1,387	4,263

See notes to financial statements.

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BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS - (cont’d)	2012	2011
Capital share transactions (cont’d):
Shares redeemed:
Class A shares	(171,499,957)	(187,674,944)
Class B shares	(2,003,400)	(3,564,151)
Class C shares	(11,325,834)	(15,888,179)
Class I shares	(110,075,324)	(50,497,873)
Class Y shares	(8,073,724)	(6,984,045)
Total capital share transactions	(93,597,220)	(53,659,345

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,992,817)	(62,106,043)

NET ASSETS
Beginning of year	821,421,730	883,527,773 *
End of year (including undistributed net
investment income of $188,500 and $0, respectively)	$762,428,913	$821,421,730

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	5,746,422	6,350,011
Class B shares	20,302	18,860
Class C shares	452,206	533,781
Class I shares	4,351,438	3,480,624
Class Y shares	905,575	1,232,844
Reinvestment of distributions:
Class A shares	973,112	1,157,506
Class B shares	7,118	10,795
Class C shares	58,264	64,555
Class I shares	543,375	550,967
Class Y shares	26,258	10,938
Shares redeemed:
Class A shares	(10,737,459)	(11,950,283)
Class B shares	(126,296)	(228,188)
Class C shares	(711,423)	(1,017,899)
Class I shares	(6,850,289)	(3,181,179)
Class Y shares	(502,190)	(441,584)
Total capital share activity	(5,843,587)	(3,408,252)

* Amount was revised for changes to the value of certain security holdings as further described in Note G.

See notes to financial statements.

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EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income (loss)	($1,096,840)	($3,614,622)
Net realized gain (loss)	52,162,561	90,161,832
Change in unrealized appreciation (depreciation)	415,531,931	(146,191,552)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	466,597,652	(59,644,342)

Distributions to shareholders from:
Net realized gain:
Class A shares	(66,707,433)	—
Class B shares	(2,017,670)	—
Class C shares	(8,512,283)	—
Class I shares	(26,124,236)	—
Class Y shares	(3,483,367)	—
Total distributions	(106,844,989)	—

Capital share transactions:
Shares sold:
Class A shares	244,472,641	367,600,818
Class B shares	299,827	958,072
Class C shares	15,390,147	17,434,588
Class I shares	142,575,757	176,644,543
Class Y shares	51,047,979	61,337,872
Shares issued from merger (See Note H):
Class A shares	—	234,905,369
Class B shares	—	13,254,598
Class C shares	—	35,121,331
Class I shares	—	252,743,032
Class Y shares	—	6,970,268
Reinvestment of distributions:
Class A shares	62,310,298	—
Class B shares	1,794,414	—
Class C shares	6,591,046	—
Class I shares	23,817,881	—
Class Y shares	2,139,558	—
Redemption fees:
Class A shares	22,795	35,642
Class C shares	294	139
Class I shares	5,788	2,555
Class Y shares	2,938	807

See notes to financial statements.

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EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS - (cont’d)	2012	2011
Capital share transactions (cont’d):
Shares redeemed:
Class A shares	(326,998,558)	(265,714,903)
Class B shares	(14,326,054)	(14,460,408)
Class C shares	(24,410,771)	(14,969,389)
Class I shares	(133,613,985)	(62,206,664)
Class Y shares	(26,458,000)	(6,671,865)
Total capital share transactions	24,663,995	802,986,405

TOTAL INCREASE (DECREASE) IN NET ASSETS	384,416,658	743,342,063

NET ASSETS
Beginning of year	2,068,031,901	1,324,689,838
End of year (including net investment
loss of $222,866 and $0, respectively)	$2,452,448,559	$2,068,031,901

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	6,777,796	9,994,267
Class B shares	9,913	30,605
Class C shares	547,667	594,707
Class I shares	3,667,764	4,507,153
Class Y shares	1,395,316	1,624,415
Reinvestment of distributions:
Class A shares	1,828,354	—
Class B shares	61,600	—
Class C shares	246,027	—
Class I shares	650,051	—
Class Y shares	62,052	—
Shares issued from merger (See Note H):
Class A shares	—	6,547,519
Class B shares	—	428,050
Class C shares	—	1,227,352
Class I shares	—	6,582,940
Class Y shares	—	192,316
Shares redeemed:
Class A shares	(9,042,710)	(7,240,107)
Class B shares	(464,584)	(457,814)
Class C shares	(860,799)	(512,023)
Class I shares	(3,470,609)	(1,605,981)
Class Y shares	(720,937)	(180,806)
Total capital share activity	686,901	21,732,593

See notes to financial statements.

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ENHANCED EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$829,689	$638,129
Net realized gain (loss)	6,470,959	6,514,807
Change in unrealized appreciation (depreciation)	9,431,883	(5,530,378)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,732,531	1,622,558

Distributions to shareholders from:
Net investment income:
Class A shares	(269,317)	(179,467)
Class I shares	(443,599)	(322,434)
Total distributions	(712,916)	(501,901)

Capital share transactions:
Shares sold:
Class A shares	9,947,198	4,850,966
Class B shares	6,060	46,554
Class C shares	1,050,293	929,713
Class I shares	11,131,286	4,721,887
Reinvestment of distributions:
Class A shares	243,305	158,235
Class I shares	443,599	322,434
Redemption fees:
Class A shares	475	263
Class C shares	—	161
Shares redeemed:
Class A shares	(8,252,016)	(7,915,279)
Class B shares	(659,854)	(739,815)
Class C shares	(1,111,663)	(1,342,492)
Class I shares	(5,846,810)	(4,981,455)
Total capital share transactions	6,951,873	(3,948,828)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,971,488	(2,828,171)

NET ASSETS
Beginning of year	70,884,841	73,713,012
End of year (including undistributed net investment
income of $563,510 and $446,604, respectively)	$93,856,329	$70,884,841

See notes to financial statements.

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ENHANCED EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	570,927	294,752
Class B shares	416	3,130
Class C shares	64,809	61,404
Class I shares	629,308	287,722
Reinvestment of distributions:
Class A shares	14,863	9,714
Class I shares	26,707	19,506
Shares redeemed:
Class A shares	(473,846)	(482,143)
Class B shares	(42,001)	(49,239)
Class C shares	(68,794)	(87,928)
Class I shares	(332,842)	(293,935)
Total capital share activity	389,547	(237,017)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity (the “Portfolios”). Money Market, Balanced, Equity, and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series are accounted for separately. Money Market offers Class O shares, which are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity each offer Class A, Class B, Class C, and Class I shares. Bond and Equity also offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund, except Special Equities investments, to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties. Special Equities investments, as described in the Fund’s prospectus and statement of additional information, are fair valued by the Board’s Special Equities Committee.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

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The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

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Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Board and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (LP) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In the absence of a reported LP unit value it may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee or, with respect to Special Equities investments, by the Special Equities Committee using the venture capital methodologies described above.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When

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more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2012, the following securities were fair valued in good faith under the direction of the Board:

	Total Fair Value Investments	% of Net Assets
Balanced	$19,974,379	3.9%
Bond	20,676,913	2.7%
Equity	27,159,362	1.1%

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2012:

MONEY MARKET		VALUATION INPUTS

Investments In SecuritieS*	Level 1	Level 2	Level 3	Total
Municipal obligations	—	$1,200,000	—	$1,200,000
U.S. government obligations	—	24,095,824	—	24,095,824
Variable rate demand notes	—	109,753,000	—	109,753,000
Other debt obligations	—	53,374	—	53,374
TOTAL	—	$135,102,198	—	$135,102,198

*For a complete listing of investments, please refer to the Schedule of Investments.

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BALANCED		VALUATION INPUTS

Investments In SecuritieS	Level 1	Level 2	Level 3	Total
Asset-backed securities	—	$4,091,625	—	$4,091,625
Collateralized mortgage-
backed obligations	—	114,666	—	114,666
Commercial mortgage-
backed securities	—	5,567,328	—	5,567,328
Corporate debt	—	138,936,832	$953,783	139,890,615
Equity securities*	$295,912,772	859,800	—	296,772,572	***
Municipal obligations	—	11,322,549	—	11,322,549
Other debt obligations	—	27,591,659	—	27,591,659
U.S. government obligations	—	27,546,459	—	27,546,459
Venture capital	9,400	—	8,411,635	8,421,035
TOTAL	$295,922,172	$216,030,918	$9,365,418	$521,318,508
Other financial instruments**	($3,761)	—	—	($3,761)

* For further breakdown of equity securities by industry, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

*** Exclusive of $4,934,594 venture capital equity shown in the venture capital heading.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		HIGH SOCIAL
	CORPORATE BONDS	IMPACT INVESTMENTS	VENTURE CAPITAL
Balance as of 9/30/11	$5,041,305	$4,111,359	$9,243,666
Accrued discounts/premiums	15,455	—	—
Realized gain (loss)	(980,847)	—	522,804
Change in unrealized appreciation (depreciation)	732,174	42,069	1,039,936
Purchases	—	—	232,143
Sales	(251,276)	—	(2,626,914)
Transfers in and/or out of Level 3[1]	(3,603,028)[2]	(4,153,428)[2]	—
Balance as of 9/30/12	$953,783	—	$8,411,635

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Total
Balance as of 9/30/11	$18,396,330
Accrued discounts/premiums	15,455
Realized gain (loss)	(458,043)
Change in unrealized appreciation (depreciation)	1,814,179
Purchases	232,143
Sales	(2,878,190)
Transfers in and/or out of Level 3[1]	(7,756,456)
Balance as of 9/30/12	$9,365,418

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the year ended September 30, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($2,275,229). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

		VALUATION INPUTS
BOND

Investments In SecuritieS*	Level 1	Level 2	Level 3		Total
Asset-backed securities	—	$13,430,083	—		$13,430,083
Collateralized mortgage-backed
obligations	—	2,424,369	—		2,424,369
Commercial mortgage-backed
securities	—	31,386,524	—		31,386,524
Corporate bonds	—	554,202,907	$953,783		555,156,690
Municipal obligations	—	50,788,622	—		50,788,622
U.S. government obligations	—	75,971,785	—		75,971,785
Other debt obligations	—	37,396,272	—		37,396,272
Equity securities	$1,814,906	1,074,752	—		2,889,658
TOTAL	$1,814,906	$766,675,314	$953,783	***	$769,444,003

Other financial instruments**	($169,893)	—	—		($169,893)

* For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

*** Level 3 securities represent 0.1% of net assets.

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		VALUATION INPUTS

EQUITY
Investments In SecuritieS	Level 1	Level 2	Level 3	Total
Equity securities*	$2,329,508,319	—	—	$2,329,508,319	**
Other debt obligations	—	$123,284,285	—	123,284,285
Venture capital	—	—	$16,474,992	16,474,992
TOTAL	$2,329,508,319	$123,284,285	$16,474,992	$2,469,267,596

* For further breakdown of equity securities by industry, please refer to the Schedule of Investments.

** Exclusive of $5,418,992 venture capital equity shown in the venture capital equities heading.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	HIGH SOCIAL
	IMPACT INVESTMENTS	VENTURE CAPITAL	TOTAL
Balance as of 9/30/11	$10,439,524	$17,677,216	$28,116,740
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	(4,583)	240,263
Change in unrealized appreciation (depreciation)	244,263	(3,667,054)	(3,667,054)
Purchases	—	2,756,489	2,756,489
Sales	—	(287,076)	(287,076)
Transfers in and/or out of Level 3[1]	(10,684,370)[2]	—	(10,684,370)
Balance as of 9/30/12	—	$16,474,992	$16,474,992

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period. 2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the year ended September 30, 2012, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($3,422,208). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

		VALUATION INPUTS
ENHANCED EQUITY
Investments In SecuritieS	Level 1	Level 2	Level 3	Total
Equity securities *	$90,857,464	—	—	$90,857,464
Time deposit	—	$2,994,932	—	2,994,932
TOTAL	$90,857,464	$2,994,932	—	$93,852,396

* For further breakdown of equity securities by industry, please refer to the Schedule of Investments.

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Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, Balanced and Bond used U.S. Treasury Bond futures contracts to hedge against interest rate changes and to manage overall duration of the portfolios. The Fund’s futures contracts at year end are presented in the Schedule of Investments.

During the year, Bond and Balanced invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Bond Futures. The volume of activity varied throughout the year with a weighted average of 1,323 and 490 contracts and $25,351,763 and $2,641,187 weighted average notional value, respectively.

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Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with management’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Schedules of Investments on pages 74-75). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced, and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: Balanced, Bond, Equity, and Enhanced Equity each charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians’ fees may be paid indirectly by credits earned on each Portfolio’s cash on deposit with the banks. These credits are used to reduce the Portfolios’ expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates.

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For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $250 Million	.60%
Over $250 Million	.55%

For the year ended September 30, 2012, the Advisor waived $160,882 and $85,256 of its fee for Equity and Enhanced Equity, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013 for Money Market Class O, Balanced Class I, Bond Class Y, Equity Class Y, and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: .875% for Money Market Class O, .72% for Balanced Class I, .92% for Bond Class Y, .96% for Equity Class Y, and .81% for Enhanced Equity Class I.

During the year ended September 30, 2012, the Advisor voluntarily reimbursed expenses of $858,522 in Class O shares of Money Market to maintain a positive yield. The Advisor also voluntarily reimbursed expenses of $5,766 and $2,945 for Class B shares of Bond and Enhanced Equity during the year ended September 30, 2012.

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Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services for the Fund for an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay CID for expenses and services associated with distribution of shares. The distribution expenses of Money Market are limited to .25% of annual average daily net assets, however CID is not currently charging any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .35% of the annual average daily net assets of Balanced and Bond and .25% of those of Equity and Enhanced Equity. The amount actually paid by Class A of Balanced, Bond, Equity, and Enhanced Equity is an annualized fee, payable monthly, of .25% (for Balanced only on assets over $30 million), .20%, .25%, and .25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of the annual average daily net assets of Balanced, Bond, Equity, and Enhanced Equity. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I for Balanced, Bond, Equity, and Enhanced Equity, and Class Y for Bond and Equity do not have Distribution Plan expenses.

CID received the following amounts as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2012: $165,774 for Balanced, $77,790 for Bond, $177,494 for Equity, and $12,014 for Enhanced Equity.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $140,973, $175,100, $125,793, $425,793, and $23,080 for the year ended September 30, 2012 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) nonprofit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

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Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each regular Board meeting attended. The independent Trustees also received a fee between $1,500 and $2,000 for each special meeting attended during the year. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each regular Committee meeting attended ($1,000 for special Audit Committee meetings). Trustee’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were:

				ENHANCED
	BALANCED	BOND	EQUITY	EQUITY
Purchases	$306,312,475	$653,502,555	$811,918,325	$43,807,931
Sales	303,622,849	626,008,680	928,508,350	39,762,004

U.S. Government security purchases and sales were:

	BALANCED	BOND
Purchases	$359,929,791	$1,014,880,231
Sales	367,892,394	1,086,409,382

Money Market held only short-term investments.

The Portfolios may purchase securities, typically short-term variable rate demand notes, from or sell to other Portfolios managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2012, such purchase and sales transactions and the related realized gains and losses were:

	MONEY MARKET	BALANCED	BOND
Purchases	$86,410,000	$9,374,590	$23,941,028
Sales	72,480,000	15,971,636	21,370,000
Realized gain (loss)	-	(6,754)	-

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CAPITAL LOSS CARRYFORWARDS
	MONEY			ENHANCED
	MARKET	BALANCED	EQUITY	EQUITY
EXPIRATION DATE
30-Sep-13	($6,183)	-	-	-
30-Sep-14	(211)	-	-	-
30-Sep-15	(2,100)	-	-	-
30-Sep-17	-	-	($104,797,955)	-
30-Sep-18	-	($18,765,622)	-	($5,174,399)
30-Sep-19	(348)	-	-	-

NO EXPIRATION DATE
Short-term	(168)	-	-	-
Long-term	(103)	-	-	-

* Equity’s use of net capital loss carryforwards acquired from Calvert Large Cap Growth Fund may be limited under certain tax provisions.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

Balanced intends to elect to defer net capital losses of $326,350 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013. Equity intends to elect to defer net ordinary losses of $222,866 incurred from January 1, 2012 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

MONEY MARKET
Distributions paid from:	2012	2011
Ordinary income	$14,056	$14,219
Total	$14,056	$14,219

BALANCED
Distributions paid from:	2012	2011
Ordinary income	$3,613,115	$4,204,825
Total	$3,613,115	$4,204,825

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BOND
Distributions paid from:	2012	2011
Ordinary income	$29,655,080	$32,834,406
Total	$29,655,080	$32,834,406

EQUITY
Distributions paid from:	2012	2011
Long-term capital gain	$106,844,989	—
Total	$106,844,989	—

ENHANCED EQUITY
Distributions paid from:	2012	2011
Ordinary income	$712,916	$501,901
Total	$712,916	$501,901

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	MONEY
	MARKET	BALANCED	BOND
Unrealized appreciation	—	$74,416,979	$42,129,368
Unrealized (depreciation)	—	(19,781,449)	(23,632,925)
Net unrealized appreciation/(depreciation)	—	$54,635,530	$18,496,443

Undistributed ordinary income	$24,067	$104,161	$9,318,874
Capital loss carryforward	($9,113)	($18,765,622)	—

Federal income tax cost of investments	$135,102,198	$466,682,978	$750,947,560

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		ENHANCED
	EQUITY	EQUITY
Unrealized appreciation	$506,012,859	$11,146,035
Unrealized (depreciation)	(36,786,056)	(2,189,627)
Net unrealized appreciation/(depreciation)	$469,226,803	$8,956,408

Undistributed ordinary income	—	$563,510
Undistributed long-term capital gain	$3,421,566	—
Capital loss carryforward	($104,797,955)	($5,174,399)

Federal income tax cost of investments	$2,000,040,793	$84,895,988

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Money Market, the differences are due to distributions paid after fiscal year end. For Balanced, the differences are due to Section 1256 contracts, partnerships, deferral of post-October losses, and wash sales. For Bond, the differences are due to Section 1256 contracts and wash sales. For Equity, the differences are due to wash sales, partnerships, deferral of post December ordinary losses, and capital loss limitations under Internal Revenue Code Section 382. For Enhanced Equity, the differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Money Market, the reclassifications are due to tax-exempt income. For Balanced, the reclassifications are due to partnerships, tax-exempt income, and asset-backed securities. For Bond, the reclassifications are due to asset-backed securities and tax-exempt income. For Equity, the reclassifications are due to foreign currency transactions, partnerships, net operating losses and capital loss limitations under Internal Revenue Code Section 382. For Enhanced Equity, the reclassifications are due to foreign currency transactions.

	MONEY MARKET	BALANCED	BOND
Undistributed net investment income	($732)	$121,116	$527,131
Accumulated net realized gain (loss)	—	(121,517)	(527,729)
Paid-in capital	732	401	598

		EQUITY	ENHANCED EQUITY
Undistributed net investment income		$873,974	$133
Accumulated net realized gain (loss)		13,305,759	(133)
Paid-in capital		(14,179,733)	—

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Balanced, Bond, Equity, and Enhanced Equity had no borrowings under the agreement during the year ended September 30, 2012. Money Market had no loans outstanding pursuant to this line of credit at September 30, 2012. For the year ended September 30, 2012, borrowings by Money Market under the agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
PORTFOLIO	BALANCE	RATE	BORROWED	BORROWED
Money Market	$2,567	1.42%	$366,248	March 2012

NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

AFFILIATES	COST	VALUE
Angels With Attitude I LLC LP	$200,000	$79,230
GEEMF Partners LP	—	130,468
TOTALS	$200,000	$209,698

Affiliated companies of the Equity Portfolio are as follows:

AFFILIATES	COST	VALUE
Coastal Ventures III, LP	$125,000	$125,000
Digital Directions International, Inc.	683,778	531,583
Global Resource Options, Inc.	3,200,178	677,778
New Day Farms, Inc.	506,225	0
New Markets Education Partners, LP	175,000	137,468
SJF Ventures III, LP	165,000	156,850
TOTALS	$4,855,181	$1,628,679

NOTE F – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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NOTE G — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Balanced and Bond portfolio holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008 through the Portfolios’ fiscal year end at September 30, 2011. The adjustments also had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $206,623 and $3,320,907 to the Balanced and Bond Portfolios, respectively, on December 27, 2011, for the benefit of affected shareholders.

NOTE H — CAPITAL COMMITMENTS

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. The aggregate amount of the future capital commitments totals $60,000 and $6,783,008, respectively, at September 30, 2012.

NOTE I — REORGANIZATION

On May 2, 2011, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Large Cap Growth Fund (“Large Cap”) for shares of the acquiring portfolio, Calvert Social Investment Fund, Equity Portfolio (“Equity”) and the assumption of the liabilities of Large Cap. Shareholders approved the Plan at a meeting on August 26, 2011 and the reorganization took place on September 16, 2011.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Large Cap, Class A	8,381,198	Equity, Class A	6,547,519	$234,905,369
Large Cap, Class B	522,123	Equity, Class B	428,050	$13,254,598
Large Cap, Class C	1,366,856	Equity, Class C	1,227,352	$35,121,331
Large Cap, Class I	8,503,334	Equity, Class I	6,582,940	$252,743,032
Large Cap, Class Y	246,689	Equity, Class Y	192,316	$6,970,268

For financial reporting purposes, assets received and shares issued by Equity were recorded at fair value; however, the cost basis of the investments received from Large Cap were carried forward to align ongoing reporting of Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION
PORTFOLIO	NET ASSETS	(DEPRECIATION)	ACQUIRING PORTFOLIO	VALUE
Large Cap	$542,994,598	($11,945,691)	Equity	$1,710,197,022

Assuming the acquisition had been completed on October 1, 2010, Equity’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	($4,064,709)	(a)
Net realized and change in unrealized gain (loss) on investments	$12,216,526	(b)
Net increase (decrease) in assets from operations	$8,151,817

Because Equity and Large Cap sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Large Cap that have been included in Equity’s Statement of Operations since September 16, 2011.

(a) ($3,614,622) as reported, plus ($450,087) from Large Cap pre-merger.

(b) ($56,029,720) as reported, plus $68,246,246 from Large Cap pre-merger.

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MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
	2012	2011	2010
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	****	****	****
Distributions from:
Net investment income	*****	*****	*****
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.01%	.01%	.01%
Ratios to average net assets:A
Net investment income	.02%	.01%	.01%
Total expenses	.84%	.84%	.83%
Expenses before offsets	.23%	.30%	.55%
Net expenses	.23%	.30%	.54%
Net assets, ending (in thousands)	$133,494	$142,595	$144,575

		YEARS ENDED
		September 30,	September 30,
		2009	2008
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.011	.029
Distributions from:
Net investment income		(.011)	(.029)
Net asset value, ending		$1.00	$1.00

Total return*		1.15%	2.90%
Ratios to average net assets:A
Net investment income		1.13%	2.83%
Total expenses		.84%	.79%
Expenses before offsets		.84%	.79%
Net expenses		.84%	.78%
Net assets, ending (in thousands)		$169,485	$186,311

See notes to financial highlights.

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BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$26.19	$25.94	$24.02
Income from investment operations:
Net investment income	.23	.29	.27
Net realized and unrealized gain (loss)	4.62	.22	1.91
Total from investment operations	4.85	.51	2.18
Distributions from:
Net investment income	(.23)	(.26)	(.26)
Net realized gain	—	—	—
Total distributions	(.23)	(.26)	(.26)
Total increase (decrease) in net asset value	4.62	.25	1.92
Net asset value, ending	$30.81	$26.19	$25.94

Total return*	18.58%	1.94%	9.12%
Ratios to average net assets: A
Net investment income	.78%	1.04%	1.08%
Total expenses	1.22%	1.22%	1.23%
Expenses before offsets	1.22%	1.22%	1.23%
Net expenses	1.22%	1.22%	1.23%
Portfolio turnover	145%	100%	75%
Net assets, ending (in thousands)	$447,678	$405,716	$419,363

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008
Net asset value, beginning		$25.03	$31.37
Income from investment operations:
Net investment income		.40	.57
Net realized and unrealized gain (loss)		(1.03)	(4.72)
Total from investment operations		(.63)	(4.15)
Distributions from:
Net investment income		(.38)	(.56)
Net realized gain		***	(1.63)
Total distributions		(.38)	(2.19)
Total increase (decrease) in net asset value		(1.01)	(6.34)
Net asset value, ending		$24.02	$25.03

Total return*		(2.29%)	(14.13%)
Ratios to average net assets: A
Net investment income		1.87%	2.03%
Total expenses		1.28%	1.21%
Expenses before offsets		1.28%	1.21%
Net expenses		1.28%	1.20%
Portfolio turnover		57%	77%
Net assets, ending (in thousands)		$404,542	$434,069

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 116

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS B SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$25.96	$25.73	$23.83
Income from investment operations:
Net investment income (loss)	(.07)	******	.01
Net realized and unrealized gain (loss)	4.58	.23	1.90
Total from investment operations	4.51	.23	1.91
Distributions from:
Net investment income	***	—	(.01)
Net realized gain	—	—	—
Total distributions	—	—	(.01)
Total increase (decrease) in net asset value	4.51	.23	1.90
Net asset value, ending	$30.47	$25.96	$25.73

Total return*	17.39%	.89%	8.02%
Ratios to average net assets:A
Net investment income (loss)	(.23%)	.01%	.04%
Total expenses	2.23%	2.24%	2.27%
Expenses before offsets	2.23%	2.24%	2.27%
Net expenses	2.23%	2.24%	2.27%
Portfolio turnover	145%	100%	75%
Net assets, ending (in thousands)	$7,835	$9,306	$12,127

		YEARS ENDED
		September 30,	September 30,
CLASS B SHARES		2009	2008
Net asset value, beginning		$24.84	$31.13
Income from investment operations:
Net investment income		.13	.28
Net realized and unrealized gain (loss)		(.99)	(4.66)
Total from investment operations		(.86)	(4.38)
Distributions from:
Net investment income		(.15)	(.28)
Net realized gain		***	(1.63)
Total distributions		(.15)	(1.91)
Total increase (decrease) in net asset value		(1.01)	(6.29)
Net asset value, ending		$23.83	$24.84

Total return*		(3.35%)	(14.93%)
Ratios to average net assets:A
Net investment income		.82%	1.05%
Total expenses		2.36%	2.19%
Expenses before offsets		2.36%	2.19%
Net expenses		2.35%	2.18%
Portfolio turnover		57%	77%
Net assets, ending (in thousands)		$14,294	$17,939

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 117

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$25.72	$25.47	$23.58
Income from investment operations:
Net investment income (loss)	(.02)	.05	.05
Net realized and unrealized gain (loss)	4.54	.23	1.88
Total from investment operations	4.52	.28	1.93
Distributions from:
Net investment income	(.01)	(.03)	(.04)
Net realized gain	—	—	—
Total distributions	(.01)	(.03)	(.04)
Total increase (decrease) in net asset value	4.51	.25	1.89
Net asset value, ending	$30.23	$25.72	$25.47

Total return*	17.60%	1.08%	8.17%
Ratios to average net assets:A
Net investment income (loss)	(.05%)	.18%	.19%
Total expenses	2.05%	2.07%	2.12%
Expenses before offsets	2.05%	2.07%	2.12%
Net expenses	2.05%	2.07%	2.12%
Portfolio turnover	145%	100%	75%
Net assets, ending (in thousands)	$29,605	$24,335	$24,269

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009	2008
Net asset value, beginning		$24.58	$30.83
Income from investment operations:
Net investment income		.19	.32
Net realized and unrealized gain (loss)		(1.01)	(4.64)
Total from investment operations		(.82)	(4.32)
Distributions from:
Net investment income		(.18)	(.30)
Net realized gain		***	(1.63)
Total distributions		(.18)	(1.93)
Total increase (decrease) in net asset value		(1.00)	(6.25)
Net asset value, ending		$23.58	$24.58

Total return*		(3.22%)	(14.88%)
Ratios to average net assets:A
Net investment income		.95%	1.15%
Total expenses		2.21%	2.08%
Expenses before offsets		2.21%	2.08%
Net expenses		2.21%	2.08%
Portfolio turnover		57%	77%
Net assets, ending (in thousands)		$21,810	$24,631

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 118

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$26.49	$26.22	$24.25
Income from investment operations:
Net investment income	.45	.43	.42
Net realized and unrealized gain (loss)	4.61	.23	1.93
Total from investment operations	5.06	.66	2.35
Distributions from:
Net investment income	(.36)	(.39)	(.38)
Net realized gain	—	—	—
Total distributions	(.36)	(.39)	(.38)
Total increase (decrease) in net asset value	4.70	.27	1.97
Net asset value, ending	$31.19	$26.49	$26.22

Total return*	19.16%	2.45%	9.72%
Ratios to average net assets:A
Net investment income	1.43%	1.54%	1.62%
Total expenses	.83%	1.33%	1.09%
Expenses before offsets	.70%	.72%	.72%
Net expenses	.70%	.72%	.72%
Portfolio turnover	145%	100%	75%
Net assets, ending (in thousands)	$29,601	$1,820	$1,518

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009	2008
Net asset value, beginning		$25.27	$31.64
Income from investment operations:
Net investment income		.52	.70
Net realized and unrealized gain (loss)		(1.04)	(4.75)
Total from investment operations		(.52)	(4.05)
Distributions from:
Net investment income		(.50)	(.69)
Net realized gain		***	(1.63)
Total distributions		(.50)	(2.32)
Total increase (decrease) in net asset value		(1.02)	(6.37)
Net asset value, ending		$24.25	$25.27

Total return*		(1.76%)	(13.69%)
Ratios to average net assets:A
Net investment income		2.42%	2.52%
Total expenses		.89%	.80%
Expenses before offsets		.73%	.72%
Net expenses		.72%	.72%
Portfolio turnover		57%	77%
Net assets, ending (in thousands)		$5,875	$5,905

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 119

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011	2010 ^^
Net asset value, beginning	$15.85	$16.00 ^	$15.12 ^
Income from investment operations:
Net investment income	.40	.42	.41
Net realized and unrealized gain (loss)	.91	.02 ^	.95 ^
Total from investment operations	1.31	.44	1.36
Distributions from:
Net investment income	(.41)	(.43)	(.38)
Net realized gain	(.17)	(.16)	(.10)
Total distributions	(.58)	(.59)	(.48)
Total increase (decrease) in net asset value	.73	(.15)	.88
Net asset value, ending	$16.58	$15.85	$16.00 ^

Total return*	8.47%	2.83%^	9.19%^
Ratios to average net assets:A
Net investment income	2.52%	2.63%	2.63%
Total expenses	1.16%	1.13%	1.14%
Expenses before offsets	1.16%	1.13%	1.14%
Net expenses	1.16%	1.13%	1.14%
Portfolio turnover	228%	203%	78%
Net assets, ending (in thousands)	$473,995	$516,884	$592,736 ^

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 ^^	2008 ^^
Net asset value, beginning		$15.06 ^	$15.92
Income from investment operations:
Net investment income		.53	.69
Net realized and unrealized gain (loss)		.30 ^	(.62 )^
Total from investment operations		.83	.07
Distributions from:
Net investment income		(.51)	(.68)
Net realized gain		(.26)	(.25)
Total distributions		(.77)	(.93)
Total increase (decrease) in net asset value		.06	(.86)
Net asset value, ending		$15.12 ^	$15.06 ^

Total return*		5.97%^	.33%^
Ratios to average net assets:A
Net investment income		3.71%	4.40%
Total expenses		1.15%	1.10%
Expenses before offsets		1.15%	1.10%
Net expenses		1.14%	1.10%
Portfolio turnover		77%	147%
Net assets, ending (in thousands)		$597,246 ^	$607,266 ^

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 120

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS B SHARES	2012	2011	2010 ^^
Net asset value, beginning	$15.74	$15.89 ^	$15.03 ^
Income from investment operations:
Net investment income	.24	.26	.25
Net realized and unrealized gain (loss)	.89	.02 ^	.93 ^
Total from investment operations	1.13	.28	1.18
Distributions from:
Net investment income	(.25)	(.27)	(.22)
Net realized gain	(.17)	(.16)	(.10)
Total distributions	(.42)	(.43)	(.32)
Total increase (decrease) in net asset value	.71	(.15)	.86
Net asset value, ending	$16.45	$15.74	$15.89 ^

Total return*	7.32%	1.78%^	7.98%^
Ratios to average net assets:A
Net investment income	1.50%	1.57%	1.60%
Total expenses	2.31%	2.21%	2.18%
Expenses before offsets	2.19%	2.19%	2.18%
Net expenses	2.19%	2.19%	2.18%
Portfolio turnover	228%	203%	78%
Net assets, ending (in thousands)	$4,265	$5,635	$8,845 ^

		YEARS ENDED
		September 30,	September 30,
CLASS B SHARES		2009 ^^	2008 ^^
Net asset value, beginning		$14.97 ^	$15.84
Income from investment operations:
Net investment income		.40	.54
Net realized and unrealized gain (loss)		.29 ^	(.63 )^
Total from investment operations		.69	(.09)
Distributions from:
Net investment income		(.37)	(.53)
Net realized gain		(.26)	(.25)
Total distributions		(.63)	(.78)
Total increase (decrease) in net asset value		.06	(.87)
Net asset value, ending		$15.03 ^	$14.97 ^

Total return*		5.00%^	(.68%)^
Ratios to average net assets:A
Net investment income		2.81%	3.43%
Total expenses		2.13%	2.07%
Expenses before offsets		2.13%	2.07%
Net expenses		2.11%	2.06%
Portfolio turnover		77%	147%
Net assets, ending (in thousands)		$11,803 ^	$17,196 ^

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 121

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012	2011	2010 ^^
Net asset value, beginning	$15.76	$15.90 ^	$15.04 ^
Income from investment operations:
Net investment income	.27	.29	.29
Net realized and unrealized gain (loss)	.90	.03 ^	.93 ^
Total from investment operations	1.17	.32	1.22
Distributions from:
Net investment income	(.28)	(.30)	(.26)
Net realized gain	(.17)	(.16)	(.10)
Total distributions	(.45)	(.46)	(.36)
Total increase (decrease) in net asset value	.72	(.14)	.86
Net asset value, ending	$16.48	$15.76	$15.90 ^

Total return*	7.58%	2.08%^	8.24%^
Ratios to average net assets:A
Net investment income	1.73%	1.83%	1.85%
Total expenses	1.96%	1.93%	1.91%
Expenses before offsets	1.96%	1.93%	1.91%
Net expenses	1.96%	1.93%	1.91%
Portfolio turnover	228%	203%	78%
Net assets, ending (in thousands)	$45,974	$47,123	$54,230 ^

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009 ^^	2008 ^^
Net asset value, beginning		$14.97 ^	$15.83
Income from investment operations:
Net investment income		.42	.56
Net realized and unrealized gain (loss)		.31 ^	(.62 )^
Total from investment operations		.73	(.06)
Distributions from:
Net investment income		(.40)	(.55)
Net realized gain		(.26)	(.25)
Total distributions		(.66)	(.80)
Total increase (decrease) in net asset value		.07	(.86)
Net asset value, ending		$15.04 ^	$14.97 ^

Total return*		5.23%^	.49%^
Ratios to average net assets:A
Net investment income		2.93%	3.60%
Total expenses		1.94%	1.90%
Expenses before offsets		1.94%	1.90%
Net expenses		1.92%	1.89%
Portfolio turnover		77%	147%
Net assets, ending (in thousands)		$56,223 ^	$52,555 ^

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 122

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012	2011	2010 ^^
Net asset value, beginning	$15.85	$16.01 ^	$15.13 ^
Income from investment operations:
Net investment income	.50	.51	.50
Net realized and unrealized gain (loss)	.92	.01 ^	.96 ^
Total from investment operations	1.42	.52	1.46
Distributions from:
Net investment income	(.51)	(.52)	(.48)
Net realized gain	(.17)	(.16)	(.10)
Total distributions	(.68)	(.68)	(.58)
Total increase (decrease) in net asset value	.74	(.16)	.88
Net asset value, ending	$16.59	$15.85	$16.01 ^

Total return*	9.21%	3.39%^	9.84%^
Ratios to average net assets:A
Net investment income	3.12%	3.25%	3.24%
Total expenses	.56%	.52%	.52%
Expenses before offsets	.56%	.52%	.52%
Net expenses	.56%	.52%	.52%
Portfolio turnover	228%	203%	78%
Net assets, ending (in thousands)	$202,799	$224,792	$213,395 ^

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 ^^	2008 ^^
Net asset value, beginning		$15.07 ^	$15.94
Income from investment operations:
Net investment income		.63	.78
Net realized and unrealized gain (loss)		.30 ^	(.63 )^
Total from investment operations		.93	.15
Distributions from:
Net investment income		(.61)	(.77)
Net realized gain		(.26)	(.25)
Total distributions		(.87)	(1.02)
Total increase (decrease) in net asset value		.06	(.87)
Net asset value, ending		$15.13 ^	$15.07 ^

Total return*		6.67%^	.85%^
Ratios to average net assets:A
Net investment income		4.35%	4.98%
Total expenses		.54%	.52%
Expenses before offsets		.54%	.52%
Net expenses		.52%	.51%
Portfolio turnover		77%	147%
Net assets, ending (in thousands)		$186,327 ^	$206,851 ^

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 123

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,
CLASS Y SHARES	2012	2011
Net asset value, beginning	$15.93	$16.06	^
Income from investment operations:
Net investment income	.45	.46
Net realized and unrealized gain (loss)	.92	.03	^
Total from investment operations	1.37	.49
Distributions from:
Net investment income	(.46)	(.46)
Net realized gain	(.17)	(.16)
Total distributions	(.63)	(.62)
Total increase (decrease) in net asset value	.74	(.13)
Net asset value, ending	$16.67	$15.93

Total return*	8.79%	3.17	%^
Ratios to average net assets:A
Net investment income	2.81%	2.91%
Total expenses	.87%	.83%
Expenses before offsets	.87%	.83%
Net expenses	.87%	.83%
Portfolio turnover	228%	203%
Net assets, ending (in thousands)	$35,396	$26,987

	PERIODS ENDED
	September 30,	September 30,
CLASS Y SHARES	2010 ^^	2009	#^^
Net asset value, beginning	$15.16 ^	$14.33	^
Income from investment operations:
Net investment income	.41	.48
Net realized and unrealized gain (loss)	.98 ^	1.08	^
Total from investment operations	1.39	1.56
Distributions from:
Net investment income	(.39)	(.47)
Net realized gain	(.10)	(.26)
Total distributions	(.49)	(.73)
Total increase (decrease) in net asset value	.90	.83
Net asset value, ending	$16.06 ^	$15.16	^

Total return*	9.34%^	11.31	%^
Ratios to average net assets:A
Net investment income	2.71%	3.36	% (a)
Total expenses	1.00%	5.39	% (a)
Expenses before offsets	.92%	.93	% (a)
Net expenses	.92%	.92	% (a)
Portfolio turnover	78%	69%
Net assets, ending (in thousands)	$14,321 ^	$624	^

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 124

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$32.91	$32.56	$29.25
Income from investment operations:
Net investment income (loss)	(.05)	(.09)	(.04)
Net realized and unrealized gain (loss)	7.32	.44	3.39
Total from investment operations	7.27	.35	3.35
Distributions from:
Net investment income	—	—	(.04)
Net realized gain	(1.70)	—	—
Total distributions	(1.70)	—	(.04)
Total increase (decrease) in net asset value	5.57	.35	3.31
Net asset value, ending	$38.48	$32.91	$32.56

Total return*	22.75%	1.07%	11.44%
Ratios to average net assets:A
Net investment income (loss)	(.15%)	(.25%)	(.13%)
Total expenses	1.21%	1.20%	1.22%
Expenses before offsets	1.21%	1.20%	1.22%
Net expenses	1.21%	1.20%	1.22%
Portfolio turnover	36%	41%	39%
Net assets, ending (in thousands)	$1,500,089	$1,297,315	$980,605

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008
Net asset value, beginning		$32.92	$41.06
Income from investment operations:
Net investment income (loss)		.06	(.02)
Net realized and unrealized gain (loss)		(1.81)	(5.69)
Total from investment operations		(1.75)	(5.71)
Distributions from:
Net realized gain		(1.92)	(2.43)
Total distributions		(1.92)	(2.43)
Total increase (decrease) in net asset value		(3.67)	(8.14)
Net asset value, ending		$29.25	$32.92
Total return*		(3.46%)	(14.85%)
Ratios to average net assets:A
Net investment income (loss)		.23%	(.05%)
Total expenses		1.28%	1.21%
Expenses before offsets		1.28%	1.21%
Net expenses		1.28%	1.20%
Portfolio turnover		38%	51%
Net assets, ending (in thousands)		$837,205	$834,312

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 125

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS B SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$28.40	$28.34	$25.67
Income from investment operations:
Net investment income (loss)	(.31)	(.36)	(.28)
Net realized and unrealized gain (loss)	6.26	.42	2.95
Total from investment operations	5.95	.06	2.67
Distributions from:
Net realized gain	(1.70)	—	—
Total distributions	(1.70)	—	—
Total increase (decrease) in net asset value	4.25	.06	2.67
Net asset value, ending	$32.65	$28.40	$28.34

Total return*	21.66%	.21%	10.40%
Ratios to average net assets:A
Net investment income (loss)	(1.02%)	(1.14%)	(1.03%)
Total expenses	2.09%	2.08%	2.13%
Expenses before offsets	2.08%	2.08%	2.13%
Net expenses	2.08%	2.08%	2.13%
Portfolio turnover	36%	41%	39%
Net assets, ending (in thousands)	$28,391	$35,852	$35,761

		YEARS ENDED
		September 30,	September 30,
CLASS B SHARES		2009 (z)	2008
Net asset value, beginning		$29.46	$37.29
Income from investment operations:
Net investment income (loss)		(.15)	(.33)
Net realized and unrealized gain (loss)		(1.72)	(5.07)
Total from investment operations		(1.87)	(5.40)
Distributions from:
Net realized gain		(1.92)	(2.43)
Total distributions		(1.92)	(2.43)
Total increase (decrease) in net asset value		(3.79)	(7.83)
Net asset value, ending		$25.67	$29.46

Total return*		(4.34%)	(15.56%)
Ratios to average net assets:A
Net investment income (loss)		(.69%)	(.89%)
Total expenses		2.22%	2.05%
Expenses before offsets		2.22%	2.05%
Net expenses		2.22%	2.05%
Portfolio turnover		38%	51%
Net assets, ending (in thousands)		$45,648	$59,438

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 126

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$26.24	$26.15	$23.65
Income from investment operations:
Net investment income (loss)	(.25)	(.29)	(.23)
Net realized and unrealized gain (loss)	5.77	.38	2.73
Total from investment operations	5.52	.09	2.50
Distributions from:
Net realized gain	(1.70)	—	—
Total distributions	(1.70)	—	—
Total increase (decrease) in net asset value	3.82	.09	2.50
Net asset value, ending	$30.06	$26.24	$26.15

Total return*	21.82%	.34%	10.57%
Ratios to average net assets:A
Net investment income (loss)	(.87%)	(1.01%)	(.92%)
Total expenses	1.94%	1.95%	2.01%
Expenses before offsets	1.93%	1.95%	2.01%
Net expenses	1.93%	1.95%	2.01%
Portfolio turnover	36%	41%	39%
Net assets, ending (in thousands)	$150,000	$132,658	$97,961

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009 (z)	2008
Net asset value, beginning		$27.32	$34.73
Income from investment operations:
Net investment income (loss)		(.11)	(.25)
Net realized and unrealized gain (loss)		(1.64)	(4.73)
Total from investment operations		(1.75)	(4.98)
Distributions from:
Net realized gain		(1.92)	(2.43)
Total distributions		(1.92)	(2.43)
Total increase (decrease) in net asset value		(3.67)	(7.41)
Net asset value, ending		$23.65	$27.32

Total return*		(4.23%)	(15.49%)
Ratios to average net assets:A
Net investment income (loss)		(.57%)	(.81%)
Total expenses		2.09%	1.97%
Expenses before offsets		2.09%	1.97%
Net expenses		2.08%	1.96%
Portfolio turnover		38%	51%
Net assets, ending (in thousands)		$87,512	$97,327

See notes to financial highlights.

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EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$35.22	$34.66	$31.04
Income from investment operations:
Net investment income	.16	.10	.14
Net realized and unrealized gain (loss)	7.87	.46	3.59
Total from investment operations	8.03	.56	3.73
Distributions from:
Net investment income	—	—	(.11)
Net realized gain	(1.70)	—	—
Total distributions	(1.70)	—	(.11)
Total increase (decrease) in net asset value	6.33	.56	3.62
Net asset value, ending	$41.55	$35.22	$34.66

Total return*	23.44%	1.62%	12.04%
Ratios to average net assets:A
Net investment income	.40%	.28%	.42%
Total expenses	.67%	.67%	.68%
Expenses before offsets	.66%	.67%	.68%
Net expenses	.66%	.67%	.68%
Portfolio turnover	36%	41%	39%
Net assets, ending (in thousands)	$667,246	$535,829	$198,553

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 (z)	2008
Net asset value, beginning		$34.58	$42.79
Income from investment operations:
Net investment income		.21	.20
Net realized and unrealized gain (loss)		(1.83)	(5.98)
Total from investment operations		(1.62)	(5.78)
Distributions from:
Net realized gain		(1.92)	(2.43)
Total distributions		(1.92)	(2.43)
Total increase (decrease) in net asset value		(3.54)	(8.21)
Net asset value, ending		$31.04	$34.58

Total return*		(2.88%)	(14.39%)
Ratios to average net assets:A
Net investment income		.79%	.49%
Total expenses		.70%	.67%
Expenses before offsets		.70%	.67%
Net expenses		.70%	.67%
Portfolio turnover		38%	51%
Net assets, ending (in thousands)		$156,430	$118,423

See notes to financial highlights.

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EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,
CLASS Y SHARES	2012 (z)	2011	(z)
Net asset value, beginning	$33.25	$32.78
Income from investment operations:
Net investment income	.09	.04
Net realized and unrealized gain	7.42	.43
Total from investment operations	7.51	.47
Distributions from:
Net investment income	—	—
Net realized gain	(1.70)	—
Total distributions	(1.70)	—
Total increase (decrease) in net asset value	5.81	.47
Net asset value, ending	$39.06	$33.25

Total return*	23.26%	1.43%
Ratios to average net assets:A
Net investment income	.25%	.10%
Total expenses	.82%	.84%
Expenses before offsets	.81%	.84%
Net expenses	.81%	.84%
Portfolio turnover	36%	41%
Net assets, ending (in thousands)	$106,723	$66,377

	PERIODS ENDED
	September 30,	September 30,
CLASS Y SHARES	2010 (z)	2009	# (z)
Net asset value, beginning	$29.35	$27.35
Income from investment operations:
Net investment income	.02	.08
Net realized and unrealized gain	3.42	3.84
Total from investment operations	3.44	3.92
Distributions from:
Net investment income	(.01)	—
Net realized gain	—	(1.92)
Total distributions	(.01)	(1.92)
Total increase (decrease) in net asset value	3.43	2.00
Net asset value, ending	$32.78	$29.35

Total return*	11.73%	16.59%
Ratios to average net assets:A
Net investment income	.08%	.34	% (a)
Total expenses	1.14%	11.72	% (a)
Expenses before offsets	.96%	.96	% (a)
Net expenses	.96%	.96	% (a)
Portfolio turnover	39%	35%
Net assets, ending (in thousands)	$11,811	$483

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$15.16	$15.02	$13.62
Income from investment operations:
Net investment income	.15	.11	.07
Net realized and unrealized gain (loss)	3.31	.11	1.44
Total from investment operations	3.46	.22	1.51
Distributions from:
Net investment income	(.13)	(.08)	(.11)
Total distributions	(.13)	(.08)	(.11)
Total increase (decrease) in net asset value	3.33	.14	1.40
Net asset value, ending	$18.49	$15.16	$15.02

Total return*	22.91%	1.43%	11.10%
Ratios to average net assets:A
Net investment income	.83%	.68%	.47%
Total expenses	1.40%	1.44%	1.48%
Expenses before offsets	1.30%	1.34%	1.38%
Net expenses	1.30%	1.34%	1.38%
Portfolio turnover	48%	111%	109%
Net assets, ending (in thousands)	$41,334	$32,184	$34,563

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$14.93	$20.49
Income from investment operations:
Net investment income		.12	.15
Net realized and unrealized gain (loss)		(1.25)	(4.52)
Total from investment operations		(1.13)	(4.37)
Distributions from:
Net investment income		(.18)	(.11)
Net realized gain		—	(1.08)
Total distributions		(.18)	(1.19)
Total increase (decrease) in net asset value		(1.31)	(5.56)
Net asset value, ending		$13.62	$14.93

Total return*		(7.22%)	(22.57%)
Ratios to average net assets:A
Net investment income		1.10%	.84%
Total expenses		1.54%	1.36%
Expenses before offsets		1.44%	1.26%
Net expenses		1.43%	1.24%
Portfolio turnover		111%	46%
Net assets, ending (in thousands)		$33,040	$45,345

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS B SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$13.57	$13.57	$12.36
Income from investment operations:
Net investment income (loss)	(.08)	(.10)	(.11)
Net realized and unrealized gain (loss)	2.97	.10	1.32
Total from investment operations	2.89	—	1.21
Total increase (decrease) in net asset value	2.89	—	1.21
Net asset value, ending	$16.46	$13.57	$13.57

Total return*	21.30%	.00%	9.79%
Ratios to average net assets:A
Net investment income (loss)	(.49%)	(.65%)	(.82%)
Total expenses	2.95%	2.80%	2.78%
Expenses before offsets	2.67%	2.67%	2.67%
Net expenses	2.67%	2.67%	2.67%
Portfolio turnover	48%	111%	109%
Net assets, ending (in thousands)	$1,383	$1,704	$2,329

		YEARS ENDED
		September 30,	September 30,
CLASS B SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$13.51	$18.72
Income from investment operations:
Net investment income (loss)		(.03)	(.04)
Net realized and unrealized gain (loss)		(1.12)	(4.09)
Total from investment operations		(1.15)	(4.13)
Distributions from:
Net realized gain		—	(1.08)
Total distributions		—	(1.08)
Total increase (decrease) in net asset value		(1.15)	(5.21)
Net asset value, ending		$12.36	$13.51

Total return*		(8.51%)	(23.36%)
Ratios to average net assets:A
Net investment income (loss)		(.26%)	(.23%)
Total expenses		2.97%	2.41%
Expenses before offsets		2.83%	2.31%
Net expenses		2.83%	2.30%
Portfolio turnover		111%	46%
Net assets, ending (in thousands)		$2,768	$4,003

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$13.82	$13.75	$12.48
Income from investment operations:
Net investment income (loss)	—	(.03)	(.06)
Net realized and unrealized gain (loss)	3.02	.10	1.33
Total from investment operations	3.02	.07	1.27
Total increase (decrease) in net asset value	3.02	.07	1.27
Net asset value, ending	$16.84	$13.82	$13.75

Total return*	21.85%	.51%	10.18%
Ratios to average net assets:A
Net investment income (loss)	(.03%)	(.22%)	(.46%)
Total expenses	2.26%	2.33%	2.42%
Expenses before offsets	2.16%	2.23%	2.32%
Net expenses	2.16%	2.23%	2.32%
Portfolio turnover	48%	111%	109%
Net assets, ending (in thousands)	$7,199	$5,962	$6,297

		YEARS ENDED
		September 30,	September30,
CLASS C SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$13.61	$18.82
Income from investment operations:
Net investment income		.01	—
Net realized and unrealized gain (loss)		(1.12)	(4.13)
Total from investment operations		(1.11)	(4.13)
Distributions from:
Net investment income		(.02)	—
Net realized gain		—	(1.08)
Total distributions		(.02)	(1.08)
Total increase (decrease) in net asset value		(1.13)	(5.21)
Net asset value, ending		$12.48	$13.61

Total return*		(8.09%)	(23.23%)
Ratios to average net assets:A
Net investment income (loss)		.12%	(.03%)
Total expenses		2.52%	2.22%
Expenses before offsets		2.41%	2.12%
Net expenses		2.41%	2.10%
Portfolio turnover		111%	46%
Net assets, ending (in thousands)		$5,767	$6,631

See notes to financial highlights.

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ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS I SHARES	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$15.45	$15.29	$13.83
Income from investment operations:
Net investment income	.24	.21	.15
Net realized and unrealized gain (loss)	3.37	.11	1.47
Total from investment operations	3.61	.32	1.62
Distributions from:
Net investment income	(.22)	(.16)	(.16)
Total distributions	(.22)	(.16)	(.16)
Total increase (decrease) in net asset value	3.39	.16	1.46
Net asset value, ending	$18.84	$15.45	$15.29

Total return*	23.57%	2.02%	11.77%
Ratios to average net assets:A
Net investment income	1.37%	1.22%	1.04%
Total expenses	.87%	.89%	.91%
Expenses before offsets	.77%	.79%	.81%
Net expenses	.77%	.79%	.81%
Portfolio turnover	48%	111%	109%
Net assets, ending (in thousands)	$43,940	$31,035	$30,524

		YEARS ENDED
		September 30,	September 30,
CLASS I SHARES		2009 (z)	2008 (z)
Net asset value, beginning		$15.13	$20.67
Income from investment operations:
Net investment income		.20	.24
Net realized and unrealized gain (loss)		(1.27)	(4.56)
Total from investment operations		(1.07)	(4.32)
Distributions from:
Net investment income		(.23)	(.14)
Net realized gain		—	(1.08)
Total distributions		(.23)	(1.22)
Total increase (decrease) in net asset value		(1.30)	(5.54)
Net asset value, ending		$13.83	$15.13

Total return*		(6.64%)	(22.13%)
Ratios to average net assets:A
Net investment income		1.70%	1.36%
Total expenses		.95%	.85%
Expenses before offsets		.81%	.75%
Net expenses		.81%	.74%
Portfolio turnover		111%	46%
Net assets, ending (in thousands)		$25,174	$23,364

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

*** Distribution was less than .01 per share.

**** Amount was less than .001 per share.

***** Distribution was less than .001 per share.

****** Amount was less than .01 per share.

# From October 31, 2008 inception.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

^ Amount was revised for changes to the value of certain security holdings as further described in Note G.

^^ The Financial Highlights for years ended 2008 through 2010 have been restated to reflect an adjustment for an immaterial pricing adjustment.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEE AND OFFICER INFORMATION TABLE

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*The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

Stock markets ended the 2012 annual reporting period sharply higher as the Standard & Poor’s (S&P) 500 Index returned 30.20% versus 1.14% for the 12 months through September 30, 2011. While the two periods shared many commonalities--such as a softening of economic indicators, mounting concerns about sovereign debt in the eurozone, and relatively strong corporate profits--there were some key differences.

Financial markets around the world breathed a sigh of relief after the European Central Bank committed to saving the euro this summer and offered to support the debt markets for any euro member government seeking a new financial bailout. And while the disasters in Japan and strife in the Middle East and North Africa weighed heavily on investor confidence last year, uncertainty closer to home rattled investors this year, primarily as a result of the presidential election and looming “fiscal cliff” in January 2013 that could raise taxes for many Americans. The good news is both situations should see some resolution by the end of 2012.

The U.S. economy’s relative strength was also more evident in this annual reporting period. The divergence with foreign stock market returns widened as the S&P 500 Index more than doubled the 14.33% return of the MSCI EAFE Index for the 12-month period ending September 30, 2012. In the 12 months ending September 30, 2011, the S&P 500 barely eked out a positive return compared with -8.94% for the MSCI EAFE for the same period.

A Truly Uneven Recovery

Within the United States, the economic recovery was also uneven, with some consumers and businesses feeling left behind in the midst of an “improving” economy. For example, growth in northeastern metropolitan areas lagged, while metro areas out west, particularly those in natural gas or high-tech centers, rebounded strongly.1 Also, the housing market finally turned the corner, as national home prices rose 3.6% year-over-year for the past 12 months. However, they surged 9.4% in the western U.S. while notching up only 0.9% in the northeast.2 In employment, more than 70% of jobs lost in service industries during the recession have returned, but only 15% of jobs lost in manufacturing, construction, and other goods-producing industries have come back. The differences are stark even within industries, where retail general merchandisers such as Costco recouped 92% while department stores regained just 41% of lost jobs.3 Overall, we remain cautiously optimistic about the economic recovery ahead. As both citizens and investors, we hope that government legislators return to the negotiating table after the election and give us all the gift of more certainty before the holidays.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 4

Making Strides in Board Diversity

Calvert continued its advocacy efforts in many areas, including board diversity. The United Nations Gender Equality for Sustainable Business Event in March marked the two-year anniversary of the U.N.’s Women’s Empowerment Principles (WEP), which were adapted from the Calvert’s Women Principles®, and emphasized the business case for promoting gender equality and women’s empowerment in the workplace. Calvert also joined the newly formed WEP Leadership Group to expand implementation of the Principles.

On March 21, we testified before the Senate Democratic Steering and Outreach Committee about the importance of gender equity in economic empowerment and job creation, highlighting research showing the inclusion of women in corporate management correlates with higher shareholder value and better operating results.

Creating “The Future We Want” in Rio

Finally, I had the pleasure of representing Calvert by speaking at several events at the Rio + 20 Summit about board oversight of sustainability, social enterprise and impact investing, the role of business in promoting gender equality, the business case for the green economy, and establishing value for natural capital.

The first Earth Summit in Rio de Janeiro 20 years ago created climate and biodiversity conventions and set the stage for frameworks to address global environmental degradation, climate change, and poverty. However, global economic uncertainty weighed heavily on the Rio + 20 Summit. While negotiations continued to advance toward 2015, we’re disappointed by the lack of concrete commitments needed for substantial progress on critical sustainability issues.

However, side events sponsored by private-sector and non-governmental organizations sparked many innovative initiatives and positive outcomes. A number of major companies made significant commitments on water, energy, renewable materials, and deforestation. Corporate and investor disclosure of environmental, social, and governance (ESG) impacts took a real step forward as well. In fact, NASDAQ will now encourage companies on its exchange to report on ESG issues, or explain why they do not.

While these efforts can’t substitute for binding governmental commitments, we are happy to see so many companies and investors stepping up to the plate and believe the private sector will remain a key driver of progress on sustainability issues over the next few years.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of stocks, bonds, and cash appropriate for your goals and risk tolerance is one of the best ways to mitigate the effects of an uneven economic recovery. We also recommend discussing any changes in your financial situation with your investment advisor.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 5

A financial services consulting firm recently named Calvert as one of the Top Social Media Leaders in 2012 for using Facebook to share valuable content with investors and advisors.4 Join the dialogue at www.facebook.com/calvert.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. You can now get the same information on the go with our new iPhone® app, available free at iTunes.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO
Calvert Investments, Inc.
October 2012

1. Brookings Institution, Metro Monitor - September 2012, www.brookings.edu/research/
interactives/metromonitor#overall
2. Clear Capital, “June Home Prices Provide Further Evidence of Budding Recovery. Forecast
Indicates Further Increases Through 2012,” July 2012 Market Report, http://clearcapital.com/
company/MarketReport.cfm?month=July&year=2012
3. Paul Davison and Barbara Hansen, “Service Businesses Lead Uneven Jobs Recovery,” USA
Today, July 15, 2012, www.usatoday.com/money/economy/story/2012-07-15/jobs-recov-
ered/56242656/1
4. kasina ranked Calvert fifth of 53 asset management and insurance companies for using
Facebook to tell a compelling brand story and share valuable content with investors and advi-
sors. The ranking was based on kasina’s three-tier methodology that ranked firms based on content, branding, interactivity, and usability on each social platform. For more information, visit www.kasina.com.

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Landmark Rules on Conflict Minerals

After a complicated and controversial two-year rulemaking process, the Securities and Exchange Commission (SEC) released final rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) Section 1502, which require companies to file and publish reports on their efforts to eliminate the use of “conflict minerals” that have fueled a violent 14-year conflict in the Eastern Democratic Republic of the Congo (DRC).

Calvert played a leading role among investors during the rulemaking process and is pleased with the progress. However, the two- to four-year timeline for compliance and exclusion of mining companies from reporting requirements was disappointing. We will continue to press all companies involved with conflict minerals to step up their efforts to address these issues.

New Standards Will Nearly Double Fuel Efficiency by 2025

Newly finalized corporate average fuel economy (CAFE) standards require cars and light-duty trucks to reach the equivalent of 54.5 mpg by 2025. Experts estimate the new standards will reduce oil consumption by 12 billion barrels while saving consumers $1.7 trillion. The major U.S. automakers supported the new standards and have already begun incorporating them into future vehicles.

The higher standards should boost both the competitiveness of American automakers and U.S. policy efforts to mitigate climate change, since more than 90% of a vehicle’s contribution to climate change through greenhouse gas emissions (GHGs) is related to fuel consumption.1 Calvert has long advocated for higher standards in public testimony to Environmental Protection Agency, meetings with Obama administration officials, dialogues with the auto industry, and the media and will continue to do so.

Helping Companies Combat Climate Change Risks

Economic and insured losses from natural catastrophes set new records last year, driving home the very real physical climate risks for investors. Extreme weather events accounted for 90% of the disasters and eight of the 10 most costly events, causing overall losses of more than $148 billion.

To that end, Calvert co-authored two reports to help companies evaluate their exposure to climate risks and protect shareholder value. Oxfam America and Ceres joined us to create Physical Risks from Climate Change: A guide for companies and investors on disclosure and management of climate impacts.

We also developed Value Chain Climate Resilience: A guide to managing climate impacts in companies and communities, a first-of-its-kind guide to help businesses assess and prepare for the risks and opportunities posed by climate change, with other leading companies from the Partnership for Resilience and Environmental Preparedness (PREP).

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Exercising Our Say on Pay

Calvert fought for the new “say on pay” rule, which requires publicly traded U.S. companies to allow shareholders to vote on the compensation awarded to senior management the previous year. We built on that success this year by creating a strict set of voting guidelines on executive compensation for the proxy season. We also shared our reasons for voting against the proposals to management at key companies.

Overall, Calvert votes against compensation packages that do not align management and shareholder interests and do not incentivize the company’s long-term performance. In May, this meant voting against company compensation packages 34% of the time. This includes Gilead Sciences, Safeway, and Plains Exploration and Production, all of which rewarded CEOs with high pay in 2011 despite lackluster shareholder returns.

Even before the May announcement of a massive trading loss, we rejected the $23 million pay package for JPMorgan Chase Chairman and CEO Jamie Dimon due to its discretionary nature and inherent lack of accountability to long-term financial goals. The weaknesses in risk oversight evident by the company’s failed hedging strategy only reinforced our decision.

Other Shareholder Advocacy Efforts

This spring, Calvert filed 24 shareholder resolutions to keep the sustainability issues with a real impact on profits, people, and the planet front and center. Six were voted upon by shareholders, including resolutions on: -- Board diversity at Urban Outfitters, which received 39% support (up from 22% last year). Despite owning popular women’s retail brands Anthropologie and Free People, the company does not have any women or minorities on its board of directors.

-- Disclosure of water scarcity and pollution risks at Fossil, which received 31% support. As an apparel company, Fossil relies on water- and energy-intensive processes for producing cotton, leather, and other products. These processes can also pollute water supplies, especially in developing countries.

-- Sustainability reports at Gentex, which received 32% support. This supplier for the automotive, aerospace, and commercial fire protection industries currently provides no information on its efforts to manage resource efficiency and environmental impacts—despite increasing demands from its key clients for sustainability data.

Promoting Privacy on the Internet

In 2006, Calvert joined other investors, human rights advocacy organizations, academic experts and companies to develop the multi-stakeholder Global Network Initiative (GNI) to help information and communication technology (ICT) companies address freedom of expression and privacy issues. In early 2012, GNI’s path to becoming a fully global standard leapt forward as the first three GNI companies—Yahoo, Google, and Microsoft— completed the second phase of the assessment process.

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In addition, Facebook became a GNI observer in May, opening the door to its participation in GNI policy and advocacy discussions for one year as it evaluates the potential commitment of implementing the GNI principles. We welcome the opportunity to work with Facebook, particularly in protecting against privacy violations that can endanger members using it as an instrument of freedom of expression and political dissent across the world.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2 One such investment through the Foundation is FMM Popayan, which offers financial services to more than 400,000 clients in some of the poorest areas of Columbia. Women comprise 66% of their client base.

We also supported the Triodos Sustainable Trade Fund, which seeks to improve the economic position of farmers in emerging markets and stimulate development in the sustainable agriculture sector. It does this by providing pre-export value chain financing to farmer cooperatives—with a specific focus on fair trade and organic farming.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues facing our society.

One example of a recent investment is Ivy Capital/All Life Insurance Company of South Africa, which insures people living with HIV.3 The company uses online support systems to help clients comply with their medical requirements in order to live a longer life. This provides enormous security to their families and employers and seems to be a rather unique business model in fighting the scourge of AIDS.

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1. ACEEE, Automobiles and the Environment, www.greenercars.org/guide_environment.
htm

2. As of September 30, 2012, Calvert Social Investment Foundation (“Calvert
Foundation” or “Foundation”) Community Investment Notes represented the follow-
ing percentages of Fund net assets: Calvert Capital Accumulation Fund 0.51%, Calvert
International Equity Fund 1.29%, and Calvert Small Cap Fund 0.48%. The Calvert
Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community
Investment Note Program is not a mutual fund and should not be confused with any
Calvert Investments-sponsored investment product.

3. As of September 30, 2012, Ivy Capital All Life Insurance represented 0.02% of
Calvert Equity Portfolio. Holdings are subject to change.

As of September 30, 2012, the following companies represented 0% of net assets in the
Fund: Gilead Sciences, Safeway, Plains Exploration and Production, JPMorgan Chase,
Urban Outfitters, Fossil, Gentex, Yahoo, Google, Microsoft and Facebook. Holdings are
subject to change.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 10

Investment Performance

For the 12-month period ended September 30, 2012, Calvert Conservative Allocation Fund’s Class A shares (at NAV) returned 13.96%, outperforming its benchmark, the Barclays U.S. Credit Index, which returned 10.09% for the period. Calvert Moderate Allocation Fund’s Class A shares (at NAV) returned 17.89%, while Calvert Aggressive Allocation Fund’s Class A shares (at NAV) returned 20.88%, both underperforming their common benchmark, the Russell 3000 Index, which returned 30.20%.

In the Portfolio Strategy discussion below, we provide analyses of the performance relative to secondary benchmarks that are more representative of the stock and bond allocations of these Funds. All three Funds invest in both stocks and bonds through investments in a variety of Calvert mutual funds.

CALVERT
CONSERVATIVE
ALLOCATION FUND
September 30, 2012

% of Total
ASSET ALLOCATION	Investments
Domestic Equity Mutual Funds	29%
International and Global
Equity Mutual Funds	11%
Fixed Income Mutual Funds	60%
Total	100%

INVESTMENT
PERFORMANCE	6 Months	12 Months
	ended	ended
(total return at NAV*)	9/30/12	9/30/12 #

Class A	3.89%	13.96%

Class C	3.39%	12.73%

Barclays U.S.
Credit Index	6.09%	10.09%

Conservative Allocation
Composite Index**	4.26%	13.84%

Lipper Mixed-Asset
Target Alloc.
Conservative
Funds Avg.	3.19%	12.71%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75%
front-end sales charge or any deferred sales charge.

** Calvert Conservative Allocation Composite Index: 60% Barclays U.S. Credit Index, 22% Russell 3000
Index, 8% MSCI EAFE IMI Index, 10% 3-month Barclays T-Bill Bellwether Index.

# The investment performance/return at NAV has been calculated in accordance with Generally
Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

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CALVERT MODERATE
ALLOCATION FUND
September 30, 2012

% of Total
ASSET ALLOCATION	Investments
Domestic Equity Mutual Funds	52%
International and Global
Equity Mutual Funds	18%
Fixed Income Mutual Funds	30%
Total	100%

INVESTMENT
PERFORMANCE	6 Months	12 Months
	ended	ended
(total return at NAV*)	9/30/12	9/30/12 #

Class A	1.81%	17.89%
Class C	1.41%	16.96%

Russell 3000 Index	2.89%	30.20%

Moderate Allocation
Composite Index**	3.11%	19.78%

Lipper Mixed-Asset
Target Alloc. Growth
Funds Avg.	1.99%	19.33%

CALVERT AGGRESSIVE
ALLOCATION FUND
September 30, 2012

% of Total
ASSET ALLOCATION	Investments
Domestic Equity Mutual Funds	70%
International Mutual Funds	25%
Fixed Income Mutual Funds	5%
Total	100%

INVESTMENT
PERFORMANCE	6 Months	12 Months
	ended	ended
(total return at NAV*)	9/30/12	9/30/12 #

Class A	0.37%	20.88%
Class C	-0.27%	19.43%

Russell 3000 Index	2.89%	30.20%

Aggressive Allocation
Composite Index***	2.34%	24.02%

Lipper Multi-Cap
Core Funds Avg.	0.71%	25.79%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75%
front-end sales charge or any deferred sales charge.

** Calvert Moderate Allocation Composite Index: 30% Barclays U.S. Credit Index, 47% Russell 3000
Index, 18% MSCI EAFE IMI Index, 5% 3-month Barclays T-Bill Bellwether Index.

*** Calvert Aggressive Allocation Composite Index: 10% Barclays U.S. Credit Index, 64% Russell 3000
Index, 26% MSCI EAFE IMI Index.

# The investment performance/return at NAV has been calculated in accordance with Generally
Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjust-
ments, the investment return may be different than the shareholder received during the reporting period. See Note E - Other in Notes to Financial Statements.

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Investment Climate

Gradually improving U.S. economic data, healthy corporate earnings, and some steps toward mitigating Europe's sovereign debt crisis provided support for equities worldwide during the fiscal year but buffeted fixed-income and other financial markets. Global inflation remained tame. And aggressive, accommodative monetary policy by central banks around the world helped equity markets rally hard off their lows posted last fall, albeit on low volume.

Equity & Fixed Income Performance

Within the Russell 3000 Index, Consumer Discretionary, Telecommunication Services, and Financials were the top-performing sectors, while the Utilities, Consumer Staples, and Energy sectors lagged. Negative headwinds from the eurozone and an economic slowdown in China led to a divergence in international stock performance with the MSCI EAFE and MSCI Emerging Markets Indices returning 14.33% and 17.33%, respectively.

In fixed income, the BofA Merrill Lynch U.S. Corporate Master Effective Yield Index fell by more than one percentage point to 2.86%. The benchmark 10-year Treasury yield declined about one-quarter percentage point to approximately 1.65%. Money market yields remained pinned just above zero percent. And at the end of the reporting period, the three-month Treasury bill yield was little changed at 0.11%.1

Economic Review

The U.S. economy continued on the path of gradual recovery. Strong corporate earnings provided some upside surprises for investors. Top-line numbers driven by the economic recovery were encouraging. Improvement in unemployment was a welcome sign. Unfortunately, the decline in unemployment was primarily due to a drop in the labor force participation rate.

U.S. inflation remained low, bank lending continued to improve, and a weak U.S. dollar, thanks to especially accommodative domestic monetary policy, helped U.S. exports and supported the rebuilding of the domestic manufacturing and industrial base. Vehicle sales and production also looked encouraging.

Manufacturing continued to boost employment and the U.S. economy, but accelerating recession in Europe and a global economic slowdown is de-emphasizing the contribution of exports to U.S. GDP. Therefore, continued recovery of the U.S. consumer will be important for a self-sustaining U.S. economic recovery.

Recently, the service sector, consumer spending patterns, and consumer confidence have shown improvement. The U.S. housing market continued its bottoming-out process too. With mortgage rates at record lows, housing activity picked up throughout the fiscal year--which can provide a powerful multiplier effect on the consumer and U.S. economy.

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The so-called “Bernanke put” supported U.S. equity markets throughout the fiscal year with investors believing the Federal Reserve (Fed) would provide future liquidity injections if the economy faltered. A third round of quantitative easing (QE3) materialized in September with an open-ended commitment to monthly purchases of $40 billion in mortgage-backed securities until the labor market substantially improves. The Fed's “Operation Twist” program to further reduce long-term interest rates was also extended during the year.

These Fed policies effectively drove down yields on the safest investments, prompting investors to take more risk through the purchases of equities and corporate debt--driving equity prices higher and bond yields lower. Purchases of mortgage-backed securities should also drive down U.S. mortgage rates and bolster the housing market.

CALVERT
CONSERVATIVE
ALLOCATION FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year#	8.54%
Five year	2.97%
Since inception (4/29/2005)	4.28%

CLASS C SHARES	(with max. load)
One year#	11.73%
Five year	2.67%
Since inception (4/29/2005)	3.66%

# (see note on page 11)

As global economic challenges keeping inflation in check, policymakers worldwide continued their efforts toward easing monetary policies. However, the economic picture looked increasingly grim in the eurozone, with peripheral economies firmly in a recessionary spiral and core economies under stress.

Investors responded favorably to the European Central Bank's (ECB) open-ended commitment to purchase sovereign debt, which is a promising step in addressing the region's sovereign debt crisis and reducing fear in the financial markets.

Portfolio Strategy

Conservative Allocation Fund

Calvert Conservative Allocation Fund outperformed the Barclays U.S. Credit Index due to the strong performance of stocks relative to bonds, since the Fund allocates approximately 30% to 40% of assets to stocks. It slightly outperformed a blended return from a mix of market indices (Composite Index) that more closely reflects how Calvert manages the Fund, which returned 13.84%.

The Fund benefited from a decision in February to increase its target equity allocation from 30% to 40%, as well as from other modest but well-timed shifts in the stock and bond allocations during the period. The poor relative performance of Calvert Bond Portfolio, which represents 60% to 70% of assets, and U.S. equity holdings such as Calvert Equity Portfolio and Calvert Enhanced Equity Portfolio hurt the Fund’s over-

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.35%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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all relative performance.

Moderate Allocation Fund

Calvert Moderate Allocation Fund underperformed its benchmark, the Russell 3000 Index, due to its exposure to the bond market, which underper-formed relative to stocks' strong performance. It also underperformed a blended return from a mix of market indices (Composite Index) that more closely reflects how Calvert manages the Fund, which returned 19.78%. International stock exposure, largely through Calvert International Equity Fund, also hurt as international stocks underperformed U.S. stocks.

CALVERT MODERATE
ALLOCATION FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year#	12.31%
Five year	-0.03%
Since inception (4/29/2005)	3.18%

CLASS C SHARES	(with max. load)
One year#	15.96%
Five year	0.16%
Since inception (4/29/2005)	3.01%

# (see note on page 12)

The Fund benefited from a decision in February to increase its target equity allocation from 65% to 70%, as well as from other modest but well-timed shifts in the stock and bond allocations during the period. However, the poor relative performance of the two largest U.S. equity holdings, Calvert Equity Portfolio and Calvert Enhanced Equity Portfolio, as well as the poor relative performance of Calvert Bond Portfolio, hurt the Fund’s overall relative performance.

Aggressive Allocation Fund

Calvert Aggressive Allocation Fund underperformed its benchmark, the Russell 3000 Index, due to its exposure to international stocks, which underperformed strong-performing U.S. stocks. A small exposure to the bond market also hurt relative performance since bonds underperformed stocks. The Fund also underperformed a blended return from a mix of market indices (Composite Index) that more closely reflects how Calvert manages the Fund, which returned 24.02%.

Again, the Fund benefited from a decision in February to increase its target equity allocation from 90% to 95%, as well as from other modest but well-timed shifts in the stock and bond allocations during the period. However, the poor relative performance of the two largest U.S. equity holdings, Calvert Equity Portfolio and Calvert Enhanced Equity Portfolio, hurt the Fund’s overall relative performance.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.45%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Outlook

Despite healthy corporate earnings and continued gradual economic recovery in the United States, looming developments in the political landscape could have a negative impact on U.S. GDP growth and are likely to be a source of volatility for the markets in the coming months. However, once we have more visibility into the “fiscal cliff” scenarios, market participants may feel better about investing in risky assets for the long term.

We see continued challenges in the global macro backdrop leaving equity markets vulnerable to negative news. Any negative news from Europe and/or China will likely trigger a risk aversion trade.

October 2012

CALVERT AGGRESSIVE
ALLOCATION FUND
September 30, 2012

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year#	15.16%
Five year	-2.16%
Since inception (6/30/2005)	2.04%

CLASS C SHARES	(with max. load)
One year#	18.43%
Five year	-2.51%
Since inception (6/30/2005)	1.41%

# (see note on page 12)

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.67%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/ Portfolio’s operating expenses.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 to September 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
CONSERVATIVE	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,038.90	$2.24
Hypothetical	$1,000.00	$1,022.80	$2.23
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,033.90	$7.51
Hypothetical	$1,000.00	$1,017.61	$7.45
(5% return per
year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.48% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
MODERATE	4/1/12	9/30/12	4/1/12 - 9/30/12
CLASS A
Actual	$1,000.00	$1,018.10	$3.49
Hypothetical	$1,000.00	$1,021.54	$3.50
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,014.10	$7.19
Hypothetical	$1,000.00	$1,017.86	$7.20
(5% return per
year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.69% and 1.43% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 21

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
AGGRESSIVE	4/1/12	9/30/12	4/1/12 - 9/30/12

CLASS A
Actual	$1,000.00	$1,003.70	$2.15
Hypothetical	$1,000.00	$1,022.85	$2.17
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$997.30	$8.21
Hypothetical	$1,000.00	$1,016.78	$8.29
(5% return per
year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43% and 1.64% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert Social Investment Fund
and Shareholders of the Calvert Allocation Funds:

We have audited the accompanying statements of net assets of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the Funds), each a series of the Calvert Social Investment Fund, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 29, 2012

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 23

CONSERVATIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

MUTUAL FUNDS - 100.0%	SHARES	VALUE
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I	47,207	$946,972
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	271,667	3,662,067
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I (a)	2,485,736	41,238,357
Calvert Enhanced Equity Portfolio, Class I	381,527	7,187,960
Calvert Equity Portfolio, Class I*	131,529	5,465,036
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	79,650	2,722,436
Calvert International Equity Fund, Class I	511,741	7,430,481

Total Mutual Funds (Cost $63,530,323)		68,653,309

TOTAL INVESTMENTS (Cost $63,530,323) - 100.0%		68,653,309
Other assets and liabilities, net - 0.0%		(13,246)
NET ASSETS - 100%		$68,640,063

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,248,805 shares outstanding		$49,384,086
Class C: 932,106 shares outstanding		14,098,781
Undistributed net investment income		6,237
Accumulated net realized gain (loss)		27,973
Net unrealized appreciation (depreciation)		5,122,986

NET ASSETS		$68,640,063

NET ASSET VALUE PER SHARE
Class A (based on net assets of $53,430,719)		$16.45
Class C (based on net assets of $15,209,344)		$16.32

(a) The Fund’s investment in the Calvert Social Investment Fund Bond Portfolio, Class I represents 60%
of the Fund’s total investments. The Calvert Conservative Allocation Fund seeks current income and capital appreciation, consistent with the preservation of capital. For further financial information, available upon request at no charge, on the Calvert Social Investment Fund Bond Portfolio please go to the U.S. Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-368-2745.

* Non-income producing security.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 24

MODERATE ALLOCATION FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

MUTUAL FUNDS - 99.9%	SHARES	VALUE
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I	470,411	$9,436,451
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	604,164	8,144,124
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	2,590,233	42,971,967
Calvert Enhanced Equity Portfolio, Class I	1,113,515	20,978,617
Calvert Equity Portfolio, Class I*	694,748	28,866,759
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	176,280	6,025,241
Calvert International Equity Fund, Class I	1,494,809	21,704,632
Calvert International Opportunities Fund, Class I	340,117	4,207,243

Total Mutual Funds (Cost $126,030,162)		142,335,034

TOTAL INVESTMENTS (Cost $126,030,162) - 99.9%		142,335,034
Other assets and liabilities, net - 0.1%		83,733
NET ASSETS - 100%		$142,418,767

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 6,959,047 shares outstanding		$112,308,832
Class C: 1,505,029 shares outstanding		23,908,208
Undistributed net investment income		16,320
Accumulated net realized gain (loss)		(10,119,465)
Net unrealized appreciation (depreciation)		16,304,872

NET ASSETS		$142,418,767

NET ASSET VALUE PER SHARE
Class A (based on net assets of $117,549,870)		$16.89
Class C (based on net assets of $24,868,897)		$16.52

* Non-income producing security.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 25

AGGRESSIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2012

MUTUAL FUNDS - 100.1%	SHARES	VALUE
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I	443,828	$8,903,189
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	300,004	4,044,058
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	221,086	3,667,817
Calvert Enhanced Equity Portfolio, Class I	681,669	12,842,647
Calvert Equity Portfolio, Class I*	438,311	18,211,834
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	115,368	3,943,268
Calvert International Equity Fund, Class I	984,026	14,288,059
Calvert International Opportunities Fund, Class I	246,967	3,054,987

Total Mutual Funds (Cost $63,101,072)		68,955,859

TOTAL INVESTMENTS (Cost $63,101,072) - 100.1%		68,955,859
Other assets and liabilities, net - (0.1%)		(79,346)
NET ASSETS - 100%		$68,876,513

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,746,454 shares outstanding		$61,066,823
Class C: 562,891 shares outstanding		8,620,314
Undistributed net investment income (loss)		(80,342)
Accumulated net realized gain (loss)		(6,585,069)
Net unrealized appreciation (depreciation)		5,854,787

NET ASSETS		$68,876,513

NET ASSET VALUE PER SHARE
Class A (based on net assets of $60,495,166)		$16.15
Class C (based on net assets of $8,381,347)		$14.89

*Non-income producing security.
See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 26

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2012

	CONSERVATIVE	MODERATE	AGGRESSIVE
	ALLOCATION	ALLOCATION	ALLOCATION
NET INVESTMENT INCOME	FUND	FUND	FUND
Investment Income:
Dividend income	$1,775,494	$2,632,660	$802,785
Total investment income	1,775,494	2,632,660	802,785

Expenses:
Transfer agency fees and expenses	110,731	248,915	171,876
Administrative fees	89,764	197,168	97,737
Distribution Plan expenses:
Class A	116,951	269,545	142,894
Class C	130,625	231,269	80,000
Trustees' fees and expenses	7,470	16,579	8,201
Registration fees	25,716	30,486	26,458
Reports to shareholders	19,230	52,497	34,876
Professional fees	19,268	23,119	20,066
Accounting fees	30,349	35,517	35,393
Miscellaneous	6,290	10,352	7,972
Total expenses	556,394	1,115,447	625,473
Reimbursement from Advisor:
Class A	(153,148)	—	(244,579)
Class I	—	(6,133)	—
Net expenses	403,246	1,109,314	380,894

NET INVESTMENT INCOME	1,372,248	1,523,346	421,891

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	2,542,591	(2,755,087)	(1,860,262)
Change in unrealized appreciation (depreciation)	3,412,189	22,078,105	13,366,822

NET REALIZED AND UNREALIZED
GAIN (LOSS)	5,954,780	19,323,018	11,506,560

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$7,327,028	$20,846,364	$11,928,451

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 27

CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,372,248	$1,122,453
Net realized gain (loss)	2,542,591	(5,587)
Change in unrealized appreciation (depreciation)	3,412,189	(535,664)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,327,028	581,202

Distributions to shareholders from:
Net investment income:
Class A shares	(1,178,687)	(1,054,986)
Class C shares	(187,324)	(190,929)
Net realized gain:
Class A shares	(564,244)	—
Class C shares	(158,834)	—
Total distributions	(2,089,089)	(1,245,915)

Capital share transactions:
Shares sold:
Class A shares	16,545,037	14,958,241
Class C shares	4,682,575	3,623,591
Reinvestment of distributions:
Class A shares	1,642,277	995,395
Class C shares	283,911	151,048
Redemption fees:
Class A shares	146	103
Class C shares	1	5
Shares redeemed:
Class A shares	(7,188,447)	(9,697,385)
Class C shares	(1,384,617)	(1,502,063)
Total capital share transactions	14,580,883	8,528,935

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,818,822	7,864,222

NET ASSETS
Beginning of year	48,821,241	40,957,019
End of year (including undistributed net
investment income of $6,237 and $0, respectively)	$68,640,063	$48,821,241

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,045,068	970,978
Class C shares	297,266	236,173
Reinvestment of distributions:
Class A shares	106,175	64,984
Class C shares	18,672	9,895
Shares redeemed:
Class A shares	(455,723)	(628,955)
Class C shares	(88,094)	(97,739)
Total capital share activity	923,364	555,336

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 28

MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$1,523,346	$1,085,206
Net realized gain (loss)	(2,755,087)	(1,715,077)
Change in unrealized appreciation (depreciation)	22,078,105	(962,417)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,846,364	(1,592,288)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,286,135)	(1,251,345)
Class C shares	(207,903)	(276,709)
Class I shares	(12,988)	(12,914)
Return of capital:
Class A shares	—	(124,053)
Class C shares	—	(27,432)
Class I shares	—	(1,280)
Total distributions	(1,507,026)	(1,693,733)

Capital share transactions:
Shares sold:
Class A shares	19,811,340	22,021,107
Class C shares	3,954,340	4,752,287
Class I shares	1,259	142,205
Reinvestment of distributions:
Class A shares	1,219,653	1,379,190
Class C shares	172,964	170,885
Class I shares	12,988	36,393
Redemption fees:
Class A shares	883	406
Class C shares	104	102
Shares redeemed:
Class A shares	(15,300,239)	(17,660,817)
Class C shares	(3,418,568)	(4,404,778)
Class I shares	(1,141,484)	(972,417)
Total capital share transactions	5,313,240	5,464,563

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,652,578	2,178,542

NET ASSETS
Beginning of year	117,766,189	115,587,647
End of year (including undistributed net investment
income of $16,320 and $0, respectively)	$142,418,767	$117,766,189

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 29

MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	1,229,027	1,400,913
Class C shares	250,511	308,140
Class I shares	—	9,315
Reinvestment of distributions:
Class A shares	80,163	87,097
Class C shares	11,640	10,985
Class I shares	855	2,290
Shares redeemed:
Class A shares	(959,281)	(1,126,122)
Class C shares	(218,597)	(283,594)
Class I shares	(69,064)	(63,430)
Total capital share activity	325,254	345,594

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 30

AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$421,891	$109,451
Net realized gain (loss)	(1,860,262)	(1,335,519)
Change in unrealized appreciation (depreciation)	13,366,822	(771,227)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,928,451	(1,997,295)

Distributions to shareholders from:
Net investment income:
Class A shares	(440,420)	(107,567)
Class C shares	(61,813)	(16,457)
Class I shares	—	(2)
Total distributions	(502,233)	(124,026)

Capital share transactions:
Shares sold:
Class A shares	8,607,576	10,037,159
Class C shares	1,176,858	1,380,077
Reinvestment of distributions:
Class A shares	417,366	101,258
Class C shares	56,791	14,993
Class I shares	—	2
Redemption fees:
Class A shares	340	126
Class C shares	60	210
Shares redeemed:
Class A shares	(9,745,801)	(9,362,001)
Class C shares	(1,394,982)	(2,024,424)
Class I shares	—	(990)
Total capital share transactions	(881,792)	146,410

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,544,426	(1,974,911)

NET ASSETS
Beginning of year	58,332,087	60,306,998
End of year (including distributions in excess of net
investment income of $80,342 and $0, respectively)	$68,876,513	$58,332,087

See notes to financial statements.

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AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	566,199	661,914
Class C shares	83,319	96,274
Reinvestment of distributions:
Class A shares	29,268	6,728
Class C shares	4,276	1,057
Shares redeemed:
Class A shares	(643,748)	(612,445)
Class C shares	(99,609)	(142,396)
Class I shares	—	(64)
Total capital share activity	(60,295)	11,068

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Investment Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, three of which are reported herein: Calvert Conservative Allocation Fund ("Conservative"), Calvert Moderate Allocation Fund ("Moderate"), and Calvert Aggressive Allocation Fund ("Aggressive") (the “Funds”). The Funds are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). Each Fund offers Class A and Class C shares. Moderate and Aggressive also offered Class I shares, however the last remaining shareholder in Aggressive and Moderate Class I shares redeemed out on February 24, 2011 and March 22, 2012, respectively. Class I shares of each Fund were closed and de-registered with the Securities and Exchange Commission effective April 30, 2012. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares had no front-end or deferred sales charge and had lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees ("the Board") to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 33

The Valuation Committee utilizes various methods to measure the fair value of the Funds' investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds' investments by major category are as follows: Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and policies of the Underlying Funds are included in their financial statements, which are available upon request.

At September 30, 2012, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2012:

CONSERVATIVE		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual Funds	$68,653,309	-	-	$68,653,309
TOTAL	$68,653,309	-	-	$68,653,309

MODERATE		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual Funds	$142,335,034	-	-	$142,335,034
TOTAL	$142,335,034	-	-	$142,335,034

AGGRESSIVE		VALUATION INPUTS
Investments in Securities*	Level 1	Level 2	Level 3	Total
Mutual Funds	$68,955,859	-	-	$68,955,859
TOTAL	$68,955,859	-	-	$68,955,859

* For a complete listing of investments, please refer to the Statement of Net Assets.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 34

Security Transactions and Net Investment Income: Security transactions, normally purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on each Fund’s cash on deposit with the bank. These credits are used to reduce the Funds' expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code and to distribute substantially all taxable earnings.

Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 35

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company (formerly known as UNIFI Mutual Holding Company). The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees for managing the Underlying Funds. At year end, $4,559, $27,364, and $1,839 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during September 2012.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2013. The contractual expense cap is .44%, .80%, and .43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each of the Funds. The contractual expense cap was .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Classes A, C, and I of each of the Funds pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $8,373, $17,457, and $8,515 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and C, respectively, for each of the Funds. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I shares did not have Distribution Plan expenses. Under the terms of the agreement, $23,228, $44,391, and $19,368 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

CID received $43,010, $71,918, and $41,406 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2012.

Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CIS received fees of $17,822, $50,345,

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 36 and $38,028 for the year ended September 30, 2012 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $1,383, $4,087, and $2,706 was payable at year end for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each regular Board meeting attended. The independent Trustees also received a fee between $1,500 and $2,000 for each special meeting they attended during the year. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each regular Committee meeting attended ($1,000 for special Audit Committee meetings). Trustees' fees are allocated to each of the funds served.

NOTE C – INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of the Underlying Funds were:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Purchases	$29,333,668	$39,767,790	$15,397,748
Sales	15,289,328	33,230,687	15,405,268

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE	CONSERVATIVE	MODERATE	AGGRESSIVE
30-Sep-17	—	—	($87,234)
30-Sep-18	—	($201,235)	(2,287)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

Moderate intends to elect to defer net capital losses of $64,409 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013. Aggressive intends to elect to defer net ordinary losses of $80,342 incurred from January 1, 2012 through September 30, 2012 and net capital losses of $345,711 incurred from November 1, 2011 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

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The tax character of dividends and distributions paid during the years ended September 30, 2012 and September 30, 2011 was as follows:

CONSERVATIVE
Distributions paid from:	2012	2011
Ordinary income	$1,366,011	$1,132,949
Long term capital gain	723,078	112,966
Total	$2,089,089	$1,245,915

MODERATE
Distributions paid from:	2012	2011
Ordinary income	$1,507,026	$1,540,968
Return of capital	—	152,765
Total	$1,507,026	$1,693,733

AGGRESSIVE
Distributions paid from:	2012	2011
Ordinary income	$502,233	$124,026
Total	$502,233	$124,026

As of September 30, 2012, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Unrealized appreciation	$4,107,634	$10,377,524	$3,968,664
Unrealized (depreciation)	(278,234)	(3,926,473)	(4,263,714)
Net unrealized appreciation/(depreciation)	$3,829,400	$6,451,051	($295,050)

Undistributed ordinary income	$6,237	$16,320	—
Undistributed long term capital gain	$1,321,559	—	—
Capital loss carryforward	—	($201,235)	($89,521)

Federal income tax cost of investments	$64,823,909	$135,883,983	$69,250,909

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales for all of the Funds, deferral of post October capital losses in Moderate and Aggressive, and deferral of post December ordinary losses in Aggressive.

NOTE D – LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no borrowings under the agreement during the year ended September 30, 2012.

NOTE E – OTHER

On December 27, 2011, Conservative, Moderate and Aggressive recorded receivables due from the Advisor in the amounts of $161,779, $154,365, and $19,812, respectively, resulting from a settlement between the Advisor and certain underlying funds regarding differences in the underlying fund’s NAV at the Funds’ September 30, 2011 fiscal year end and throughout certain fiscal years. These NAV differences resulted from valuation differences detected in certain of the underlying fund’s portfolio holdings. The Advisor settled the recorded receivable balances on the same day.

NOTE F – SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 40

CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011	2010
Net asset value, beginning	$15.01	$15.17	$14.29
Income from investment operations:
Net investment income	.40	.42	.35
Net realized and unrealized gain (loss)	1.65	(.13)	.88
Total from investment operations	2.05	.29	1.23
Distributions from:
Net investment income	(.40)	(.45)	(.35)
Net realized gain	(.21)	—	—
Total distributions	(.61)	(.45)	(.35)
Total increase (decrease) in net asset value	1.44	(.16)	.88
Net asset value, ending	$16.45	$15.01	$15.17
Total return*	13.96%	1.86%	8.69%
Ratios to average net assets:A,B
Net investment income	2.53%	2.65%	2.37%
Total expenses	.77%	.84%	.90%
Expenses before offsets	.44%	.44%	.44%
Net expenses	.44%	.44%	.44%
Portfolio turnover	26%	22%	9%
Net assets, ending (in thousands)	$53,431	$38,329	$32,565

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008
Net asset value, beginning		$14.52	$16.45
Income from investment operations:
Net investment income		.45	.62
Net realized and unrealized gain (loss)		(.04)	(1.70)
Total from investment operations		.41	(1.08)
Distributions from:
Net investment income		(.45)	(.62)
Net realized gain		(.19)	(.23)
Total distributions		(.64)	(.85)
Total increase (decrease) in net asset value		(.23)	(1.93)
Net asset value, ending		$14.29	$14.52
Total return*		3.48%	(6.90%)
Ratios to average net assets:A,B
Net investment income		3.41%	3.92%
Total expenses		1.04%	1.07%
Expenses before offsets		.44%	.44%
Net expenses		.44%	.44%
Portfolio turnover		24%	13%
Net assets, ending (in thousands)		$23,300	$17,551

See notes to financial highlights.

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CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012	2011	2010
Net asset value, beginning	$14.90	$15.10	$14.23
Income from investment operations:
Net investment income	.24	.25	.17
Net realized and unrealized gain (loss)	1.62	(.14)	.87
Total from investment operations	1.86	.11	1.04
Distributions from:
Net investment income	(.23)	(.31)	(.17)
Net realized gain	(.21)	—	—
Total distributions	(.44)	(.31)	(.17)
Total increase (decrease) in net asset value	1.42	(.20)	.87
Net asset value, ending	$16.32	$14.90	$15.10

Total return*	12.73%	.67%	7.39%
Ratios to average net assets:A,B
Net investment income	1.45%	1.47%	1.12%
Total expenses	1.51%	1.59%	1.68%
Expenses before offsets	1.51%	1.59%	1.68%
Net expenses	1.51%	1.59%	1.68%
Portfolio turnover	26%	22%	9%
Net assets, ending (in thousands)	$15,209	$10,492	$8,393

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009	2008
Net asset value, beginning		$14.45	$16.40
Income from investment operations:
Net investment income		.26	.41
Net realized and unrealized gain (loss)		(.03)	(1.72)
Total from investment operations		.23	(1.31)
Distributions from:
Net investment income		(.26)	(.41)
Net realized gain		(.19)	(.23)
Total distributions		(.45)	(.64)
Total increase (decrease) in net asset value		(.22)	(1.95)
Net asset value, ending		$14.23	$14.45

Total return*		2.05%	(8.28%)
Ratios to average net assets:A,B
Net investment income		1.99%	2.54%
Total expenses		1.88%	1.85%
Expenses before offsets		1.88%	1.85%
Net expenses		1.88%	1.85%
Portfolio turnover		24%	13%
Net assets, ending (in thousands)		$5,747	$4,408

See notes to financial highlights.

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MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011	2010
Net asset value, beginning	$14.51	$14.87	$13.94
Income from investment operations:
Net investment income	.21	.15	.16
Net realized and unrealized gain (loss)	2.36	(.29)	.92
Total from investment operations	2.57	(.14)	1.08
Distributions from:
Net investment income	(.19)	(.20)	(.15)
In excess of net investment income	—	(.02)	—
Total distributions	(.19)	(.22)	(.15)
Total increase (decrease) in net asset value	2.38	(.36)	.93
Net asset value, ending	$16.89	$14.51	$14.87

Total return*	17.89%	(1.03%)	7.76%
Ratios to average net assets:A,B
Net investment income	1.28%	.97%	1.06%
Total expenses	.72%	.73%	.76%
Expenses before offsets	.72%	.73%	.76%
Net expenses	.72%	.73%	.76%
Portfolio turnover	25%	18%	7%
Net assets, ending (in thousands)	$117,550	$95,930	$92,913

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008
Net asset value, beginning		$14.83	$18.30
Income from investment operations:
Net investment income		.23	.37
Net realized and unrealized gain (loss)		(.51)	(3.17)
Total from investment operations		(.28)	(2.80)
Distributions from:
Net investment income		(.22)	(.37)
Net realized gain		(.39)	(.30)
Total distributions		(.61)	(.67)
Total increase (decrease) in net asset value		(.89)	(3.47)
Net asset value, ending		$13.94	$14.83

Total return*		(.95%)	(15.82%)
Ratios to average net assets:A,B
Net investment income		1.85%	2.12%
Total expenses		.83%	.71%
Expenses before offsets		.80%	.71%
Net expenses		.80%	.71%
Portfolio turnover		25%	5%
Net assets, ending (in thousands)		$77,805	$74,972

See notes to financial highlights.

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MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012	2011	2010
Net asset value, beginning	$14.26	$14.65	$13.79
Income from investment operations:
Net investment income	.09	.04	.05
Net realized and unrealized gain (loss)	2.31	(.29)	.90
Total from investment operations	2.40	(.25)	.95
Distributions from:
Net investment income	(.14)	(.13)	(.09)
In excess of net investment income	—	(.01)	—
Total distributions	(.14)	(.14)	(.09)
Total increase (decrease) in net asset value	2.26	(.39)	.86
Net asset value, ending	$16.52	$14.26	$14.65

Total return*	16.96%	(1.79%)	6.95%
Ratios to average net assets:A,B
Net investment income	.55%	.24%	.30%
Total expenses	1.45%	1.48%	1.52%
Expenses before offsets	1.45%	1.48%	1.52%
Net expenses	1.45%	1.48%	1.52%
Portfolio turnover	25%	18%	7%
Net assets, ending (in thousands)	$24,869	$20,842	$20,883

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009	2008
Net asset value, beginning		$14.72	$18.16
Income from investment operations:
Net investment income		.13	.24
Net realized and unrealized gain (loss)		(.52)	(3.14)
Total from investment operations		(.39)	(2.90)
Distributions from:
Net investment income		(.15)	(.24)
Net realized gain		(.39)	(.30)
Total distributions		(.54)	(.54)
Total increase (decrease) in net asset value		(.93)	(3.44)
Net asset value, ending		$13.79	$14.72

Total return*		(1.79%)	(16.43%)
Ratios to average net assets:A,B
Net investment income		1.03%	1.38%
Total expenses		1.60%	1.48%
Expenses before offsets		1.60%	1.48%
Net expenses		1.60%	1.48%
Portfolio turnover		25%	5%
Net assets, ending (in thousands)		$17,582	$16,835

See notes to financial highlights.

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MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	March 22,		September 30,	September 30,
CLASS I SHARES	2012	(y)(z)	2011	2010
Net asset value, beginning	$14.58		$14.92	$13.99
Income from investment operations:
Net investment income	.24		.18	.23
Net realized and unrealized gain (loss)	1.94		(.23)	.92
Total from investment operations	2.18		(.05)	1.15
Distributions from:
Net investment income	(.20)		(.26)	(.22)
In excess of net investment income	—		(.03)	—
Total distributions	(.20)		(.29)	(.22)
Total increase (decrease) in net asset value	1.98		(.34)	.93
Net asset value, ending	$16.56		$14.58	$14.92

Total return*	15.04%		(.50%)	8.29%
Ratios to average net assets:A,B
Net investment income	2.83	% (a)	1.52%	1.37%
Total expenses	1.35	% (a)	.85%	1.02%
Expenses before offsets	.23	% (a)	.23%	.23%
Net expenses	.23	% (a)	.23%	.23%
Portfolio turnover	20%		18%	7%
Net assets, ending (in thousands)	$0		$995	$1,791

			PERIODS ENDED
			September 30,	September 30,
CLASS I SHARES			2009	2008	#
Net asset value, beginning			$14.88	$16.73
Income from investment operations:
Net investment income			.30	.13
Net realized and unrealized gain (loss)			(.51)	(1.85)
Total from investment operations			(.21)	(1.72)
Distributions from:
Net investment income			(.29)	(.13)
Net realized gain			(.39)	—
Total distributions			(.68)	(.13)
Total increase (decrease) in net asset value			(.89)	(1.85)
Net asset value, ending			$13.99	$14.88

Total return*			(.38%)	(10.34%)
Ratios to average net assets:A,B
Net investment income			2.45%	2.04	% (a)
Total expenses			2.08%	20.84	% (a)
Expenses before offsets			.23%	.23	% (a)
Net expenses			.23%	.23	% (a)
Portfolio turnover			25%	4%
Net assets, ending (in thousands)			$927	$960

See notes to financial highlights.

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AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS A SHARES	2012	2011 (z)	2010
Net asset value, beginning	$13.47	$13.94	$13.03
Income from investment operations:
Net investment income	.12	.05	.09
Net realized and unrealized gain (loss)	2.68	(.49)	.90
Total from investment operations	2.80	(.44)	.99
Distributions from:
Net investment income	(.12)	(.03)	(.08)
Total distributions	(.12)	(.03)	(.08)
Total increase (decrease) in net asset value	2.68	(.47)	.91
Net asset value, ending	$16.15	$13.47	$13.94

Total return*	20.88%	(3.19%)	7.61%
Ratios to average net assets:A,B
Net investment income	.80%	.33%	.66%
Total expenses	.86%	.86%	.92%
Expenses before offsets	.43%	.43%	.43%
Net expenses	.43%	.43%	.43%
Portfolio turnover	24%	16%	8%
Net assets, ending (in thousands)	$60,495	$51,103	$52,132

		YEARS ENDED
		September 30,	September 30,
CLASS A SHARES		2009	2008
Net asset value, beginning		$14.45	$19.00
Income from investment operations:
Net investment income		.15	.23
Net realized and unrealized gain (loss)		(1.00)	(4.21)
Total from investment operations		(.85)	(3.98)
Distributions from:
Net investment income		(.12)	(.21)
Net realized gain		(.45)	(.36)
Total distributions		(.57)	(.57)
Total increase (decrease) in net asset value		(1.42)	(4.55)
Net asset value, ending		$13.03	$14.45

Total return*		(4.67%)	(21.59%)
Ratios to average net assets:A,B
Net investment income		1.35%	1.27%
Total expenses		1.06%	.87%
Expenses before offsets		.43%	.43%
Net expenses		.43%	.43%
Portfolio turnover		15%	4%
Net assets, ending (in thousands)		$45,307	$43,632

See notes to financial highlights.

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AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

		YEARS ENDED
	September 30,	September 30,	September 30,
CLASS C SHARES	2012	2011 (z)	2010
Net asset value, beginning	$12.57	$13.18	$12.49
Income from investment operations:
Net investment income (loss)	(.07)	(.14)	(.08)
Net realized and unrealized gain (loss)	2.50	(.44)	.85
Total from investment operations	2.43	(.58)	.77
Distributions from:
Net investment income	(.11)	(.03)	(.08)
Total distributions	(.11)	(.03)	(.08)
Total increase (decrease) in net asset value	2.32	(.61)	.69
Net asset value, ending	$14.89	$12.57	$13.18

Total return*	19.43%	(4.45%)	6.14%
Ratios to average net assets:A,B
Net investment income (loss)	(.46%)	(.93%)	(.66%)
Total expenses	1.69%	1.70%	1.77%
Expenses before offsets	1.69%	1.70%	1.77%
Net expenses	1.69%	1.70%	1.77%
Portfolio turnover	24%	16%	8%
Net assets, ending (in thousands)	$8,381	$7,229	$8,174

		YEARS ENDED
		September 30,	September 30,
CLASS C SHARES		2009	2008
Net asset value, beginning		$14.02	$18.63
Income from investment operations:
Net investment income (loss)		(.01)	.02
Net realized and unrealized gain (loss)		(.99)	(4.12)
Total from investment operations		(1.00)	(4.10)
Distributions from:
Net investment income		(.08)	(.15)
Net realized gain		(.45)	(.36)
Total distributions		(.53)	(.51)
Total increase (decrease) in net asset value		(1.53)	(4.61)
Net asset value, ending		$12.49	$14.02

Total return*		(6.06%)	(22.62%)
Ratios to average net assets:A,B
Net investment income (loss)		(.19%)	(.01%)
Total expenses		1.94%	1.72%
Expenses before offsets		1.92%	1.72%
Net expenses		1.92%	1.72%
Portfolio turnover		15%	4%
Net assets, ending (in thousands)		$7,445	$6,709

See notes to financial highlights.

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AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	February 24,		September 30,
CLASS I SHARES	2011	(y)(z)	2010
Net asset value, beginning	$14.00		$13.06
Income from investment operations:
Net investment income	.11		.12
Net realized and unrealized gain (loss)	1.45		.90
Total from investment operations	1.56		1.02
Distributions from:
Net investment income	(.03)		(.08)
Total distributions	(.03)		(.08)
Total increase (decrease) in net asset value	1.53		.94
Net asset value, ending	$15.53		$14.00

Total return*	11.14%		7.83%
Ratios to average net assets:A,B
Net investment income	1.29	% (a)	.89%
Total expenses	1,182.62	% (a)	1,348%
Expenses before offsets	.23	% (a)	.23%
Net expenses	.23	% (a)	.23%
Portfolio turnover	16%		8%
Net assets, ending (in thousands)	$0		$1

	PERIODS ENDED
	September 30,		September 30,
CLASS I SHARES	2009		2008	#
Net asset value, beginning	$14.46		$16.73
Income from investment operations:
Net investment income	.18		.03
Net realized and unrealized gain (loss)	(.99)		(2.30)
Total from investment operations	(.81)		(2.27)
Distributions from:
Net investment income	(.14)		—
Net realized gain	(.45)		—
Total distributions	(.59)		—
Total increase (decrease) in net asset value	(1.40)		(2.27)
Net asset value, ending	$13.06		$14.46

Total return*	(4.41%)		(13.57%)
Ratios to average net assets:A,B
Net investment income	1.59%		.30	% (a)
Total expenses	2,098.82%		1,924.45	% (a)
Expenses before offsets	.23%		.23	% (a)
Net expenses	.23%		.23	% (a)
Portfolio turnover	15%		2%
Net assets, ending (in thousands)	$1		$1

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 48

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(y) Aggressive and Moderate Class I shares were completely liquidated on February 24, 2011 and March 22, 2012, respectively.

(z) Per share figures calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From January 31, 2008 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEE AND OFFICER INFORMATION TABLE

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*The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$219,465		$141,075
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$22,560	0%	$22,560	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$242,025	0%	$163,635	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/11
$	%*	$	% *
$10,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2012